                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )        CASE NO: 04-67597
                                      )        Chapter 11
                                      )        Judge: Marci B. McIvor
INTERMET CORP.                        )
                           Debtor     )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]     Operating Statement                         (Form 2)

      [X]     Balance Sheet                               (Form 3)

      [X]     Summary of Operations                       (Form 4)

      [X]     Monthly Cash Statement                      (Form 5)

      [X]     Statement of Compensation                   (Form 6)

      [X]     Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                        YES [X]         NO [ ]

3. That all post-petition taxes as described in Sectio n 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                        YES [X]         NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES [X]         NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                        YES [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                     /s/ Robert E. Belts
                                         ------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries              CASE # 04-67597
Operating Statement                             INTERMET
For the Month Ended 6-30-05                      CORP(*)
($000's)                            ----------------------------------
                                    Current Month   Total Since Filing
                                    -------------   ------------------
Net Sales                               51,366           499,579
Cost of Goods Sold

Materials and Freight                   15,055           167,161
Wages - Hourly                           8,714            79,678
Wages-Salary                             2,568            24,131
Employee Benefits and Pension            5,318            53,090
Repairs & Maintenance                    3,322            24,303
Supplies                                 2,987            25,712
Utilities                                2,810            28,497
Purchased Components/Services            4,004            36,229
Income(loss) from Pattern Sales            (28)              910
Fixed Asset - (gain/loss)                 (642)             (199)
MIS Expense                                237             2,148
Travel & Entertainment                      65               516
Other Variable Costs                       137            20,626
Depreciation & Amortization              2,751            24,981
Other Allocated Fixed Costs                462             3,219
Other Fixed Costs                        1,232            10,936
                                       -------          --------
Cost of Goods Sold                      48,992           501,938

Gross Profit                             2,374            (2,359)

Plant SG&A Expense                         127             1,256
SG&A Expense - Allocation (Sched 1)      2,143            27,532
 Other Operating Expenses                3,445           200,279
                                       -------          --------
Total Operating Expenses                 5,715           229,067

Operating Profit                        (3,341)         (231,426)

Outside Interest Income                      7               460
Outside Interest (Expense)              (1,816)          (20,136)
Intercompany Interest Income                 -             6,011
Intercompany Interest (Expense)              -            (6,011)
Charges (From) Affiliates               (1,650)          (14,502)
Charges To Affiliates                    1,723            15,137
Gain/(Loss) On Sales Of Assets            (778)             (778)
Outside Dividend Income                      -                 -
 Foreign Exchange Gain/(Loss)                -                 -
Income/Loss From European Operations     1,541             6,458
Other Income/(Expense)                  (2,491)          (15,487)
                                       -------          --------
Total Non-Operating Expenses            (3,464)          (28,848)
Income Before Income Taxes              (6,805)         (260,274)
Income Tax Expense                         159             1,624
                                       -------          --------
 Net Income                             (6,964)         (261,898)
                                       =======          ========

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                     June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                             June
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  892
Employee Benefits and Pension                   107
Payroll Taxes                                    53
Other Taxes                                       0
Rent and Lease Expense                          212
Interest Expense
Insurance                                        63
Automobile and Truck Expense                     11
Utilities(Gas Electric,Phone)                    43
Depreciation                                     86
Travel and Entertainment                        114
Repairs and Maintenance                          98
Advertising/Promotion                            10
Supplies, Office Expense                         42

OTHER:

Contributions                                     0
Professional Fees - Audit/Tax                   350
Bank Fees                                        28
Public Reporting Fees                            15
Employee Relocation/Training                     17
Data Processing                                  27
Dues and Subscriptions                           15
Outside Services                                 92
Project Development Costs net of Billings       (32)
Director Fees                                    25
Miscellaneous                                     5
Legal Fees                                       10
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (254)
                                            -------
                                            $ 2,143
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       490
                                            -------
Total                                       $ 2,143
                                            =======

                                                 JUNE              MAY
                                             ---------------  ---------------
   Intermet Corp. and Subsidiaries           CASE # 04-67597  CASE # 04-67597
   Balance Sheet as of 06-30-05              ---------------  ---------------
   ($000's)                                    INTERMET         INTERMET
                                              CORP (NOTE 1)    CORP (NOTE 1)
                                             ---------------  ---------------
Cash And Equivalents                          $   1,974         $   1,843
Accounts Receivable                              89,406            76,758
Short-Term Intercompany Receivables                  (6)               (4)
Inventories                                      55,154            52,984
Other Current Assets                              8,375             9,200
                                              ---------         ---------
   TOTAL CURRENT ASSETS                         154,903           140,781

Land and Buildings                              115,631           114,046
 Machinery & Equipment                          419,325           397,685
 Construction In Progress                       (15,036)            7,366
                                              ---------         ---------
 Total Fixed Assets                             519,920           519,097
 Accumulated Depreciation                      (334,696)         (332,195)
                                              ---------         ---------
    NET FIXED ASSETS                            185,224           186,902

 Investment In Subsidiaries                          (2)               (2)
Investment In European Operations (Note 2)       88,926            89,037
 Long-Term Intercompany Receivables                  (1)               (2)
 Deferred Taxes, Long-Term Asset                 (1,057)           (1,057)
 Other Assets                                    15,129            15,497
                                              ---------         ---------
    TOTAL ASSETS                              $ 443,122         $ 431,156
                                              =========         =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                              $  12,802         $  11,179
Wages and Salaries  (See schedule)                6,617             6,500
Taxes Payable - (See schedule)                    6,949             6,514
                                              ---------         ---------
  TOTAL POST PETITION LIABILITIES                26,368            24,193

SECURED LIABILITIES:
SECURED DEBT                                    197,299           177,902

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                               607               607
 Accrued Tax - State                               (316)             (316)
 Accrued Property Taxes                              77               140
 Accrued Workers Comp                             8,926             9,390
 Accrued Payroll                                  2,652             2,812
Accrued Payroll Taxes                                 0                 0
                                              ---------         ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES       11,946            12,633

UNSECURED LIABILITIES
Accounts Payable                                 62,592            62,950
Senior & IDR Bonds                              177,000           177,000
                                              ---------         ---------
TOTAL UNSECURED LIABILITIES                     239,592           239,950

OTHER LIABILITIES
Accrued Liabilities                              34,880            36,819
Short-Term Intercompany Payables                    (14)               (1)
 Retirement Benefits                             86,051            83,979
 Deferred Taxes - Long-Term Liability            (3,838)           (3,838)
 Other Long-Term Liabilities                      4,038             4,026
 Long-Term Intercompany Payables                 (1,238)           (1,161)
                                              ---------         ---------
 TOTAL LIABILITIES                              595,084           574,502

Common Stock                                      2,605             2,605
Capital In Excess Of Par Value                   36,201            36,201
Retained Earnings - Prepetition                   8,831             8,831
Retained Earnings - Post Petition              (268,100)         (259,595)
Equity In European Operations                    88,926            89,037
Accumulated Translation Adjustment                3,859             3,859
Minimum Pension Liability Adjustment            (24,093)          (24,093)
Unearned Restricted Stock                          (191)             (191)
                                              ---------         ---------
TOTAL SHAREHOLDER EQUITY                       (151,962)         (143,346)
                                              ---------         ---------
 TOTAL LIABILITIES AND EQUITY                 $ 443,122         $ 431,156
                                              =========         =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries.

Certain amounts in the previous operating reports have been reclassified to conform to the presentation of the June operating statements.

Note 2

"Investment in European Operations" is net of $39,333 in June and $40,115 in May, representing intercompany liabilities of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

PERIOD ENDED: 06-30-05         INTERMET CORPORATION               CASE #04-67597
                           CORPORATE BOOKS ONLY - NO SUBS
                        SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                   Balance
                                       as of        Accrued /     Payments /     as of
                                    As of 5/31/05   Withheld      Deposits      6/30/05
                                    -------------   -----------   -----------  -----------
Income tax withheld: Federal         $         0     $        0   $         0   $        0
Income tax withheld: State                     0              0             0            0
Income tax withheld: Local                     0              0             0            0
FICA Withheld                                  0              0             0            0
Employers FICA                                 0              0             0            0
Unemployment Tax: Federal                     (0)             0             0           (0)
Unemployment Tax: State                        0              0             0            0
All Other Payroll W/H                   (324,746)       (96,946)      364,228      (57,464)
State Taxes: Inc./Sales/Use/Excise    (3,177,071)       (45,080)            0   (3,222,151)
Federal                                  608,295              0             0      608,295
Property Taxes                           (13,651)        (1,600)            0      (15,251)
Workers Compensation                    (497,282)             0             0     (497,282)
                                    ------------    -----------   -----------  -----------
Total                               ($ 3,404,455)   ($  143,626)  $   364,228  ($3,183,853)

Wages and Salaries                    (3,148,961)      (610,958)          735   (3,759,184)
                                    ------------    -----------   -----------  -----------
Grand Total                         ($ 6,553,417)   ($  754,584)  $   364,963  ($6,943,038)
                                    ============    ===========   ===========  ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total        0-30 Days        30-60 Days  Over 60 Days
Accounts Payable                      $1,116,644     $1,102,597       $ 14,046
Accounts Receivable                          N/A

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                     MONTHLY CASH STATEMENT
onth Ended 6/30/2005
                                                 CASE # 04-67597
     ---------------------------------------------------------------------------
                                               INTERMET CORPORATION

  ACCOUNT TYPE            CONCEN.   CONCENTRATION CONCENTRATION  DEPOSIT   DEPOSITORY     AP           PR
   Account #             1054530796   1851811305     1599333    5401086482   1096643  2770716377   2770716716
     BANK                Stan. Fed.    Comerica      Bank One   Stan. Fed.  Bank One  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE   1,656,611              -      22,358           -           -           -             -
RECEIPTS                 3,068,276              -           -     620,845           -           -             -
TRANSFERS IN            38,754,758          5,255       3,187           -           -   1,302,018       597,243
DIP INFLOW              27,812,351              -           -           -           -           -             -
DISBURSEMENTS          (30,824,338)        (5,227)          -           -           -  (1,302,018)     (597,243)
                             A                A                                                            A
Transfers OUT          (29,725,730)           (28)    (25,545)   (620,845)          -           -             -
DIP REPAYMENT           (8,812,351)             -           -           -           -           -             -
                       -----------    ----------- -----------  ----------  ---------- -----------   -----------
ENDING BANK BALANCE      1,929,576              -           -           -           -           -             -

  ACCOUNT TYPE         MEDICAL - MALLOY  METLIFE   ENVIRONMENTAL
   Account #             5402307572     5402307564   400806.1
     BANK                Stan. Fed.     Stan. Fed.    Lasalle
BEGINNING BANK BALANCE                         -   3,105,660
RECEIPTS                           -           -       6,761
TRANSFERS IN                 136,845      74,513           -
DIP INFLOW                         -           -           -
DISBURSEMENTS               (136,845)    (74,513)       (647)
                                A            A            A
Transfers OUT                      -           -           -
DIP REPAYMENT                      -           -           -
                         ----------- -----------   ---------
ENDING BANK BALANCE                -           -   3,111,774

CORPORATE DISBURSEMENTS PAID FOR CORPORATE (INCLUDES CORPORATE
 PAYROLL OF $ 998,109)                                                          8,738,829 E
MATERIAL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                           20,306,173
PAYROLL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                             2,593,811
                                                                             ------------
TOTAL WIRES & OTHER DISBURSEMENTS BY CORPORATE (EXCLUDES CORPORATE CHECKS)     31,638,812 Sum of A
CORPORATE CHECKS ISSUED PERTAINING TO CORPORATE                                   797,154 E
CORPORATE CHECKS ISSUED PERTAINING TO PLANTS (DEBIT MEMOS)                        234,150
                                                                             ------------
TOTAL CORPORATE DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)       $ 32,670,117
                                                                             =============
OUTSTANDING CHECKS AS OF MAY 31                                                   448,508
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                               (503)
CHECKS ISSUED DURING JUNE                                                       1,031,304
CHECK CLEARED DURING JUNE                                                      (1,301,258) EXCLUDES EFT OF $760 FOR PAYROLL TAX FEES
                                                                             ------------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                    $ 178,051
                                                                             ============

   Sum of E $ 9,535,983 REPESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATE                                    CASE # 04-67597
CASH DISBURSEMENTS
JUNE 2005

          VENDOR                                                  TOTAL DISBURSEMENTS
--------------------------------
A CUT ABOVE LANDSCAPE                                                     1,500.00
ABC COKE                                                                629,113.11
ACE AMERICAN INSURANCE                                                  705,675.00
ACE AMERICAN INSURANCE CO.                                              104,777.15
A-COM PROTECTION SERVICES INC.                                              140.00
ADP INVESTOR COMMUNICATION                                                  396.89
AETNA U.S. HEALTHCARE                                                    19,187.20
AIRGAS MID AMERICA                                                           39.33
ALABAMA POWER                                                               774.97
ALCAN ALUMINUM CORPORATION                                               93,810.36
ALCOA ALUMINUM                                                        1,351,079.07
ALFE HEAT TREATING                                                      264,472.05
ALLIED METAL COMPANY                                                     57,659.55
ALLIED MINERAL PRODUCTS                                                  42,953.36
ALLIED SECURITY SYSTEMS, INC.                                               216.00
ALTER TRADING                                                            26,597.65
ALUAR ALUMINUM                                                          812,949.26
ALUMINUM RESOURCES                                                      249,223.14
AMERENCIPS                                                                7,893.30
AMERICAN FOUNDRY SOCIETY                                                  3,750.00
AMERICAN METAL MARKET                                                       775.00
AMERICAN PAYROLL ASSOCIATION                                                165.00
AMERICAN VISA SERVICE, INC.                                                  93.00
AMTECH INTERNATIONAL GROUP, LTD                                          38,286.00
ANDREWS, THOMAS                                                           6,446.52
ANX EBUSINESS                                                             3,456.00
APPALACHIAN POWER                                                         1,491.11
ARCH CONSULTING ASSOCIATES                                                  750.00
AT&T                                                                        289.79
AT&T-UNIVERSAL BILLER                                                     1,785.99
AUTOTEK                                                                   2,000.00
AUTOWEB COMMUNICATIONS, INC.                                              2,000.00
BANK OF NOVA SCOTIA                                                   1,264,740.71
BARBARA BELL                                                                324.88
BARKER-JENNINGS CORP.                                                       564.59
BEGLIN, JUSTIN                                                            1,473.13
BEHR METALS                                                             190,281.00
BELLSOUTH                                                                 2,295.58
BELTS, ROBERT                                                               394.48
BENT TUBE INC.                                                            1,187.16
BENTONITE PERFORMANCE MINERALS                                          112,000.00
BERNARD E. WALLACE, JR.                                                     900.00
BERWYN GROUP, THE                                                             9.50
B-H TRANSFER                                                             11,745.96
BLANCHARD CONSULTING, INC.                                                1,437.50
BLUE CROSS BLUE SHIELDS                                               2,008,803.24
BODYKOTE                                                                    708.90
BOWNE OF CHICAGO                                                          8,520.00
BROWN & SHARPE INC-MSD                                                      863.46
BRUECHERT, PAUL                                                              41.25
BRYANT'S TREE SERVICE                                                       225.00
BSW, INC.                                                                    50.00
BURGE, CRAIG                                                                845.03
BURTON, GLEN                                                              1,030.54
CACHEAUX, CAVAZOS & NEWTON                                                  150.12
CAMBELL CONSULTING                                                       17,896.00

          VENDOR                                                  TOTAL DISBURSEMENTS
--------------------------------
CAPSTONE                                                                133,075.49
CARTER, ERIC                                                                244.41
CAST METALS INSTITUTE, INC.                                                 995.00
CCMA                                                                    217,349.57
CHICAGO SOFT                                                                368.00
CHILD SUPPORT - CFI                                                      49,748.96
CINTAS CORPORATION                                                           90.05
CITY OF HAVANA                                                               17.72
CITY OF RADFORD                                                          14,752.68
CLIENT SERVICES-ECM                                                         105.10
CLIMAX RESEARCH SERVICES                                                    827.50
COLUMBUS FOUNDRY PAYROLL                                                 10,798.68
COLUMBUS WATER WORKS                                                        332.17
COM ED                                                                      301.78
COMERICA                                                                  5,226.58
COMPUTER ASSOCIATES INTL INC                                             22,494.00
COMPUWARE CORP.                                                             825.00
CONCENTRA MEDICAL CENTERS                                                    68.50
CONWAY MACKENZIE & DUNLEAVY                                             485,319.43
COR SOLUTIONS, INC.                                                      29,946.00
CORP LOCKBOX - MISC DEBIT                                                   348.00
CORPORATE PAYROLL                                                       294,592.64
CORPORATE PAYROLL                                                           760.27
COX, MICHAEL                                                                522.04
DALTON'S SERVICES, INC.                                                   3,600.00
DANA                                                                    352,415.00
DEAD SEA MAGNESIUM                                                      586,940.13
DECATUR PAYROLL                                                       1,557,540.12
DELL MARKETING L.P.                                                      39,759.05
DEPOSITORY TRUST COMPANY, THE                                             1,975.00
DETEK, INC.                                                                 895.00
DICKINSON, WRIGHT PLLC                                                      307.80
DILLIN DEVELOPMENT CORP.                                                    692.49
DIMETEK                                                                  18,621.70
DME RR                                                                   68,729.23
DODSON RECOGNITION                                                          223.45
DOYLE, PAT                                                                1,198.38
DRUSCHITZ, ALAN P.                                                        1,613.71
DUBOIS & DUBOIS                                                           7,017.00
DUN & BRADSTREET                                                            303.47
EASTERN ALLOYS, INC.                                                    233,043.24
EASTERN COMPUTER EXCHANGE, INC                                            5,457.00
EASTERN NDT                                                                 404.66
EDWIN B. BRANCH                                                          16,831.97
EGH/TIMBERLAND THREE L.L.C.                                              60,136.59
ELKEM METALS, INC.                                                      310,835.25
ENBRIDGE GAS SERVICES                                                    32,224.66
ENTERPRISE FLEET SERVICES                                                13,291.15
ERNST & YOUNG                                                           539,115.60
EXEC-U-CARE                                                              14,652.28
EXECUTIVE COFFEE SYSTEMS                                                    647.93
FAIRMONT MINERALS                                                        68,431.25
FEDERAL RESERVE BANK OF                                                     450.00
FIDELITY SAVINGS AND PROFIT PLAN                                         42,172.11
FITZGERALD, DAVID C.                                                        753.50
FOCAL COMM. OF MICHIGAN                                                     478.49
FOLEY, LARDNER                                                        1,384,093.95
FOSECO METALLURGICAL INC.                                                59,671.98
FRENCH & ROGERS INC.                                                      8,230.00
FTI RESTRUCTURING                                                       147,029.77
GANNETT FLEMING OF MI., INC.                                              6,392.97
GARRETT, JOE                                                              4,283.59
GE CAPITAL                                                               19,512.14

          VENDOR                                                  TOTAL DISBURSEMENTS
--------------------------------
GEORGE WALTON PAYNE & CO                                                 17,644.20
GEORGIA CHILD SUPPORT--FAMILY                                               103.70
GEORGIA POWER                                                             3,946.57
GEORGIA SALES TAX - CFI                                                  54,663.91
GIERC, DANIEL                                                                65.76
GILLILAND, TIM                                                            2,590.85
GLOBAL ENGINEERING DOCUMENTS                                                328.22
GLOBAL EXCHANGE SERVICES                                                  1,354.59
GLOBE                                                                   542,451.60
GOPAL, NANDA P N                                                          2,755.11
GROUNDWATER & ENVIRONMENTAL                                               3,577.05
GXS LIMITED SPECIAL BILLING                                                 182.40
HA INTERNATIONAL LLC                                                    139,084.45
HEAVIN, TODD                                                              3,271.35
HEMING, DANIEL                                                            2,748.58
HIBBING SALES TAX                                                         1,360.00
HOOVER, ROB                                                               1,875.49
HORN, REGINA                                                                169.59
HYDRO MAGNESIUM                                                         329,223.99
HYDRO MAGNESIUM (NORSK HYDRO)                                            81,452.66
IBG NDT SYSTEMS CORP.                                                       531.25
IBM                                                                      14,514.00
IBM CORPORATION                                                          34,380.03
IKON FINANCIAL SERVICES                                                     477.00
IKON OFFICE SOLUTIONS                                                     5,643.96
ILMO PRODUCTS COMPANY                                                        12.06
IMCO RECYCLING                                                          553,307.32
INDUCTOTHERM CORP.                                                        2,500.00
INTERCALL                                                                   349.17
IRON MOUNTAIN RECORDS MGMT                                                  259.98
IRVIN, LESLIE B                                                           1,979.12
ITC DELTACOM                                                                153.40
J.W. MARTIN                                                                 182.65
JACKSON LOCKBOX - MISC DEBIT                                                 10.00
JACOBSEN'S FLOWERS INC.                                                     186.53
JAFFE, RAITT, HEUER & WIESS                                              14,321.42
JAMES DAVIS CLEANING SERVICE                                                500.00
JEPPESEN SANDERSON                                                          734.00
JOCK ABELL LANDSCAPING                                                      360.00
JOHN HANCOCK FINANCIAL SVCS.                                                411.00
JP MORGAN CHASE BANK, N.A.                                               78,748.47
KENNETH C. HOWELL                                                         2,351.92
KLEIN, KYLE                                                                 618.50
KUZINSKI, MARK                                                            1,524.38
L & L SPECIAL FURNACE CO., INC                                              333.96
LAND TRANSPORTATION                                                     127,200.33
LEONARD BROS. DATA MANAGEMENT                                               399.90
LINA                                                                        567.00
LISIO, JOHN                                                               2,028.61
LONGHURST, JOHN                                                           1,984.84
LORENZ, CHAD                                                                919.76
LOVELL, TONY                                                              1,404.52
LUXURY LIMO, CAR AND COACH, LLC                                             741.00
MACIOCE, RAPHAEL                                                          1,689.37
MAINLINE INFORMATION SYSTEMS                                              3,700.00
MALECKI, ELIZABETH                                                        1,416.87
MALLOY                                                                  136,845.19
MAMMUT =WETRO                                                            40,404.00
MARTINEZ, FRED                                                            1,469.18
MASON COUNTY COLLECTOR                                                   43,441.59
MASTER GAGE & TOOL                                                        1,425.00
MAYBERRY RIGGERS                                                          6,200.00
MCCOLLUM, WILLIAM E.                                                      8,483.44

          VENDOR                                                  TOTAL DISBURSEMENTS
--------------------------------
MCDONALD, MATT                                                            2,118.91
MCI                                                                         579.39
MEDCO HEALTH                                                            380,063.37
METASAVAGE, MIKE                                                            341.18
METLIFE                                                                   9,475.84
METLIFE DENTAL                                                           74,512.59
MICHAEL W. CURTIS                                                         1,382.50
MIDLAND INDUSTRIES, INC.                                                 63,220.18
MIDLANDS TECHNICAL COLLEGE                                               10,636.25
MILBANK TWEED HADLEY MCCLOY LLP                                         293,527.19
MILLER & CO.                                                            250,636.38
MILLER, ALAN                                                                600.00
MONROE PAYROLL                                                        1,025,472.08
MOORE, TERRY                                                              1,140.97
NATIONAL BUSINESS AVIATION                                                  375.00
NATIONAL MATERIAL TRADING                                               537,690.92
NATIONAL METAL ABRASIVE                                                   5,150.00
NDS PRODUCTS                                                                 44.33
NORANDA ALUMINUM                                                        247,446.52
NORFOLK SOUTHERN                                                        205,100.00
NORFOLK SOUTHERN CORPORATION                                                 70.00
NORTH AMERICAN DIE CASTING                                                2,825.00
OESA                                                                        750.00
OFFICE DEPOT, INC.                                                        2,853.90
OFFICE INSTALLATIONS, INC.                                                  160.00
OMELVENY MYERS                                                           58,848.16
OMNISOURCE CORPORATION  - COPPER                                        175,300.00
OMNISOURCE CORPORATION - STEEL                                        6,105,453.00
ONEOK ENERGY MARKETING                                                   38,533.76
PAMS, GENE                                                                   49.49
PARK METALLURGICAL/HEATBATH                                                 273.60
PARKER HANNIFIN                                                           4,098.60
PATZWALDT, JEFF                                                             430.95
PBCC                                                                          6.54
PECSENYE, TIMOTHY                                                           963.74
PEPPER HAMILTON LLP                                                       6,100.25
PETERS, GORDON                                                            1,710.43
PITNEY BOWES                                                                 74.88
PLANTERRA GREENHOUSES                                                        87.00
PLASKO, RANDALL                                                              66.95
PLYMOUTH WAYNE, INC.                                                         18.70
PORTER WARNER INDUSTRIES                                                 87,958.96
PRIMETRADE, INC.                                                      1,014,179.92
PROFESSIONAL BUILDING                                                        27.00
PROVIDENT LIFE & ACCIDENT INS.                                            6,864.40
PRUCHA, TOM                                                               1,908.26
PUTNAM                                                                  171,259.01
RACINE HEALTHCARE                                                         5,053.13
RAR HOLDINGS, INC.                                                        3,322.00
REINHART,BOERNER,VAN DEUREN,                                                159.00
RIVER MILL RECORDS MANAGMENT                                                193.20
ROBERT HALF TECHNOLOGY                                                   21,926.45
ROBERTS, DONALD                                                           2,778.54
RODGERS, KAREN                                                              360.41
RUFF, GARY F.                                                               974.95
RUTHERFORD, JOHN                                                          3,578.25
SAE INTERNATIONAL                                                           458.35
SAS INSTITUTE INC                                                         7,000.47
SBC                                                                       1,253.00
SCHAEFER AND WEINER                                                      40,167.77
SCHELLHASE, DAN                                                           1,501.57
SCHIFF HARDIN                                                           100,314.80
SECURITAS SEC. SVCS. USA, INC.                                           10,600.02

             VENDOR                                               TOTAL DISBURSEMENTS
--------------------------------
SENIORSCRIPS                                                              2,280.00
SHAW, ROBERT                                                              5,281.81
SHAWBITZ, PAT                                                               148.50
SHOWALTER, ERIC                                                           1,663.15
SHRED-IT DETROIT                                                             79.80
SILBERT, RICHARD                                                          2,668.83
SOCHOR, NATHAN                                                              236.20
SOUTHERN AIR                                                                682.00
SOUTHERN MAINTENANCE SUPPLY                                                 183.56
SOUTHERN STATES TOYOTALIFT                                                3,210.00
SPARTAN LIGHT METAL PRODUCTS                                             46,413.60
SPECIAL "K" LANDSCAPING                                                     850.00
SPECTRO ALLOYS CORPORATION                                            1,524,299.05
SPHERION CORPORATION                                                        294.35
SPRAY-RITE                                                               39,917.11
SPRINT                                                                   41,362.46
SPRINT CONFERENCING SERVICES                                              1,727.58
SPROUSE, JANE                                                               102.20
SRI QUALITY SYSTEM REGISTRAR                                              7,348.92
STANDARD FEDERAL                                                        187,522.31
STEFANI, MIKE                                                             2,922.00
STERLING COMMERCE-73199                                                     582.46
STINEBAUGH, BEN                                                             282.05
SUNGARD AVAILABILITY SERVICES                                               884.00
SUPERIOR GRAPHITE CO.                                                    48,735.02
SUPREME CORES                                                            11,752.00
TENPAS, DALE                                                                775.45
TERMINIX INTERNATIONAL                                                       32.00
THOMSON FINANCIAL                                                        11,070.00
T-MOBILE                                                                    140.87
TOYOTA TSUSHO                                                            55,988.06
TRADEWINDS AVIATION                                                      15,986.91
TRANS MAN LOGISTICS, INC.                                               597,275.01
TREASURER OF VIRGINIA                                                       200.00
TSBY RR                                                                  68,183.94
UGS CORP.                                                                 9,546.00
UMETCO INC.                                                              52,710.00
UNIMIN CORPORATION                                                       42,074.72
UNITED AMERICAN INSURANCE CO.                                            35,857.00
UNITED WAY OF CENTRAL VIRGINIA                                              265.00
UNIVERSAL AVIONICS SYSTEM CORP                                            1,800.00
US MAGNESIUM LLC                                                      1,354,908.24
VALUATION GROUP, INC.                                                     1,950.00
VALUE OPTIONS                                                            27,668.95
VALUEOPTIONS, INC                                                        13,549.90
VASS, S. REID                                                             3,395.74
VERIZON                                                                     177.71
VERIZON WIRELESS                                                            152.45
VERIZON WIRELESS MESSAGING SVC                                               52.43
VERIZON WIRELESS-GREAT LAKES                                              4,496.31
VESUVIUS                                                                 13,518.54
VIKING OFFICE PRODUCTS                                                      217.18
VIRGINIA DEPT. OF TAXATION                                                   26.43
VISHAY MEASUREMENTS GROUP                                                   591.40
VISUAL IMPRESSIONS                                                          259.00
VOSS, DAVID                                                                 690.84
WACHTELL LIPTON ROSEN KATZ                                               69,113.14
WAHOWIAK, GREG                                                              725.98
WALKER, SEAN                                                                628.72
WALL STREET JOURNAL                                                         215.00
WALTON MANAGEMENT SERVICES                                                  189.72
WASTE MANAGEMENT                                                            655.16
WAYNE BOOTH INVESTMENTS                                                  25,300.00

          VENDOR                                               TOTAL DISBURSEMENTS
---------------------------
WAYNE HARMON                                                                500.00
WHEELABRATOR ABRASIVES                                                  115,332.00
WINKLE, TOM                                                               1,501.25
WITH OUR COMPLIMENTS, INC                                                    50.00
WOODLAND CAFE                                                               277.36
XEROX COROPORATION                                                          426.11
ZEIMET, RANDY                                                             1,309.30
                                                                   ---------------

                                                                   $ 32,670,116.59

INTERMET COPORATION
CASE # 04-67597
AT 6/30/05

CORPORATE - BANK RECONCILIATION

Bank Balance                                   $         -

Actual Outstanding Checks                       178,050.61
Misc Reconciling Items Adjusted in July              (0.91)
                                               -----------
                                                178,049.70
Unadjusted GL Balance                           178,049.70

                                               -----------

Difference                                     $         -
                                               ===========

INTERMET CORPORATION
OUTSTANDING CHECKS
CASE #04-67597

 DATE         CHECK         OUTSTANDING
38387         92456        $      79.10
38450         93102               50.75
38499         93657              225.00
38499         93697            1,000.00
38499         93718              616.32
38505         93791              725.98
38513         93811              244.41
38513         93831              169.59
38513         93840              618.50
38520         93896              324.88
38520         93899              281.75
38520         93916              646.94
38520         93935               71.22
38526         93948               93.00
38527         93956              216.00
38527         93957              165.00
38527         93959              750.00
38527         93962            1,473.13
38527         93963            1,581.92
38527         93964              159.33
38527         93965              112.73
38527         93966              650.00
38527         93968              225.00
38527         93969              766.59
38527         93970               18.01
38527         93971              211.25
38527         93977              289.97
38527         93978              982.04
38527         93980            1,371.65
38527         93987              477.00
38527         93993              360.00
38527         94003           10,636.25
38527         94006            2,825.00
38527         94014            2,080.00
38527         94016               97.81
38527         94017            3,578.25
38527         94020              148.50
38527         94023              200.00
38527         94025            1,950.00
38527         94026              157.50
38527         94028               52.43
38527         94029              690.84
38527         94034           35,857.00
38527         94035           25,300.00
38531         94041            1,500.00
38531         94042            3,456.00
38531         94043            2,000.00
38531         94044              900.00
38531         94045              995.00
38531         94046              184.00
38531         94047               18.01
38531         94048               17.72
38531         94049              105.10
38531         94050            1,800.00
38531         94051              662.76
38531         94052            1,975.00
38531         94054            5,457.00
38531         94055           14,652.28
38531         94056              103.70
38531         94057               65.76
38531         94058              359.26
38531         94059              163.22
38531         94060              583.15
38531         94061              251.35
38531         94062              107.58
38531         94063              349.17
38531         94064            1,042.43
38531         94065            1,400.00
38531         94066              600.00
38531         94067            5,376.34
38531         94068              735.96
38531         94069              336.98
38531         94070            6,864.40
38531         94071            4,680.00
38531         94072              389.88
38531         94073               61.23
38531         94074               67.40
38531         94075            2,090.34
38531         94077            1,605.00
38531         94078            1,819.27
38531         94079            1,800.00
38531         94080           13,549.90
38531         94081              294.47
38531         94082              174.20
38531         94083              500.00
38531         94084              426.11
                         $   178,050.61

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  INTERMET CORP.              Capacity:         ___      Shareholder
       Case Number: 04-67597                         ___      Officer
                                                     ___      Director
                                                     ___      Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

CURRENT COMPENSATION PAID:              Weekly                or       Monthly

                                       _______                         _______

CURRENT BENEFITS PAID:                  Weekly                or       Monthly

                  Health Insurance     _______                         _______

                  Life Insurance       _______                         _______

                  Retirement           _______                         _______

                  Company Vehicle      _______                         _______

                  Entertainment        _______                         _______

                  Travel               _______                         _______

                  Other Benefits       _______                         _______

                  Total Benefits       _______                         _______

CURRENT OTHER BENEFITS PAID:            Weekly                or       Monthly

                  Rent Paid            _______                         _______

                  Loans                _______                         _______

                  Other (Describe)     _______                         _______

                  Other (Describe)     _______                         _______

                  Other (Describe)     _______                         _______


                  Total Other Payments _______                         _______


CURRENT TOTAL OF ALL PAYMENTS:          Weekly                or       Monthly

                                       _______                         $     0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

\
Intermet Corporation
Month Ended June 30, 2005

                                 GARY       ROBERT E.     TIMOTHY R.      JOHN B.      TODD      THOMAS E.        ALAN J.
NAME:                            RUFF         BELTS       GILLILAND      RUTHERFORD   HEAVIN      PRUCHA          MILLER
                            -------------- ----------- ---------------- ----------- ---------- ------------ -------------------
                            Chairman & CEO  VP Finance                   VP-Sales & VP-Ferrous VP-Technical VP, General Counsel
JOB DUTIES:                    Director      and CFO   VP- Light Metals  Marketing    Metals     Services     Ass't Secretary
                            -------------- ----------- ---------------- ----------- ---------- ------------ -------------------
(MONTHLY)
COMPENSATION:                   $41,667      $21,667       $16,667        $16,667     $17,500     $14,583         $18,750
                                -------      -------       -------        -------     -------     -------         -------

BENEFITS PAID:
Health Insurance                    772          772           546            546         772         546             546
Life Insurance                      358          358           358            358         358         358             358
Deferred Comp                       142          142           142            142         142         124             142
Retirement                          364          190           148            148         154         128             164
Company Vehicle                   1,104          850           850            850       1,004         722             850
Cell Phone                            -           89             -             85          62           -               -
                                      -            -             -              -           -           -               -
                                      -            -             -              -           -           -               -
(EXPENSE REIMBURSE):                  -            -             -              -           -           -               -
Meals & Entertainment               263            -            84            320         669         104               -
Travel                              247           62         1,990          2,408       2,602       1,805               -
Communications                      206            -           517              -           -           -               -
Dues & Subscriptions                 99            -             -              -           -           -               -
Misc--Auto maintenance,
  Conference, Passport fees         161          333             -            850           -           -               -
Misc--Software fee                    -            -             -              -           -           -             600
                                      -            -             -              -           -           -               -
OTHER PAYMENTS:                       -            -             -              -           -           -               -
Rents Paid                            -            -             -              -           -           -               -
Loans                                 -            -             -              -           -           -               -
Other (Describe)                      -            -             -              -           -           -               -
Dues & Subscriptions                  -          750             -              -           -           -               -
                                -------      -------       -------        -------     -------     -------         -------
TOTAL OF ALL PAYMENTS            45,383       25,213        21,302         22,374      23,263      18,370          21,410
                                =======      =======       =======        =======     =======     =======         =======

                                  BYTHA             GREG         MICHAEL    MARY JO  JOHN P.  JULIA D.  NORMAN F.  JOHN R.
                                  MILLS            WAHOWIAK     SKRZYPCAK   KARJALA  CRECINE   DARLOW    EHLERS     HORNE
                            ------------------ --------------- ----------- --------- -------- -------- ---------- ----------
NAME:                                          Business Systems
JOB DUTIES:                 VP- Administration     Director     Treasurer  Secretary Director Director  Director   Director
                            ------------------ --------------- ----------- --------- -------- -------- ---------- ----------
(MONTHLY)
COMPENSATION:                   $12,500           $11,916        $10,833    $6,000      $ 0      $ 0       $ 0       $ 0
                                -------           -------        -------    ------      ---      ---       ---       ---

BENEFITS PAID:
Health Insurance                    284               487            772       546        -        -         -         -
Life Insurance                      358               358              -         -        -        -         -         -
Deferred Comp                       106               101             92        51        -        -         -         -
Retirement                          109               103             94        54        -        -         -         -
Company Vehicle                     850               650              -         -        -        -         -         -
Cell Phone                            -                41             41         -        -        -         -         -
                                      -                 -              -         -
                                      -                 -              -         -
(EXPENSE REIMBURSE):                  -                 -              -         -        -        -         -         -
Meals & Entertainment                 -               726              -         -        -        -         -         -
Travel                                -                 -              -         -        -        -         -         -
Communications                        -                 -              -         -        -        -         -         -
Dues & Subscriptions                  -                 -              -         -        -        -         -         -
Misc--Auto maintenance,
  Conference, Passport fees           -                 -              -         -        -        -         -         -
Misc--Software fee                    -                 -              -         -        -        -         -         -

OTHER PAYMENTS:                       -                 -              -         -        -        -         -         -
Rents Paid                            -                 -              -         -        -        -         -         -
Loans                                 -                 -              -         -        -        -         -         -
Other (Describe)                      -                 -              -         -        -        -         -         -
Dues & Subscriptions                  -                 -            215         -                 -         -         -
                                -------           -------        -------    ------      ---      ---       ---       ---
TOTAL OF ALL PAYMENTS            14,207            14,382         12,047     6,651        -        -         -         -
                                =======           =======        =======    ======      ===      ===       ===       ===

                              THOMAS H.  CHARLES G. RICHARD A.  PAMELA E.   MITSUNOBU
NAME:                         JEFFS II    MCCLURE    NAWROCKI    RODGERS     TAKEUCHI
                              --------   ---------  ---------   --------    ---------
JOB DUTIES:                   Director    Director   Director   Director     Director        TOTAL
                              --------   ---------  ---------   --------    ---------        -----
(MONTHLY)
COMPENSATION:                   $ 0        $ 0        $ 0           $ 0        $ 0         $188,750
                                ---        ---        ---           ---        ---         --------

BENEFITS PAID:
Health Insurance                  -          -          -             -          -            6,589
Life Insurance                    -          -          -             -          -            3,222
Deferred Comp                     -          -          -             -          -            1,326
Retirement                        -          -          -             -          -            1,656
Company Vehicle                   -          -          -             -          -            7,730
Cell Phone                        -          -          -             -          -              318

(EXPENSE REIMBURSE):              -          -          -             -          -
Meals & Entertainment             -          -          -             -          -            2,166
Travel                            -          -          -             -          -            9,114
Communications                    -          -          -             -          -              723
Dues & Subscriptions              -          -          -             -          -               99
Misc--Auto maintenance,
  Conference, Passport fees       -          -          -             -          -            1,344
Misc--Software fee

OTHER PAYMENTS:                   -          -          -             -          -                -
Rents Paid                        -          -          -             -          -                -
Loans                             -          -          -             -          -                -
Other (Describe)                  -          -          -             -          -                -
Dues & Subscriptions              -          -          -             -          -              965
                                ---        ---        ---           ---        ---         --------
TOTAL OF ALL PAYMENTS             -          -          -             -          -          224,002
                                ===        ===        ===           ===        ===         ========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE               CARRIER               POLICY PERIOD
--------------               -------               -------------
Property                    Lloyds                11/1/04-11/1/05
Boiler/Machine              Hartford              11/1/04-11/1/05
Cargo                       Fireman's Fund        11/1/04-11/1/05

Truck Cargo                 Fireman's Fund        11/1/04-11/1/05

Aviation                    USAIG                 11/1/04-11/1/05

Fiduciary                   St. Paul              11/1/04-11/1/05

Primary D&O                 St. Paul              11/1/04-11/1/05

Excess D&O                  Chubb                 11/1/04-11/1/05

Excess D&O                  Platte River          11/1/04-11/1/05

Crime                       AIG                   12/1/04-12/1/05

General Liability           ACE                   12/22/04-12/22/05

Umbrella                    National Union        12/22/04-12/22/05

Workers' Comp               ACE                   12/22/04-6/22/05

Excess Workers' Comp        ACE                   12/22/04-12/22/05

Auto                        ACE                   12/22/04-12/22/05

Foreign (DIC)               ACE                   12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67599
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.            )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]  Operating Statement                (Form 2)

      [X]  Balance Sheet                      (Form 3)

      [X]  Summary of Operations              (Form 4)

      [X]  Monthly Cash Statement             (Form 5)

      [X]  Statement of Compensation          (Form 6)

      [X]  Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005          /s/  Robert E. Belts
                              -----------------------
                              Debtor In Possession

                              Chief Financial Officer       (248) 952-2500
                              -----------------------       --------------
                              Title                          Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                            CASE # 04-67599
                                                              ALEXANDER
                                                            CITY CASTING CO.
                                                 --------------------------------------
                                                 Current Month       Total Since Filing
                                                 -------------       ------------------
Net Sales                                               -                     -

Cost of Goods Sold

Materials and Freight                                   -                     -
Wages - Hourly                                          -                     -
Wages-Salary                                            -                     -
Employee Benefits and Pension                           -                     -
 Repairs & Maintenance                                  -                     -
Supplies                                                -                     -
Utilities                                               -                     -
Purchased Components/Services                           -                     -
Income(loss) from Pattern Sales                         -                     -
 Fixed Asset - (gain/loss)                              -                     -
 MIS Expense                                            -                     -
 Travel & Entertainment                                 -                     -
 Other Variable Costs                                  (1)                   65
 Depreciation & Amortization                            -                     -
 Other Allocated Fixed Costs                            -                     -
 Other Fixed Costs                                      -                     -
                                                   ------                ------
Cost of Goods Sold                                     (1)                   65

Gross Profit                                            1                   (65)

Plant SG&A Expense                                      -                     -

SG&A Expense - Allocation (Sched 1)                     -                     -
 Other Operating Expenses                               1                 1,586
                                                   ------                ------
 Total Operating Expenses                               1                 1,586

 Operating Profit                                       -                (1,651)

 Outside Interest Income                                -                     -
 Outside Interest (Expense)                             -                     -
 Intercompany Interest Income                           -                     -
 Intercompany Interest (Expense)                        -                     -
 Charges (From) Affiliates                              -                     -
 Charges To Affiliates                                  -                     -
Income/Loss From European Operations                    -                     -
 Other Income/(Expense)                                 -                    32
                                                   ------                ------
 Total Non-Operating Expenses                           -                    32

 Income Before Income Taxes                             -                (1,619)

 Income Tax Expense                                     1                     9
                                                   ------                ------
 Net Income                                            (1)               (1,628)
                                                   ======                ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          June
                                                        --------
Officer Compensation                                    $   189
Salary Expense other Employees                              892
Employee Benefits and Pension                               107
Payroll Taxes                                                53
Other Taxes                                                   0
Rent and Lease Expense                                      212
Interest Expense
Insurance                                                    63
Automobile and Truck Expense                                 11
Utilities(Gas Electric,Phone)                                43
Depreciation                                                 86
Travel and Entertainment                                    114
Repairs and Maintenance                                      98
Advertising/Promotion                                        10
Supplies, Office Expense                                     42

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                               350
Bank Fees                                                    28
Public Reporting Fees                                        15
Employee Relocation/Training                                 17
Data Processing                                              27
Dues and Subscriptions                                       15
Outside Services                                             92
Project Development Costs net of Billings                   (32)
Director Fees                                                25
Miscellaneous                                                 5
Legal Fees                                                   10
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (254)
                                                        -------
                                                        $ 2,143
                                                        =======
Allocation:
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   490
                                                        -------
Total                                                   $ 2,143
                                                        =======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                        CASE # 04-67599
                                                        ----------------
                                                            ALEXANDER
                                                        CITY CASTING CO.
                                                        ----------------
 Cash And Equivalents                                     $      -
 Accounts Receivable                                             -
 Short-Term Intercompany Receivables                             -
 Inventories                                                   133
 Other Current Assets                                            -
                                                          --------
     TOTAL CURRENT ASSETS                                      133

 Land and Buildings                                            537
  Machinery & Equipment                                      1,588
  Construction In Progress                                       -
                                                          --------
  Total Fixed Assets                                         2,125
  Accumulated Depreciation                                  (1,572)
                                                          --------
     NET FIXED ASSETS                                          553

  Investment In Subsidiaries                                     -
 Investment In European Operations                               -
  Long-Term Intercompany Receivables                             -
  Deferred Taxes, Long-Term Asset                                -
  Other Assets                                                   -
                                                          --------

     TOTAL ASSETS                                         $    686
                                                          ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                         $      -
 Wages and Salaries  (See schedule)                              -
 Taxes Payable - (See schedule)                                  3
                                                          --------
   TOTAL POST PETITION LIABILITIES                               3

 SECURED LIABILITIES:
 SECURED DEBT                                                    -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                           -
  Accrued Tax - State                                            -
  Accrued Property Taxes                                         -
  Accrued Workers Comp.                                          -
  Accrued Payroll                                                -
 Accrued Payroll Taxes                                           -
                                                          --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      -

 UNSECURED LIABILITIES
 Accounts Payable                                                -
 Senior & IDR Bonds                                              -
                                                          --------
 TOTAL UNSECURED LIABILITIES                                     -

 OTHER LIABILITIES
 Accrued Liabilities                                           150
 Short-Term Intercompany Payables                                -

  Retirement Benefits                                            -
  Deferred Taxes - Long-Term Liability                           -
  Other Long-Term Liabilities                                    -
  Long-Term Intercompany Payables                           36,922
  Minority Interest                                              -
                                                          --------
  TOTAL LIABILITIES                                         37,075

  Common Stock                                                  10
  Capital In Excess Of Par Value                                90
 Retained Earnings - Prepetition                           (34,861)
 Retained Earnings - Post Petition                          (1,628)
 Equity In European Operations
  Accumulated Translation Adjustment                             -
  Minimum Pension Liability Adjustment                           -
  Unearned Restricted Stock                                      -
                                                          --------
 TOTAL SHAREHOLDER EQUITY                                  (36,389)
                                                          --------
  TOTAL LIABILITIES AND EQUITY                            $    686
                                                          ========

PERIOD ENDED: 06-30-05      ALEXANDER CITY CASTING CO., INC.      CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                               Balance
                                          as of      Accrued/     Payments/     as of
                                        5/31/2005    Withheld     Deposits    6/30/2005
                                        ---------    --------     --------    ---------
Income tax withheld: Federal             $    0       $    0       $    0       $    0
Income tax withheld: State               $    0       $    0       $    0       $    0
Income tax withheld: Local               $    0       $    0       $    0       $    0
FICA Withheld                            $    0       $    0       $    0       $    0
Employers FICA                           $    0       $    0       $    0       $    0
Unemployment Tax: Federal                $    0       $    0       $    0       $    0
Unemployment Tax: State                  $    0       $    0       $    0       $    0
All Other Payroll W/H                    $    0       $    0       $    0       $    0
                                         $    0       $    0       $    0       $    0
State Taxes: Inc./Sales/Use/Excise       $1,032       $1,516       $    0       $2,548
Property Taxes                           $    0       $    0       $    0       $    0
                                                                                $    0
Workers Compensation                          0            0            0            0
                                         ------       ------       ------       ------
Total                                    $1,032       $1,516       $    0       $2,548

Wages and Salaries                            0            0            0            0
                                         ------       ------       ------       ------
Grand Total                              $1,032       $1,516       $    0       $2,548
                                         ======       ======       ======       ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                               $  0             $  0            $  0
Accounts Receivable                            $  0             $  0            $  0

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                           Case Number: 04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General          Payroll            Tax           Cash Coll.        Petty Cash
                                     Acct.            Acct.            Acct.            Acct.             Acct.
                                   -------          -------            -----          ----------        ----------
A.  Beginning Balance               _____            _____             _____            _____             _____

B.  Receipts                        _____            _____             _____            _____             _____
      (Attach separate schedule)

C.  Balance Available               _____            _____             _____            _____             _____
      (A+B)

D.  Less Disbursements              _____            _____             _____            _____             _____
      (Attach separate schedule)

E.  Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNTS
      (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1.    Depository Name & Location   _____________________________

      2.    Account Number               _____________________________

Payroll Account:

      1.    Depository Name & Location   _____________________________

      2.    Account Number               _____________________________

Tax Account:

      1.    Depository Name & Location   _____________________________

      2.    Account Number               _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

___________________________________________________________________________

___________________________________________________________________________

Date: JULY 20, 2005                           _____________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  ALEXANDER CITY CASTING CO., INC. Capacity:     ___      Shareholder
       Case Number: 04-67599                          ___      Officer
                                                      ___      Director
                                                      ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly      or         Monthly

                                    _______                _______

CURRENT BENEFITS PAID:              Weekly      or         Monthly

      Health Insurance              _______                _______

      Life Insurance                _______                _______

      Retirement                    _______                _______

      Company Vehicle               _______                _______

      Entertainment                 _______                _______

      Travel                        _______                _______

      Other Benefits                _______                _______

      Total Benefits                _______                _______

CURRENT OTHER BENEFITS PAID:        Weekly      or         Monthly

      Rent Paid                     _______                _______

      Loans                         _______                _______

      Other (Describe)              _______                _______

      Other (Describe)              _______                _______

      Other (Describe)              _______                _______

      Total Other Payments          _______                _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly      or         Monthly

                                    _______                 $0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER                   POLICY PERIOD
--------------                -------                   -------------
Property                      Lloyds                    11/1/04-11/1/05
Boiler/Machine                Hartford                  11/1/04-11/1/05
Cargo                         Fireman's Fund            11/1/04-11/1/05
Truck Cargo                   Fireman's Fund            11/1/04-11/1/05

Aviation                      USAIG                     11/1/04-11/1/05

Fiduciary                     St. Paul                  11/1/04-11/1/05

Primary D&O                   St. Paul                  11/1/04-11/1/05
Excess D&O                    Chubb                     11/1/04-11/1/05
Excess D&O                    Platte River              11/1/04-11/1/05

Crime                         AIG                       12/1/04-12/1/05

General Liability             ACE                       12/22/04-12/22/05
Umbrella                      National Union            12/22/04-12/22/05

Workers' Comp                 ACE                       12/22/04-6/22/05
Excess Workers' Comp          ACE                       12/22/04-12/22/05

Auto                          ACE                       12/22/04-12/22/05

Foreign (DIC)                 ACE                       12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )        CASE NO: 04-67605
                                  )        Chapter 11
                                  )        Judge: Marci B. McIvor
CAST-MATIC CORPORATION            )
                      Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

    [X]  Operating Statement                (Form 2)

    [X]  Balance Sheet                      (Form 3)

    [X]  Summary of Operations              (Form 4)

    [X]  Monthly Cash Statement             (Form 5)

    [X]  Statement of Compensation          (Form 6)

    [X]  Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005          /s/  Robert E. Belts
                              ---------------------
                              Debtor In Possession

                              Chief Financial Officer   (248) 952-2500
                              -----------------------   --------------
                              Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                            CASE #04-67605
                                                              CAST-MATIC
                                                                 CORP
                                                 ---------------------------------------
                                                 Current Month        Total Since Filing
                                                 -------------        ------------------
Net Sales                                            3,740                 33,748

Cost of Goods Sold
Materials and Freight                                1,794                 19,240
Wages - Hourly                                         299                  2,427
Wages-Salary                                           148                  1,237
Employee Benefits and Pension                           33                    834
 Repairs & Maintenance                                 150                  1,025
Supplies                                               213                  1,797
Utilities                                              118                    988
Purchased Components/Services                          199                  1,660
Income(loss) from Pattern Sales                          -                      -
 Fixed Asset - (gain/loss)                               -                     (6)
 MIS Expense                                            11                     94
 Travel & Entertainment                                  1                     20
 Other Variable Costs                                  239                  1,561
 Depreciation & Amortization                           158                  1,441
 Other Allocated Fixed Costs                             -                     (2)
 Other Fixed Costs                                      61                    719
                                                   -------                -------
Cost of Goods Sold                                   3,424                 33,035

Gross Profit                                           316                    713

Plant SG&A Expense                                       -                      -
SG&A Expense - Allocation (Sched 1)                     82                    721
 Other Operating Expenses                                -                     55
                                                   -------                -------
 Total Operating Expenses                               82                    776

 Operating Profit                                      234                    (63)

 Outside Interest Income                                 -                      -
 Outside Interest (Expense)                              -                      -
 Intercompany Interest Income                            -                      -
 Intercompany Interest (Expense)                       (71)                  (478)
 Charges (From) Affiliates                               -                      -
 Charges To Affiliates                                   -                      -
Income/Loss From European Operations                     -                      -
 Other Income/(Expense)                                  -                      9
                                                   -------                -------
 Total Non-Operating Expenses                          (71)                  (469)

 Income Before Income Taxes                            163                   (532)

 Income Tax Expense                                      9                    131

                                                   -------                -------
 Net Income                                            154                   (663)
                                                   =======                =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          June
                                                        -------
Officer Compensation                                    $   189
Salary Expense other Employees                              892
Employee Benefits and Pension                               107
Payroll Taxes                                                53
Other Taxes                                                   0
Rent and Lease Expense                                      212
Interest Expense
Insurance                                                    63
Automobile and Truck Expense                                 11
Utilities(Gas Electric,Phone)                                43
Depreciation                                                 86
Travel and Entertainment                                    114
Repairs and Maintenance                                      98
Advertising/Promotion                                        10
Supplies, Office Expense                                     42

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                               350
Bank Fees                                                    28
Public Reporting Fees                                        15
Employee Relocation/Training                                 17
Data Processing                                              27
Dues and Subscriptions                                       15
Outside Services                                             92
Project Development Costs net of Billings                   (32)
Director Fees                                                25
Miscellaneous                                                 5
Legal Fees                                                   10
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (254)
                                                        -------
                                                        $ 2,143
                                                        =======
Allocation:
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   490
                                                        -------
Total                                                   $ 2,143
                                                        =======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                       CASE #04-67605
                                                       --------------
                                                         CAST-MATIC
                                                            CORP
                                                         ----------
 Cash And Equivalents                                     $      -
 Accounts Receivable                                         7,867
 Short-Term Intercompany Receivables                             -
 Inventories                                                 3,802
 Other Current Assets                                           42
                                                          --------
     TOTAL CURRENT ASSETS                                   11,711

 Land and Buildings                                          2,889
  Machinery & Equipment                                     17,096
  Construction In Progress                                   1,199
                                                          --------
  Total Fixed Assets                                        21,184
  Accumulated Depreciation                                  (7,391)
                                                          --------
     NET FIXED ASSETS                                       13,793

  Investment In Subsidiaries                                     -
 Investment In European Operations                               -
  Long-Term Intercompany Receivables                             -
  Deferred Taxes, Long-Term Asset                                -
  Other Assets                                                   -
                                                          --------

     TOTAL ASSETS                                         $ 25,504
                                                          ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                         $    974
 Wages and Salaries  (See schedule)                             74
 Taxes Payable - (See schedule)                                146
                                                          --------
   TOTAL POST PETITION LIABILITIES                           1,194

 SECURED LIABILITIES:
 SECURED DEBT                                                    -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                           -
  Accrued Tax - State                                            -
  Accrued Property Taxes                                         -
  Accrued Workers Comp.                                          -
  Accrued Payroll                                                -
 Accrued Payroll Taxes                                           -
                                                          --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      -

 UNSECURED LIABILITIES
 Accounts Payable                                            3,213
 Senior & IDR Bonds                                              -
                                                          --------
 TOTAL UNSECURED LIABILITIES                                 3,213

 OTHER LIABILITIES
 Accrued Liabilities                                           400
 Short-Term Intercompany Payables                              722

  Retirement Benefits                                            -
  Deferred Taxes - Long-Term Liability                           -
  Other Long-Term Liabilities                                    -
  Long-Term Intercompany Payables                           19,511
  Minority Interest                                              -
                                                          --------
  TOTAL LIABILITIES                                         25,040

  Common Stock                                                   -
  Capital In Excess Of Par Value                             2,109
 Retained Earnings - Prepetition                              (982)
 Retained Earnings - Post Petition                            (663)
 Equity In European Operations
  Accumulated Translation Adjustment                             -
  Minimum Pension Liability Adjustment                           -
  Unearned Restricted Stock                                      -
                                                          --------
 TOTAL SHAREHOLDER EQUITY                                      464
                                                          --------
  TOTAL LIABILITIES AND EQUITY                            $ 25,504
                                                          ========

PERIOD ENDED: 06-30-05             CAST-MATIC CORP.               CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                  Balance                                    Balance
                                                   as of       Accrued /    Payments /       as of
                                                 5/31/2005     Withheld      Deposits      06/30/2005
                                                 ---------     --------      --------      ----------
Income tax withheld: Federal                     $      0      $      0       $     0        $      0
Income tax withheld: State                              0             0             0               0
Income tax withheld: Local                              0             0             0               0
FICA Withheld                                           0             0             0               0
Employers FICA                                      9,702        (6,382)            0           3,320
Unemployment Tax: Federal                              44           (19)            0              25
Unemployment Tax: State                               588          (252)            0             336
All Other Payroll W/H                                   0             0             0               0

State Taxes: Inc./Sales/Use/Excise                 18,692         9,346             0          28,038
Property Taxes                                     92,500        18,500             0         111,000

Workers Compensation                                3,700         2,971        (2,971)          3,700
                                                 --------     ---------      --------        --------

Total                                            $125,227      $ 24,163      ($ 2,971)       $146,419

Wages and Salaries                                147,169       (73,662)            0          73,507
                                                 --------     ---------      --------        --------

Grand Total                                      $272,396     ($ 49,499)     ($ 2,971)       $219,926
                                                 ========     ==========     ========        ========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)   Total              0-30 Days          30-60 Days         Over 60 Days
Accounts Payable             $  974,216          $  974,216          $        0          $        0
Accounts Receivable          $7,639,913          $3,926,358          $3,581,918          $  131,638

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
Month Ended 6/30/2005

                                                                                      CASE # 04-67605
                                                                              CAST-MATIC CORP (STEVENSVILLE)
                                                              ----------------------------------------------------------
                     ACCOUNT TYPE                               LOCKBOX    DEPOSITORY        AP                  PR
                      Account #                               5402699440    361567604    2770721856           2770721864
                         BANK                                  Stan Fed      Bank One      Stan Fed            Stan Fed
                                                              -----------  ----------    -----------          ----------
BEGINNING BANK BALANCE                                                 -       -                   -                  -
RECEIPTS                                                       2,358,445       -                   -                  -
TRANSFERS IN (CORPORATE)                                               -       -           1,099,072            492,232
DIP INFLOW                                                             -       -                   -                  -
DISBURSEMENTS                                                          -       -          (1,099,072)          (492,232)
TRANSFERS OUT (CORPORATE)                                     (2,358,445)      -                   -                  -
                                                              ----------   -----         -----------          ---------
DIP REPAYMENT                                                          -       -                   -                  -
ENDING BANK BALANCE                                                    -       -                   -                  -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                      2,254,125
CHECKS ISSUED                                                                              1,097,750
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                       593,488
CORPORATE DEBIT MEMOS                                                                          9,427
                                                                                         -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                             $ 3,954,790
                                                                                         ===========

OUTSTANDING CHECKS AS OF MAY 31                                                              395,061
VOIDED CHECKS OUTSTANDING AS OF MAY 31
CHECKS ISSUED DURING JUNE                                                                  1,097,750
CHECK CLEARED DURING JUNE                                                                 (1,099,072)
                                                                                         -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                                 393,740
                                                                                         ===========

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JUNE 2005

 VENDOR                                        TOTAL DISBURSEMENTS
 ------                                        -------------------
A STAMP CO                                      $          66.25
ACCU DIE & MOLD                                         1,200.00
ACE HARDWARE                                              511.61
ACE INSURANCE                                           2,829.60
ADAMS MAGNETICS                                            32.58
ADAMS REMCO, INC                                        1,575.01
ADP, INC                                                2,336.18
AIR TECH ENGINEERING, INC                               4,971.00
ALCAN                                                  14,681.76
ALCOA                                               1,430,207.67
ALFE HEAT TREAT                                       264,472.05
ALL - PHASE ELECTRIC SUPPLY                                45.48
ALL CITIIES OCCUPATIONAL MEDICINE                         771.00
ALPHA RESOURCES                                           143.80
ALRO STEEL CORP                                         1,662.44
ALUAR                                                 461,569.26
AMERICAN ELECTRIC POWER                                30,382.84
ANDERSON GLOBAL                                        28,918.00
ANTIBUS SCALES & SYSTEMS, INC                             218.35
AQUILA                                                 10,088.39
ARAMARK UNIFORMS SERVICES, INC                          3,097.75
ASSOCIATED BAG CO                                         497.62
ASTRO DYNE                                                195.75
AUTOMATION DIRECT.COM                                     416.75
AUTOWEB                                                   285.71
B & L INFORMATION SYSTEMS, INC                          4,613.00
BEACON OPERATIONS CENTER                               24,526.02
BILL JACKSON                                               40.00
BRAMMALL SUPPLY CO                                      2,854.95
BRANDON REED                                              145.46
BROWN & SHARPE                                             89.20
BURCHETT QUALITY TOOL                                  10,944.00
BURKETT HVAC                                              483.87
C. B. DEKORNE, INC                                        906.10
CENTENNIAL TECHNOLOGIES, INC                           11,435.00
CHARLEVOIX ENERGY TRADING                              64,539.58
CINDY GRANGER                                             606.50
CMI SCHNEIBLE                                           1,243.00
CONDAT                                                  2,673.00
CONNECTION SERVICE                                        616.68
CONSOLIDATED CONTROLS CO., INC                            105.35
COVERALL OF WESTERN MICHIGAN                            1,320.00
CPC                                                     6,400.00
CRYSTAL CLEAN                                             456.65
CUSTOM MOLD                                               728.82
D & D MACHINERY                                         8,300.00
D. A. DODD                                              2,743.67
DATASTREAM SYSTEMS, INC                                 1,058.94
DIMETEK                                                18,621.70
DOUBLEDAY OFFICE PRODUCTS, INC                            138.50
EARTHSCAPES LANDSCAPING, INC                            1,095.00

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JUNE 2005

 VENDOR                                       TOTAL DISBURSEMENTS
 ------                                       -------------------
EMI SCHNEIBLE                                      1,837.82
E-JAY THERMO PRODUCTS, INC                           449.86
ERVIN EBERHART                                        40.00
EXFIL                                                127.01
FASTENAL CO                                            7.28
FEDEX FREIGHT                                        268.74
FLOWTECH CORP                                        715.20
FLOWTRONICS                                           94.89
FLOYD BARNES                                         647.48
FORKLIFT TIRES OF MICHIGAN                           528.00
GATEWAY, INC                                          46.96
GE INSPECTION TECHNOLOGIES                         2,000.00
GEO T. SCHMIDT , INC                                 351.14
GLOBAL EXCHANGES SERVICES                             39.79
GRAND TECHNOLOGIES                                   213.12
GREAT LAKES AUTOMATION                             2,953.10
GRIFFIN TOOL, INC                                119,813.00
H & H EXPRESS, INC                                 5,075.42
HAMPTON INN - STEVENSVILLE                         1,987.84
HELPMATE                                           2,275.00
HI-TEMP PRODUCTS, INC                              1,275.00
HULL LIFT TRUCK, INC                                 265.00
HYDRACT INC                                          194.62
IGC TECHNOLOGIES                                     740.00
INDUSTRIAL FIREBRICK CORP                             68.40
INDUSTRIAL SOLUTIONS                               4,895.83
INFORMATION HANDLING                                 763.77
INOVIS, INC                                        1,019.00
J & H HYDRAULIC SERVICE                            1,600.00
J & L INDUSTRIAL SUPPLY                            1,095.72
JACKSON, SHIELDS, YEISER                              54.55
JACKSON, SHIELDS, YEISER                           5,297.82
JEFF BANKS                                           157.12
JERZ MACHINE TOOL CORP                            27,690.00
JONES & HENRY LABORATORIES, INC                       40.80
JUS-RITE ENGINEERING, INC                          3,156.00
KANDLER TOOL CO                                    1,400.00
KEENER SAND & CLAY CO                              2,640.00
KENDALL ELECTRIC                                   6,895.71
KENT RUDBECK                                       1,304.17
KMH SYSTEMS                                        3,501.68
LAWRENCE WILLIAMS                                     40.00
LOWES                                                888.28
M & I MACHINE                                      4,313.25
MAMMUT-WETRO                                      40,404.00
MANUFACTURERS RUBBER SUPPLY                          108.80
MARCUS BUDD                                          316.33
MARK PACK, INC                                       173.98
MARTIN FLUID POWER                                   303.98
MCMASTER-CARR SUPPLY CO                            6,657.56
METALLURG ALUMINUM                                14,751.45
MICHIGAN SHIPPERS SUPPLY                             317.10

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JUNE 2005

 VENDOR                                             TOTAL DISBURSEMENTS
 ------                                             -------------------
MINITAB, INC                                               2,279.00
MITCHELL MAZE                                                 47.40
MITTLER SUPPLY INC                                         3,400.91
MOLTEN METAL EQUIPMENT INNOVATIONS, INC                    4,716.00
MOTION INDUSTRIES, INC                                     2,497.99
NATIONAL ELEMENT, INC                                      2,945.62
NEFF ENGINEERING CO                                        2,906.56
NEWARK IN ONE                                              1,410.46
NMHG FINANCIAL SERVICES                                      710.85
OMEGA ENGINEERING, INC                                       504.40
ONDRAKA MANAGEMENT ENTERPRISES LLC                           645.00
OVERNIGHT TRANSPORTATION                                     478.79
PAYROLL (INCLUDES CORP DISBURSEMENTS)                    593,488.13
PC UNIVERSE                                                3,943.11
PETTY CASH                                                 1,028.24
POOCH WELDING SUPPLY CO                                    4,025.03
PREMIER FASTENER CO                                          120.17
PRIDE WELDING                                              3,756.00
PROCESS ENGINEERING & EQUIPMENT CO                           191.50
PRODUCT ACTION INTERNATIONAL, INC                         43,301.02
PROVIDENT LIFE                                               106.25
PYROTEK, INC                                              56,862.22
QME QUALITY MOLD & ENGINEERING                            24,865.00
QUANTUM CONNECTIONS, LLC                                      67.00
R A MORT SUPPLY                                              361.60
RADDE AGENCY                                                  28.00
RAPID PRINT                                                  613.09
RAY'S MOTEL                                                  756.00
RED ARROW FIRE & SAFETY, LLC                                 121.86
RELIABLE DISPOSAL                                            989.48
RHM FLUID POWER                                              331.72
ROCKHURST UNIVERSITY CONTINUING ED                           773.00
S & S INDUSTRIAL SUPPLY, INC                               9,510.45
SAFTEY PRODUCTS DIVISION                                   3,077.78
SBC AMERITECH                                                719.63
SCHOTT SAW CO                                              2,256.50
SCOPE SERVICES, INC                                       71,586.03
SHAMROCK AUTOMATION, INC                                   1,683.80
SHARON NAPIER                                                 95.24
SPARTAN WOOD PRODUCTS                                        656.00
SPRINT                                                       352.94
STAPLES BUSINESS ADVANTAGE                                 5,674.33
SUPERIOR BUSINESS SOLUTIONS                                  345.45
SUPERIOR SNACKS & VENDING SERVICE                            422.25
SWAN OIL CO                                                   41.17
TED WALLACE                                                  150.00
TEST EQUIPMENT DISTRIBUTORS, LLC                             307.20
THAYER, INC                                                1,047.18
THE HILL & GRIFFITH CO                                       185.53
TIGMASTER CO, INC                                            350.00
TRANSGROUP INTERNATIONAL                                     492.17
TRANSMAN                                                  24,168.53
TWIN CITIES GLASS                                            296.75

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
JUNE 2005

 VENDOR                                          TOTAL DISBURSEMENTS
 ------                                          -------------------
UGS CORP                                                    379.48
UNUM LIFE INS. CO. OF AMER.                               4,637.88
US INSPECTION SERVICES                                   86,662.00
VALENITE                                                     12.00
VEKTEK                                                      605.70
VICKER ENGINEERING, INC                                  14,695.00
W. H. DUFFILL, INC                                           62.70
WATER DEPT                                                2,904.98
WEST MICHIGAN HYDRAULIC FLUIDPOWER                          451.51
WILLIAM A. KIBBE & ASSOCIATES, INC.                       1,515.00
WILLIAM ATKINS                                              153.75
Y.E.S                                                    51,992.11
YOUNGBLOOD AIR SYSTEMS, INC                              13,969.41
YXLON INTERNATIONAL                                     195,395.00
                                                  ----------------
                                                  $   3,954,790.26

CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 6/30/05

STEVENSVILLE - BANK RECONCILIATION

Bank Balance                                              $         -

Outstanding AP Checks                                      393,739.69
Misc. reconiling items adjusted in July.                   (47,170.00)
                                                          -----------
                                                           346,569.69

Unadjusted GL Balance                                      346,569.69
                                                          -----------

Difference                                                $         -
                                                          ===========

CAST-MATIC CORPORATION
CASE NO. 04-67605
STEVENSVILLE
OUTSTANDING CHECKS
Case No. 04-67605

  DATE          CHECK    OUTSTANDING        DATE      CHECK     OUTSTANDING
  ----          -----    -----------        ----      -----     -----------
 5/9/2005       50415    $ 9,157.38      6/30/2005    50966          400.00
5/19/2005       50530      1,000.00      6/30/2005    50967        7,934.38
 6/9/2005       50742      2,275.00      6/30/2005    50968          319.56
 6/9/2005       50743        265.00      6/30/2005    50969           54.00
6/15/2005       50789      1,683.80      6/30/2005    50970          538.67
6/22/2005       50854         94.94      6/30/2005    50971           28.00
6/22/2005       50855        278.93      6/30/2005    50972          511.34
6/22/2005       50857        728.82      6/30/2005    50973          758.48
6/22/2005       50858        429.01      6/30/2005    50974          282.32
6/23/2005       50860         31.75      6/30/2005    50975          339.70
6/23/2005       50861        870.19      6/30/2005    50976       15,651.04
6/23/2005       50874        404.60      6/30/2005    50977        1,709.67
6/23/2005       50875        782.33      6/30/2005    50978          422.25
6/23/2005       50877      1,019.00      6/30/2005    50979          436.68
6/23/2005       50878      1,600.00      6/30/2005    50980          296.75
6/23/2005       50892        331.72      6/30/2005    50981        2,357.52
6/23/2005       50899     21,397.75      6/30/2005    50982          379.48
6/24/2005       50907      6,400.00      6/30/2005    50983          495.00
6/24/2005       50909        329.45      6/30/2005    50984          296.79
6/24/2005       50914        213.12      6/30/2005    50985      186,886.00
6/27/2005       50915      3,222.60      6/30/2005    50986        7,608.77
6/28/2005       50918        492.17      6/30/2005    50987           71.25
6/29/2005       50919      1,465.08      6/30/2005    50988          145.46
6/29/2005       50920        107.65      6/30/2005    50989           40.00
6/29/2005       50921         95.00      6/30/2005    50990           40.00
6/30/2005       50922        930.71      6/30/2005    50991          106.12
6/30/2005       50923        141.44
6/30/2005       50924        740.00                            $ 393,739.69
6/30/2005       50925      1,200.00
6/30/2005       50926        320.95
6/30/2005       50927      4,971.00
6/30/2005       50928         23.16
6/30/2005       50929        771.00
6/30/2005       50930         81.24
6/30/2005       50931          5.47
6/30/2005       50932         21.15
6/30/2005       50933        500.00
6/30/2005       50934        628.49
6/30/2005       50935         66.25
6/30/2005       50936      5,135.13
6/30/2005       50937        313.73
6/30/2005       50938      4,320.00
6/30/2005       50939        110.83
6/30/2005       50940      1,320.00
6/30/2005       50941      1,095.00
6/30/2005       50942          7.28
6/30/2005       50943         45.88
6/30/2005       50944        167.93
6/30/2005       50945     51,840.00
6/30/2005       50946        457.73
6/30/2005       50947        411.75
6/30/2005       50948      1,118.88
6/30/2005       50949      1,275.00
6/30/2005       50950        420.00
6/30/2005       50951      6,190.00
6/30/2005       50952        880.00
6/30/2005       50953      1,512.24
6/30/2005       50954        442.49
6/30/2005       50955        158.55
6/30/2005       50956        669.00
6/30/2005       50957      1,572.00
6/30/2005       50958     14,751.45
6/30/2005       50959      2,279.00
6/30/2005       50960        773.00
6/30/2005       50961        558.60
6/30/2005       50962        710.85
6/30/2005       50963        561.41
6/30/2005       50964        645.00
6/30/2005       50965        811.58

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: CAST-MATIC CORPORATION        Capacity:      ___      Shareholder
      Case Number: 04-67605                        ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly            or               Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly            or               Monthly

       Health Insurance             _______                            _______

       Life Insurance               _______                            _______

       Retirement                   _______                            _______

       Company Vehicle              _______                            _______

       Entertainment                _______                            _______

       Travel                       _______                            _______

       Other Benefits               _______                            _______

       Total Benefits               _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly            or               Monthly

       Rent Paid                    _______                            _______

       Loans                        _______                            _______

       Other (Describe)             _______                            _______

       Other (Describe)             _______                            _______

       Other (Describe)             _______                            _______

       Total Other Payments         _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or               Monthly

                                    _______                            $0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                   POLICY PERIOD
--------------                   -------                   -------------
Property                         Lloyds                   11/1/04-11/1/05
Boiler/Machine                   Hartford                 11/1/04-11/1/05
Cargo                            Fireman's Fund           11/1/04-11/1/05
Truck Cargo                      Fireman's Fund           11/1/04-11/1/05

Aviation                         USAIG                    11/1/04-11/1/05

Fiduciary                        St. Paul                 11/1/04-11/1/05

Primary D&O                      St. Paul                 11/1/04-11/1/05
Excess D&O                       Chubb                    11/1/04-11/1/05
Excess D&O                       Platte River             11/1/04-11/1/05

Crime                            AIG                      12/1/04-12/1/05

General Liability                ACE                      12/22/04-12/22/05
Umbrella                         National Union           12/22/04-12/22/05

Workers' Comp                    ACE                      12/22/04-6/22/05
Excess Workers' Comp             ACE                      12/22/04-12/22/05

Auto                             ACE                      12/22/04-12/22/05

Foreign (DIC)                    ACE                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )           CASE NO: 04-67609
                                    )           Chapter 11
                                    )           Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.              )
                     Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                     YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                     YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                     YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                     YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                     YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                /s/ Robert E. Belts
                                    ------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer   (248) 952-2500
                                    -----------------------   --------------
                                    Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                         CASE #04-67609
                                                            COLUMBUS
                                                             FOUNDRY
                                                ------------------------------------
                                                Current Month     Total Since Filing
                                                -------------     ------------------
Net Sales                                         12,355                116,275

Cost of Goods Sold
Materials and Freight                              3,669                 39,645
Wages - Hourly                                     1,869                 15,610
Wages-Salary                                         484                  4,283
Employee Benefits and Pension                      1,061                  7,601
 Repairs & Maintenance                             1,091                  7,173
Supplies                                             724                  6,325
Utilities                                            900                  7,601
Purchased Components/Services                        340                  5,785
Income(loss) from Pattern Sales                     (100)                (1,019)
 Fixed Asset - (gain/loss)                             -                     11
 MIS Expense                                          62                    513
 Travel & Entertainment                               11                     81
 Other Variable Costs                                132                  1,630
 Depreciation & Amortization                         401                  4,241
 Other Allocated Fixed Costs                           -                      2
 Other Fixed Costs                                   196                  1,463
                                                  ------                -------
Cost of Goods Sold                                10,840                100,945

Gross Profit                                       1,515                 15,330

Plant SG&A Expense                                    22                    294
SG&A Expense - Allocation (Sched 1)                  313                  2,748
 Other Operating Expenses                              -                    415
                                                  ------                -------
 Total Operating Expenses                            335                  3,457

 Operating Profit                                  1,180                 11,873

 Outside Interest Income                               -                      -
 Outside Interest (Expense)                            -                     (6)
 Intercompany Interest Income                          -                      -
 Intercompany Interest (Expense)                    (235)                (1,774)
 Charges (From) Affiliates                             -                      -
 Charges To Affiliates                                 -                      -
Income/Loss From European Operations                   -                      -
 Other Income/(Expense)                                -                      -
                                                  ------                -------
 Total Non-Operating Expenses                       (235)                (1,780)

 Income Before Income Taxes                          945                 10,093

 Income Tax Expense                                   33                    323
                                                  ------                -------
 Net Income                                          912                  9,770
                                                  ======                =======

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                                          June
                                                                        -------
Officer Compensation                                                    $   189
Salary Expense other Employees                                              892
Employee Benefits and Pension                                               107
Payroll Taxes                                                                53
Other Taxes                                                                   0
Rent and Lease Expense                                                      212
Interest Expense
Insurance                                                                    63
Automobile and Truck Expense                                                 11
Utilities(Gas Electric,Phone)                                                43
Depreciation                                                                 86
Travel and Entertainment                                                    114
Repairs and Maintenance                                                      98
Advertising/Promotion                                                        10
Supplies, Office Expense                                                     42

OTHER:
Contributions                                                                 0
Professional Fees - Audit/Tax                                               350
Bank Fees                                                                    28
Public Reporting Fees                                                        15
Employee Relocation/Training                                                 17
Data Processing                                                              27
Dues and Subscriptions                                                       15
Outside Services                                                             92
Project Development Costs net of Billings                                   (32)
Director Fees                                                                25
Miscellaneous                                                                 5
Legal Fees                                                                   10
Cost Allocation - Europe                                                    (78)
Cost Allocation - Out                                                      (254)
                                                                        -------
                                                                        $ 2,143
                                                                        =======

Allocation:
Wagner Castings                                                             191
Northern Castings                                                            51
Ironton Iron                                                                  0
Lynchburg Foundry                                                           193
Columbus Foundry                                                            313
Wagner Havana                                                                 0
Intermet U.S. Holdings                                                      261
Cast-Matic Corp.                                                             82
Diversified Diemakers                                                       257
Ganton Technologies                                                         168
Tool Products                                                               137
Corporate                                                                   490
                                                                        -------
Total                                                                   $ 2,143
                                                                        =======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                                     CASE #04-67609
                                                                     --------------
                                                                       COLUMBUS
                                                                        FOUNDRY
                                                                     --------------
 Cash And Equivalents                                                  $      -
 Accounts Receivable                                                     23,265
 Short-Term Intercompany Receivables                                          6
 Inventories                                                              7,626
 Other Current Assets                                                        30
                                                                       --------
    TOTAL CURRENT ASSETS                                                 30,927

 Land and Buildings                                                      12,763
  Machinery & Equipment                                                  78,138
  Construction In Progress                                                  762
                                                                       --------
  Total Fixed Assets                                                     91,663
  Accumulated Depreciation                                              (62,161)
                                                                       --------
     NET FIXED ASSETS                                                    29,502

  Investment In Subsidiaries                                                  -
 Investment In European Operations                                            -
  Long-Term Intercompany Receivables                                     32,146
  Deferred Taxes, Long-Term Asset                                             -
  Other Assets                                                              621
                                                                       --------

     TOTAL ASSETS                                                      $ 93,196
                                                                       ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

 Accounts Payable                                                      $  3,216
 Wages and Salaries  (See schedule)                                         336
 Taxes Payable - (See schedule)                                             842
                                                                       --------
   TOTAL POST PETITION LIABILITIES                                        4,394

 SECURED LIABILITIES:
 SECURED DEBT                                                                 -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                        -
  Accrued Tax - State                                                         -
  Accrued Property Taxes                                                      -
  Accrued Workers Comp.                                                     200
  Accrued Payroll                                                             -
 Accrued Payroll Taxes                                                        -
                                                                       --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                                 200

 UNSECURED LIABILITIES
 Accounts Payable                                                         9,841
 Senior  & IDR Bonds                                                          -
                                                                       --------
 TOTAL UNSECURED LIABILITIES                                              9,841

 OTHER LIABILITIES
 Accrued Liabilities                                                      2,228
 Short-Term Intercompany Payables                                            28

  Retirement Benefits                                                      (796)
  Deferred Taxes - Long-Term Liability                                        -
  Other Long-Term Liabilities                                                 -
  Long-Term Intercompany Payables                                         1,336
  Minority Interest                                                           -
                                                                       --------
  TOTAL LIABILITIES                                                      17,231

  Common Stock                                                                -
  Capital In Excess Of Par Value                                          4,592
 Retained Earnings - Prepetition                                         61,603
 Retained Earnings - Post Petition                                        9,770
 Equity In European Operations
  Accumulated Translation Adjustment                                          -
  Minimum Pension Liability Adjustment                                        -
  Unearned Restricted Stock                                                   -
                                                                       --------
 TOTAL SHAREHOLDER EQUITY                                                75,965
                                                                       --------
  TOTAL LIABILITIES AND EQUITY                                         $ 93,196
                                                                       ========

PERIOD ENDED: 06-30-05       COLUMBUS FOUNDRY              CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                                    Balance
                                             as of              Accrued /          Payments /           as of
                                            5-31-05             Withheld           Deposits            6-30-05
                                          ----------------------------------------------------------------------
Income tax withheld: Federal              ($   35,554)        ($  247,889)        $   283,443        $         0
Income tax withheld: State                    (16,756)           (117,120)            133,875                  0
Income tax withheld: Local                          0                   0                   0                  0
FICA Withheld                                 (29,922)           (206,862)            236,784                  0
Employers FICA                                (71,638)           (185,467)            236,784            (20,321)
Unemployment Tax: Federal                      (3,346)             (1,361)                  0             (4,708)
Unemployment Tax: State                       (21,429)             (4,073)                  0            (25,502)
All Other Payroll W/H                         (74,824)           (216,508)            222,784            (68,548)

State Taxes: Inc./Sales/Use/Excise           (120,041)           (121,653)             54,664           (187,031)
Property Taxes                               (249,918)            (50,000)                  0           (299,918)

Workers Compensation                         (205,000)            (31,278)                  0           (236,278)
                                          ----------------------------------------------------------------------

Total                                     ($  828,429)        ($1,182,211)        $ 1,168,334        ($  842,306)

Wages and Salaries                           (605,300)         (2,489,071)          2,758,737           (335,633)
                                          ----------------------------------------------------------------------

Grand Total                               ($1,433,728)        ($3,671,282)        $ 3,927,072        ($1,177,939)
                                          ======================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total         0-30 Days           30-60 Days          Over 60 Days
Accounts Payable                   $ 3,215,768     1,475,679           1,534,620              205,469 *
Accounts Receivable                $23,597,609    21,945,189             378,487            1,273,932

                             * disputed with vendor

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                   MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                              CASE # 04-67609
                                                              COLUMBUS FOUNDRY
                            -------------------------------------------------------------------------------------------
      ACCOUNT TYPE          LOCKBOX 77691        DEPOSIT               AP              PR (HOURLY)           PR (SALARY)
        ACCOUNT #               269833         5401086425         2770716492          2770716484             2770716658
          BANK                 Bank One        Stan. Fed.          Stan. Fed.          Stan. Fed.             Stan. Fed.
BEGINNING BANK BALANCE             -                   -                    -                    -                    -
RECEIPTS                           -           8,268,433                    -                    -                    -
TRANSFERS IN (CORPORATE)           -                   -            3,350,890            2,051,021              432,253
DIP INFLOW                         -                   -                    -                    -                    -
DISBURSEMENTS                      -                   -           (3,350,890)          (2,051,021)            (432,253)
TRANSFERS OUT (CORPORATE)          -          (8,268,433)                   -                    -                    -
DIP REPAYMENT                      -                   -                    -                    -                    -
                            -------------------------------------------------------------------------------------------
ENDING BANK BALANCE                -                   -                    -                    -                    -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE               3,909,435
CHECKS ISSUED                                                       3,824,893
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)              2,408,689
CORPORATE DEBIT MEMOS                                                   2,741
                                                                  -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $10,145,758
                                                                  ===========

OUTSTANDING CHECKS AS OF MAY 31                                       199,117
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                   (542)
CHECKS ISSUED DURING JUNE                                           3,824,893
CHECK CLEARED DURING JUNE                                          (3,235,678) Excludes $ 115,212 of misc EFT's.
                                                                  -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)      $   787,790
                                                                  ===========

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JUNE 2005

               VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------------------------------
ABEL, JOHN N.                                         $      1,782.61
ACTIVATION, INC.                                             3,250.51
ADP INC                                                      2,835.40
ADULT PROBATION OFFICE                                       3,870.16
AETNA US HEALTHCARE                                          9,908.85
AIR COMPRESSOR TECHNOLOGIES                                  3,642.68
AIRGAS DRY ICE                                               2,282.58
AIRGAS SOUTH INC.                                              791.16
ALABAMA CHILD SUPPORT PAYMENT                               17,189.56
ALLEGRA PRINT & IMAGING                                      2,963.86
ALLEN RICHIE                                                 1,971.64
ALLIED MINERAL PRODUCTS INC                                127,339.48
ALPHA RESOURCES INC                                          1,213.72
AMERALLOY STEEL COPRORATION                                  1,597.11
AMERICAN BUSINESS FORMS                                      1,016.50
AMERICAN COLLOID COMPANY                                   214,341.39
AMERICAN EYE CARE                                              533.10
AMERICAN FAMILY LIFE                                           214.39
AMERICAN TESTING LABORATORY                                    315.00
AQUATROL(DIV. OF MOMAR)                                      1,600.00
ATMOS ENERGY                                               100,327.77
AUTOMATED BUSINESS MACHINES                                    682.00
AUTOWEB                                                        285.71
BARBIER, MARK                                                   89.00
BARLOWORLD HANDLING LP                                      39,353.63
BEARDSLEY & PIPER, LLC                                       7,459.00
BEAUFORT COUNTY FAMILY COURT                                   506.16
BECK & ASSOCIATES                                              391.06
BELL SOUTH                                                   2,322.26
BELLSOUTH-GEORGIA                                              800.00
BELLWEATHER, INC                                             1,880.05
BERGER ANDERSON                                              1,017.72
BETTY BASS FLOWERS & GIFTS                                      53.50
B-H TRANSFER CO                                             11,745.96
BHA GROUP                                                       80.83
BHA GROUP INC                                                1,589.42
BONNER JR., FRANK W.                                         1,030.13
BROADSPIRE SERVICES INC                                     17,107.56
BROWN & SHARPE                                                 212.12
BROWNE & SHARPE                                                     -
BUCHANAN, LEON                                                  87.03
BUCK ICE & COAL CO.                                          4,110.44
C.A. PICARD SURFACE ENGIN                                   16,376.00
CAIL TOOL & MACHINERY, INC                                   7,886.10
CAMERON & BARKLEY CO.                                        1,789.11
CARLA DEVITA REED                                            1,200.00
CARRIER VIBRATING EQUIPMENT, INC.                           25,532.92
CASTROL INDUSTRIAL N A                                       2,083.13
CECO ASSOCIATES                                              6,696.00
CENTIMARK ROOF SYSTEM                                          472.68
CHAMPION CHISEL WORKS, INC.                                  5,353.60
CHAPTER 13 TRUSTEE                                          37,465.05
CHECK-MATE                                                     308.72
CHILD SUPPORT ENFORCEMENT, FSR                                 900.00
CINTAS CORP.                                                 6,147.68
CINTAS CORPORATION                                             135.82
CIT TECHNOLOGY FIN SERV, INC                                 1,196.26
CLERK OF MUNICIPAL COURT                                     1,464.37

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JUNE 2005

               VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------------------------------
CLERK OF THE CIRCUIT COURT                                   1,075.05
CLIENT SERVICES ECM (FIDELITY)                                 105.10
COASTAL ENERGY                                              29,435.67
COBB WIRE ROPE & SLING  CO.                                  2,899.67
COLE-PARMER INSTRUMENT CO.                                     218.82
COLUMBUS CHAMBER OF COMMERCE                                 1,100.00
COLUMBUS FIRE & SAFETY EQUIP                                 2,185.91
COLUMBUS INDUSTRIAL SUPPLY                                   1,969.08
COLUMBUS RUBBER & GASKET, INC.                                 280.00
COLUMBUS WATER WORKS                                        13,279.43
COMMERCIAL FLOORS OF COLUMBUS                                1,615.25
CONSTRUCTION MANAGEMENT SERVIC                              93,103.00
CONVERGED NETWORKS                                             310.00
CORINNE T. HURST/CIRCUIT CLERK                                 302.00
CURTIS REDDING                                               2,856.00
DANIELS, RICHARD                                               719.75
DAUBER COMPANY, INC.                                        98,800.00
DAVID J JOSEPH COMPANY                                              -
DEFENDER SERVICES INC                                       20,764.47
DELATON SERVICE CORPORATION                                 18,705.00
DELL RECEIVABLES L.P.                                          488.99
DIDION INTERNATIONAL INC.                                    3,420.00
DISAMATIC                                                   16,615.65
DYNAMIC AIR INC                                                152.43
DYSON CONVEYOR                                                 834.10
EAGLITE CHEMICALS                                           19,826.00
EARTHLINK INC                                                   47.90
EAST COAST INDUSTRIAL TIRE                                   8,366.29
EBCO BATTERY CO                                                980.66
EDDIE WILLIAMS                                               8,286.05
EDWARD E. RIFFLE                                               615.00
ELECTRIC MELTING SRVCES SW INC                              74,452.10
ELKEM METALS, INC.                                          98,049.97
ENTERPRISE                                                   1,118.79
ENVIRONMENTAL RESOURCE ANALYST                                 183.00
ENVIRONMENTAL TECHNOLOGY CORP                                  119.00
ETA ENGINEERING, INC.                                        1,637.10
FAST-TEK INC.                                                1,791.98
FERGUSON ENTERPRISES.                                       10,738.04
FISHER SCIENTIFIC CO.                                        6,841.78
FLETCHER OIL INC.                                           12,408.46
FMC CORPORATION                                                 87.96
FORTUNE MAGAZINE                                                20.00
G E CAPITAL 009                                              5,530.88
G E CAPITAL 005                                              9,902.55
G E CAPITAL 006                                             16,229.76
G E CAPITAL 007                                              4,951.96
G E CAPITAL 008                                              7,553.13
G.E. CAPITAL -002                                           14,678.25
GA AUTOMATION CO. INC.                                       2,021.73
GA DEPT NATURAL RESOURCES                                      115.00
GA.DEPT. OF NATURAL RESOURCES                                1,725.00
GAYLORD FOUNDRY EQUIPMENT,INC.                                 741.88
GENERAL KINEMATICS                                             398.15
GENTRY MACHINE WORKS, INC.                                  39,488.85
GEORGE CAVE                                                     75.00
GEORGIA POWER                                              690,335.61
GEORGIA POWER CO.                                            2,471.86
GLENN PETRIK                                                   800.63

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JUNE 2005

               VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------------------------------
GLOBAL DOSIMRY SOLUTIONS INC.                                  118.26
GLOBAL ENGINEERING                                             163.22
GLOBAL EQUIPMENT CO.                                         2,282.26
GLOBE METALLURGICAL INC.                                   270,925.20
GRAYLINK                                                     1,166.32
GSCPA                                                          190.00
GWINNETT MAGISTRATE COURT                                    1,794.33
HA INTERNATIONAL LLC                                        33,054.61
HAMMOND CONSTRUCTION CO.                                    14,700.00
HARTLEY CONTROLS INC                                         3,649.70
HAUTT, PETE                                                    263.80
HERAEUS ELECTRO-NITE CO.                                    19,293.41
HOBBS MACHINE SHOP                                             186.32
HOUGHTON INTERNATIONAL                                      18,447.17
IFCO INDUSTRIAL CONTAINER SYS                                1,195.40
IKON OFFICE SOLUTIONS                                          254.66
INDUCTOTHERM CORP.                                          22,599.43
INDUSTRIAL 1 SUPPLY CO.                                     31,147.37
INDUSTRIAL CHEMICALS                                           538.10
INDUSTRIAL COMBUSTION SVCE INC.                              3,331.00
INDUSTRIAL CONTRACTING SERVICE                              24,033.55
INDUSTRIAL METAL FABRICATORS                                19,208.00
INDUSTRIAL PACKAGING CORPORATI                               5,402.22
INDUSTRIAL VENTILATION INC.                                 10,049.78
INFORMATION HANDLING SERVICES                                  763.77
INTEGRITY ROTATIONAL MOLDING,                               57,976.80
INTERNAL REVENUE SERVICE                                     1,837.25
INTERNAL REVENUE SERVICE                                       640.00
INTERNATIONAL TREASURER-USAW                                12,844.59
INTERSTATE ELECTRICAL SUPPLY                               105,305.27
JESS W. JACKSON & ASSOCIATES                                92,670.47
JOE HARRILL                                                    347.40
JOHNSON DIVERSITY/ DUBOIS                                    2,145.00
JOHNSTONE SUPPLY                                             4,046.09
KENT RUDBECK                                                 9,032.55
KEVIN MARTIN                                                 1,438.16
KNOX PEST CONTROL                                              186.00
LABCORP OF AMERICA HOLDINGS                                  1,166.50
LAEMPE + REICH CORPORATION                                     199.67
LAKE, STEVE                                                  3,442.09
LAND TRANSPORTATION                                        127,200.33
LARPEN METALLURGIAL SERVICE                                144,810.00
LEADING EDGE                                               142,650.00
LECO CORP                                                    1,630.33
LIFTSYSTEMS OF GA LLC                                        2,072.18
LINA                                                           250.00
LINDE GAS LLC                                               10,679.08
LORAMENDI, INC.                                                 37.33
MAC ENTERPRISES                                              2,802.78
MACAWBER ENGINEERING, INC.                                   5,601.12
MAGISTRATE COURT OF                                          1,482.70
MANPOWER                                                       819.11
MARJO PLASTICS CO., INC.                                     3,752.50
MARTIN BROTHERS CONTAINERS                                  15,775.71
MARYLAND WIRE BELTS, INC.                                   12,314.94
MAYS, DANNY J                                                   51.33
MCCALL, STEVE                                                  468.45
MCI                                                            914.69
MCI CONFERENCING                                                25.17

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JUNE 2005

               VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------------------------------
MCMASTER-CARR SUPPLY CO.                                       694.44
MCQUAY SE SUPPLY                                                    -
METALDYNE                                                   18,954.00
METOKOTE CORPORATION                                       128,075.35
MICHAEL SMITH                                                1,044.00
MIDWEST INSTRUMENT COMPANY                                   2,401.00
MIKE & ED'S BAR - B-Q                                          371.83
MIKE GRAY                                                      406.67
MIKE WINDISH                                                 4,383.19
MILLER AND COMPANY LLC                                     156,012.77
MILLER LANDSCAPING                                             700.00
MODERN EQUIPMENT COMPANY                                     1,514.00
MORRIS MATERIAL HANDLING                                    14,028.89
MORRIS SIGN COMPANY                                          1,160.00
MOTION INDUSTRIES, INC.                                     83,163.39
NATIONAL AFFILIATED TECHNOLOGI                               6,380.00
NATIONAL BELT SERVICE, INC.                                 25,907.03
NC CHILD SUPPORT CENTRALIZED                                   531.86
NEW ENGLAND DIGITAL COMPUTER                                 7,123.15
NEWCO                                                       14,388.56
NORFOLK SOUTHERN CORPORATION                                94,100.00
NORTHBEND PATTERN WORKS,LLC                                 49,441.00
OCCUPATIONAL MEDICINE OF                                     5,525.00
ODYSSEY PRINTING & GRAPHICS                                    357.96
OFFICE DEPOT CREDIT PLAN                                     2,155.70
OHIO CSPC                                                    1,244.96
OMEGA ENGINEERING,INC.                                         427.38
OMNISOURCE CORPORATION - COPPER                                     -
OMNISOURCE CORPORATION - STEEL                           2,071,925.49
OVERBY COMPANY, THE                                          3,359.84
OVERHEAD DOOR CO. OF COLUMBUS                                4,119.00
PA SCDU                                                        541.68
PAMELA LASHALL HOLT                                          1,200.00
PARMER WATER COMPANY                                           111.33
PAYROLL (INCLUDES CORP DISBURSEMENTS)                    2,408,689.09
PECHINEY WORLD TRADE                                                -
PERFECT PATTERNS INC.                                      130,077.50
PHILIP SERVICES CORP.                                        5,420.20
PIEDMONT FOUNDRY SUPPLY, INC.                                8,754.39
PIEDMONT NATIONAL CORPORATION                                4,730.97
PINE HOLLOW, INC.                                            3,952.25
PORTER WARNER INDUSTRIES                                            -
PRIMETRADE, INC.                                           843,118.20
PRINCE, JOHNNY                                                  79.16
PRODUCT ACTION INTERNATIONAL                                 8,535.13
PROVIDENT LIFE                                                  92.09
PROVIDENT LIFE & ACCIDENT INS.                               3,453.85
Q.A. SUPPORT SERVICES                                          906.00
R&R SAFETY SHOE SERVICE                                      4,328.14
RADIO WHOLESALE MARKETING                                    3,126.60
REAVES WRECKING                                             19,960.72
REED, CHRIS                                                    726.98
REFCOTEC, INC.                                                 117.79
REFRACTORY SALES & SERVICE CO.                               3,014.00
REYNOLDS SUPPLY CO.                                         11,055.00
RICHARD DANIELS                                                105.17
RODGERS METAL CRAFT, INC.                                   38,172.25
RUSS THUROW                                                  6,000.00
SAFETY SOUTH                                                13,511.76
SAFETY-KLEEN CORP.                                             582.81

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
JUNE 2005

               VENDOR                               TOTAL DISBURSEMENTS
-----------------------------------------------------------------------
SAM'S WELDING                                                3,034.00
SCALE SYSTEMS, INC.                                            642.00
SCORE, INC.                                                  9,149.00
SCOTT RUITER                                                 1,675.79
SERVICIOS INDUSTRIALES PRECISO                               4,660.95
SEWER EQUIPMENT OF FLORDIA                                      16.11
SHANNON BAKER ASSOCIATES, INC.                              48,724.50
SHEMWELL, DAVID                                              2,134.83
SHEPERD NILES                                                2,097.91
SHOES 'N COMPANY                                             1,276.93
SILICA TRANSPORT                                                    -
SIMPSON TECHNOLOGIES                                           468.00
SMITH GRAY ELECTRIC CO., INC.                               62,848.46
SMITH, MIKE                                                    570.60
SOL TICK                                                            -
SOUTHEAST PNEUMATIC SOLUTION                                 1,397.44
SOUTHEASTERN HOME OXYGEN SER                                    34.78
SOUTHERN STATES TOYOTALIFT                                  70,632.94
SPAR SPECIALTY REFRACTORIES                                 12,672.00
SPECIALTY CARBIDE PRODUCTS                                     406.25
SPECIALTY FOUNDRY PRODUCT                                    1,632.29
SPRINT PCS                                                   5,572.09
STATE CENTRAL UNIT                                           1,120.00
STATE COLLECTION & DISBUREMENT                               1,000.00
STATE COURT OF GWINNETT CTY                                     78.72
STATE OF FLORIDA DISBURSMENT                                   257.36
SUPREME CORES OF THE CAROLINAS                              12,006.10
TECHNICAL SERVICES GROUP INC.                                6,543.90
TENNANT SALES & SERVICE CO.                                    509.10
THE BUSINESS RESOURCE CENTER                                   810.00
THE MODAL SHOP                                                 600.64
THE NEW KEIBLER-THOMPSON CO.                                 3,341.50
THE YOGURT SHOPPE CAFE                                         249.36
TINIUS OLSEN TESTING MACH INC.                               2,566.00
TOOLING & EQUIPMENT INTERNAT'L                                  84.34
TRANS-MAN LOGISTICS, INC.                                   90,425.93
TRIPLE M MANUFACTURING, INC.                                37,790.00
TRU KUT INC.                                                 2,334.71
TUBE CITY, INC.                                                     -
U.S. DEPT OF EDUCATION                                         564.80
U.S. DEPT OF TRANSPORTATION                                    300.00
UMETCO, INC.                                                37,170.00
UNIFRAX                                                     14,601.60
UNIMIN CORPORATION                                          30,074.72
VAN ALLEN FIRST AID + SAFETY                                   410.59
VESUVIUS U.S.A                                              13,518.54
VICTORIA BODLEY                                                400.00
VOLVO RENTS                                                 11,087.65
VULCAN ELECTRO COATING                                      40,972.70
WARNER PAINT & DECORATING CENT                               3,767.27
WARR GRADING CONTRACTOR                                     36,738.00
WASTE MANAGEMENT                                             3,924.38
WHEELABRATOR ABRASIVES, INC.                                22,470.00
WHEELABRATOR INTERNATIONAL                                   3,340.62
WILLIAM A.KIBBE & ASSOCIATES                                 4,440.00
WINGATE INN                                                  2,337.00
YELLOW CAB OF COLUMBUS INC.                                     18.00
                                                      ---------------
                                                      $ 10,145,757.57

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 6/30/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                              $         -

Actual Outstanding Checks                  787,790.34

Unadjusted GL Balance                      787,790.34
                                          -----------

Difference                                $         -
                                          ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

   DATE         CHECK      OUTSTANDING
3/11/2005       18449      $     23.95
5/17/2005       19867           182.50
6/14/2005       20541           321.34
6/14/2005       20551           541.68
6/21/2005       20627         2,282.26
6/21/2005       20659        11,441.51
6/21/2005       20673           468.45
6/21/2005       20686        40,840.00
6/23/2005       20698           384.69
6/23/2005       20701           741.88
6/23/2005       20705         3,179.25
6/23/2005       20709           509.10
6/23/2005       20712         8,451.88
6/23/2005       20718           308.72
6/28/2005       20726         3,642.68
6/28/2005       20727           686.53
6/28/2005       20728         1,669.83
6/28/2005       20729         7,080.00
6/28/2005       20730         1,589.42
6/28/2005       20732        12,251.33
6/28/2005       20733         3,942.90
6/28/2005       20734         1,764.50
6/28/2005       20735         6,327.47
6/28/2005       20736         9,902.55
6/28/2005       20737        16,229.76
6/28/2005       20738         4,951.96
6/28/2005       20739           304.38
6/28/2005       20740        10,542.60
6/28/2005       20741         5,405.04
6/28/2005       20742         2,449.74
6/28/2005       20743            22.24
6/28/2005       20744         4,051.96
6/28/2005       20745         1,542.65
6/28/2005       20746        20,550.00
6/28/2005       20747         1,387.50
6/28/2005       20748           470.38
6/28/2005       20749         3,886.64
6/28/2005       20750         3,190.00
6/28/2005       20751           625.27
6/28/2005       20753         1,350.00
6/28/2005       20754           450.67
6/28/2005       20755         2,221.00
6/28/2005       20756         1,951.14
6/28/2005       20757         4,660.95
6/28/2005       20758        12,672.00
6/28/2005       20759         2,774.52
6/28/2005       20760         6,240.00
6/28/2005       20761           780.00
6/28/2005       20762         1,530.00
6/28/2005       20763         1,935.08
6/28/2005       20764        11,552.06
6/28/2005       20765           214.39
6/28/2005       20766           253.08
6/28/2005       20767           800.00
6/28/2005       20768           600.00
6/28/2005       20769        18,304.21
6/28/2005       20770           450.00
6/28/2005       20771           442.89
6/28/2005       20772           457.21
6/28/2005       20773         9,793.04
6/28/2005       20774           151.00
6/28/2005       20775         1,428.00
6/28/2005       20776           417.52
6/28/2005       20778            77.38
6/28/2005       20779           684.67
6/28/2005       20780           320.00
6/28/2005       20781         1,009.25
6/28/2005       20782        12,844.59
6/28/2005       20783           347.40
6/28/2005       20784           764.24
6/28/2005       20785           250.00
6/28/2005       20786         1,482.70
6/28/2005       20787           271.00
6/28/2005       20788           622.48
6/28/2005       20789           600.00
6/28/2005       20790         3,453.85
6/28/2005       20791         1,706.03
6/28/2005       20792           105.17
6/28/2005       20793            38.95
6/28/2005       20794           578.82
6/28/2005       20795           570.60
6/28/2005       20796         2,991.61
6/28/2005       20797           640.00
6/28/2005       20798           500.00
6/28/2005       20799           277.14
6/28/2005       20800           200.00
6/28/2005       20801            93.48
6/28/2005       20802        36,500.00
6/30/2005       20808           252.15
6/30/2005       20809         1,016.50
6/30/2005       20810         1,600.00
6/30/2005       20811        11,812.29
6/30/2005       20812           391.06
6/30/2005       20813           830.05
6/30/2005       20814         3,117.25
6/30/2005       20815         1,784.00
6/30/2005       20816           532.86
6/30/2005       20817        23,271.00
6/30/2005       20818         4,464.00
6/30/2005       20819           472.68
6/30/2005       20820         3,354.25
6/30/2005       20821         1,060.13
6/30/2005       20822         1,189.18
6/30/2005       20823           665.74
6/30/2005       20824        12,450.00
6/30/2005       20825        13,520.00
6/30/2005       20826         4,484.66
6/30/2005       20827        18,705.00
6/30/2005       20828           286.77
6/30/2005       20829         3,420.00
6/30/2005       20830         3,751.96
6/30/2005       20831           183.00
6/30/2005       20832         1,637.10
6/30/2005       20833           531.86
6/30/2005       20834           432.67
6/30/2005       20835           146.75
6/30/2005       20836        17,454.00
6/30/2005       20837           574.45
6/30/2005       20838           741.49
6/30/2005       20839           426.93
6/30/2005       20840         9,415.28
6/30/2005       20841         3,331.00
6/30/2005       20842         8,697.00
6/30/2005       20843         2,553.08
6/30/2005       20844         2,145.00
6/30/2005       20845         1,438.16
6/30/2005       20846         9,240.00
6/30/2005       20847         1,248.00
6/30/2005       20848            37.33
6/30/2005       20849         3,752.50
6/30/2005       20850         1,324.62
6/30/2005       20851           646.64
6/30/2005       20852         3,651.75
6/30/2005       20853         1,200.50
6/30/2005       20854         1,511.36
6/30/2005       20855           836.88
6/30/2005       20856         6,464.51
6/30/2005       20857            28.88
6/30/2005       20858           118.74
6/30/2005       20859         4,119.00
6/30/2005       20861         7,090.00
6/30/2005       20862         1,338.16
6/30/2005       20863           633.44
6/30/2005       20864         7,686.39
6/30/2005       20865         3,787.86
6/30/2005       20866        12,733.00
6/30/2005       20867            88.17
6/30/2005       20868           582.81
6/30/2005       20869           750.00
6/30/2005       20870         1,397.44
6/30/2005       20871         1,120.71
6/30/2005       20872         1,568.04
6/30/2005       20873         1,711.90
6/30/2005       20876           870.00
6/30/2005       20878         7,796.76
6/30/2005       20879         1,344.83
6/30/2005       20880         5,928.00
6/30/2005       20881         1,065.00
6/30/2005       20882           310.00
6/30/2005       20883         2,471.86
6/30/2005       20884           190.00
6/30/2005       20886        67,042.65
6/30/2005       20889        25,322.45
6/30/2005       20890        28,439.47
6/30/2005       20894        33,742.21
6/30/2005       20896        33,956.52

                           $787,790.34

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: COLUMBUS FOUNDRY, L.P.          Capacity:   ___         Shareholder
      Case Number:  04-67609                      ___         Officer
                                                  ___         Director
                                                  ___         Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or           Monthly

                                       _______                        _______

CURRENT BENEFITS PAID:                 Weekly            or           Monthly

            Health Insurance           _______                        _______

            Life Insurance             _______                        _______

            Retirement                 _______                        _______

            Company Vehicle            _______                        _______

            Entertainment              _______                        _______

            Travel                     _______                        _______

            Other Benefits             _______                        _______

            Total Benefits             _______                        _______

CURRENT OTHER BENEFITS PAID:           Weekly            or           Monthly

            Rent Paid                  _______                        _______

            Loans                      _______                        _______

            Other (Describe)           _______                        _______

            Other (Describe)           _______                        _______

            Other (Describe)           _______                        _______

            Total Other Payments       _______                        _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or           Monthly

                                       _______                        $     0

Dated: JULY 20, 2005
                               ________________________________________
                               PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                           Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                         CARRIER            POLICY PERIOD
--------------                         -------            -------------
Property                            Lloyds               11/1/04-11/1/05
Boiler/Machine                      Hartford             11/1/04-11/1/05
Cargo                               Fireman's Fund       11/1/04-11/1/05
Truck Cargo                         Fireman's Fund       11/1/04-11/1/05

Aviation                            USAIG                11/1/04-11/1/05

Fiduciary                           St. Paul             11/1/04-11/1/05

Primary D&O                         St. Paul             11/1/04-11/1/05
Excess D&O                          Chubb                11/1/04-11/1/05
Excess D&O                          Platte River         11/1/04-11/1/05

Crime                               AIG                  12/1/04-12/1/05

General Liability                   ACE                  12/22/04-12/22/05
Umbrella                            National Union       12/22/04-12/22/05

Workers' Comp                       ACE                  12/22/04-6/22/05
Excess Workers' Comp                ACE                  12/22/04-12/22/05

Auto                                ACE                  12/22/04-12/22/05

Foreign (DIC)                       ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67612
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                     YES  [X]           NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                     YES  [X]           NO [ ]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                     YES  [X]           NO [ ]
5. All United States Trustee Quarterly fees have been paid and are current
                                     YES  [X]           NO [ ]
6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                     YES  [X]           NO [ ]
I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JULY 20, 2005                /s/ Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  -----------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating  Statement
For the Month Ended 6-30-05
($000's)

                                                                              CASE #04-67612
                                                                               DIVERSIFIED
                                                                                DIEMAKERS
                                                                   ------------------------------------
                                                                   Current Month     Total Since Filing
                                                                   -------------     ------------------
 Net Sales                                                             7,668                67,650

Cost of Goods Sold
Materials and Freight                                                  2,396                23,336
Wages - Hourly                                                         1,473                12,423
Wages-Salary                                                             159                 1,381
Employee Benefits and Pension                                            936                 7,080
 Repairs & Maintenance                                                   462                 3,753
Supplies                                                                 208                 1,193
Utilities                                                                249                 2,305
Purchased Components/Services                                              -                     -
Income(loss) from Pattern Sales                                          123                 1,663
 Fixed Asset - (gain/loss)                                                 -                     -
 MIS Expense                                                               -                     -
 Travel & Entertainment                                                    7                    35
 Other Variable Costs                                                    533                 4,377
 Depreciation & Amortization                                             753                 6,128
 Other Allocated Fixed Costs                                             462                 3,217
 Other Fixed Costs                                                       160                 1,272
                                                                       -----                ------
Cost of Goods Sold                                                     7,921                68,163

Gross Profit                                                            (253)                 (513)

Plant SG&A Expense                                                         -                    (6)
SG&A Expense - Allocation (Sched 1)                                      257                 2,262
 Other Operating Expenses                                                  -                   518
                                                                       -----                ------
 Total Operating Expenses                                                257                 2,774

 Operating Profit                                                       (510)               (3,287)

 Outside Interest Income                                                   -                     -
 Outside Interest (Expense)                                                -                     -
 Intercompany Interest Income                                              -                     -
 Intercompany Interest (Expense)                                        (236)               (1,849)
 Charges (From) Affiliates                                                 -                     -
 Charges To Affiliates                                                     -                     -
 Gain/(Loss) On Sales Of Assets                                           13                    13
 Outside Dividend Income                                                   -                     -
 Foreign Exchange Gain/(Loss)                                              -                     -
Income/Loss From European Operations                                       -                     -
 Other Income/(Expense)                                                    -                     -
                                                                       -----                ------
 Total Non-Operating Expenses                                           (223)               (1,836)

 Income Before Income Taxes                                             (733)               (5,123)

 Income Tax Expense                                                        -                    41

                                                                       -----                ------
 Net Income                                                             (733)               (5,164)
                                                                       =====                ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                         June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                           June
                                                        -----------
Officer Compensation                                    $       189
Salary Expense other Employees                                  892
Employee Benefits and Pension                                   107
Payroll Taxes                                                    53
Other Taxes                                                       0
Rent and Lease Expense                                          212
Interest Expense
Insurance                                                        63
Automobile and Truck Expense                                     11
Utilities(Gas Electric,Phone)                                    43
Depreciation                                                     86
Travel and Entertainment                                        114
Repairs and Maintenance                                          98
Advertising/Promotion                                            10
Supplies, Office Expense                                         42

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        28
Public Reporting Fees                                            15
Employee Relocation/Training                                     17
Data Processing                                                  27
Dues and Subscriptions                                           15
Outside Services                                                 92
Project Development Costs net of Billings                       (32)
Director Fees                                                    25
Miscellaneous                                                     5
Legal Fees                                                       10
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (254)
                                                        -----------
                                                        $     2,143
                                                        ===========

Allocation:
Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       490
                                                        -----------
Total                                                   $     2,143
                                                        ===========

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                          CASE #04-67612
                                                          --------------
                                                             DIVERSIFIED
                                                              DIEMAKERS
                                                          --------------
 Cash And Equivalents                                     $           24
 Accounts Receivable                                              11,459
 Short-Term Intercompany Receivables                                  87
 Inventories                                                      15,893
 Other Current Assets                                                941
                                                          --------------
    TOTAL CURRENT ASSETS                                          28,404

 Land and Buildings                                               16,395
  Machinery & Equipment                                           57,781
  Construction In Progress                                         1,048
                                                          --------------
  Total Fixed Assets                                              75,224
  Accumulated Depreciation                                       (45,326)
                                                          --------------
     NET FIXED ASSETS                                             29,898

  Investment In Subsidiaries                                           -
 Investment In European Operations                                     -
  Long-Term Intercompany Receivables                              41,354
  Deferred Taxes, Long-Term Asset                                      -
  Other Assets                                                         -
                                                          --------------

     TOTAL ASSETS                                         $       99,656
                                                          ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                         $        1,188
 Wages and Salaries  (See schedule)                                  283
 Taxes Payable - (See schedule)                                      840
                                                          --------------
   TOTAL POST PETITION LIABILITIES                                 2,311

 SECURED LIABILITIES:
 SECURED DEBT                                                          -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                 -
  Accrued Tax - State                                                  -
  Accrued Property Taxes                                               -
  Accrued Workers Comp.                                            1,227
  Accrued Payroll                                                      -
 Accrued Payroll Taxes                                                 -
                                                          --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                        1,227

 UNSECURED LIABILITIES
 Accounts Payable                                                  6,279
 Senior  & IDR Bonds                                                   -
                                                          --------------
 TOTAL UNSECURED LIABILITIES                                       6,279

 OTHER LIABILITIES
 Accrued Liabilities                                               3,899
 Short-Term Intercompany Payables                                     23

  Retirement Benefits                                              1,130
  Deferred Taxes - Long-Term Liability                                 -
  Other Long-Term Liabilities                                      1,146
  Long-Term Intercompany Payables                                      -
  Minority Interest                                                    -
                                                          --------------
  TOTAL LIABILITIES                                               16,015

  Common Stock                                                         -
  Capital In Excess Of Par Value                                 110,000
 Retained Earnings - Prepetition                                 (21,195)
 Retained Earnings - Post Petition                                (5,164)
 Equity In European Operations
  Accumulated Translation Adjustment                                   -
  Minimum Pension Liability Adjustment                                 -
  Unearned Restricted Stock                                            -
                                                          --------------
 TOTAL SHAREHOLDER EQUITY                                         83,641
                                                          --------------
  TOTAL LIABILITIES AND EQUITY                            $       99,656
                                                          ==============

PERIOD ENDED: 06-30-05     DIVERSIFIED DIEMAKERS, INC.            CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                        Balance
                                               as of         Accrued /       Payments /       as of
                                              05/31/05        Withheld        Deposits       06-30-05
                                            ----------     ------------     -----------    ------------
Income tax withheld: Federal                 ($ 41,178)    ($   189,839)    $   204,313    ($    26,705)
Income tax withheld: State                     (12,870)         (60,193)         64,599          (8,463)
Income tax withheld: Local                           0                0               0               0
FICA Withheld                                  (34,176)        (147,728)        160,763         (21,141)
Employers FICA                                 (34,176)        (147,728)        160,762         (21,141)
Unemployment Tax: Federal                         (846)          (2,800)          3,312            (334)
Unemployment Tax: State                         (3,384)         (11,201)         13,248          (1,337)
All Other Payroll W/H                          (77,368)        (181,937)        190,397         (68,908)

State Taxes: Inc./Sales/Use/Excise              (7,726)          (8,078)          3,803         (12,002)
Property Taxes                                (201,015)         (38,289)              0        (239,304)

Workers Compensation                           (76,492)        (396,199)         32,137        (440,553)
                                            ----------     ------------     -----------    ------------

Total                                       ($ 489,230)    ($ 1,183,992)    $   833,334    ($   839,888)

Wages and Salaries                            (397,351)      (1,413,704)      1,528,317        (282,738)
                                            ----------     ------------     -----------    ------------

Grand Total                                 ($ 886,582)    ($ 2,597,696)    $ 2,361,651    ($ 1,122,626)
                                            ==========     ============     ===========    ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              Total                0-30 Days           30-60 Days           Over 60 Days
Accounts Payable                       $  1,187,703           $ 1,150,947          $  28,642            $      8,114
Accounts Receivable                    $ 11,459,378           $ 9,860,967          $ 524,190            $  1,074,221

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                                         CASE # 04-67612
                                                                 DIVERSIFIED DIE MAKERS (MONROE)
                                                     -------------------------------------------------------
                           ACCOUNT TYPE                LOCKBOX      DEPOSITORY       AP          CHECKING     CHECKING      PR
                            ACCOUNT #                5402530991     3473589977   2770721732     5045182027   5970758593 2770721740
                               BANK                   STAND FED  BANK OF AMERICA  STAND FED  BANK OF AMERICA  UMB BANK  STAND FED
BEGINNING BANK BALANCE                                        -            (727)          -       21,526          594            -
RECEIPTS                                              7,540,923           1,179           -        1,214       15,752            -
TRANSFERS IN (CORPORATE)                                      -               -   1,524,209            -            -    1,010,590
DIP INFLOW                                                    -               -           -            -            -            -
DISBURSEMENTS                                                 -            (452) (1,524,209)           -      (15,312)  (1,010,590)
TRANSFERS OUT (CORPORATE)                            (7,540,923)              -           -            -            -            -
DIP REPAYMENT                                                 -               -           -            -            -            -
                                                     ----------   -------------  ----------       ------      -------   ----------
ENDING BANK BALANCE                                           -               -           -       22,740        1,034            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                 3,564,130
CHECKS ISSUED                                                      1,240,464.50
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                1,949,444
CORPORATE DEBIT MEMOS                                                    33,363
                                                                  -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)      $   6,787,403
                                                                  =============

OUTSTANDING CHECKS AS OF MAY 31                                         385,121
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                  (49,864)
CHECKS ISSUED DURING JUNE                                             1,240,465
CHECK CLEARED DURING JUNE                                            (1,524,209)
                                                                  -------------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)      $      51,511
                                                                  =============

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
A & S PRINTING SERVICE                               $     7,067.62
A. RAYMOND INC                                               912.84
ABBOTT SUPPLY LLC                                          2,563.22
ACAP                                                              -
ACCUTHERM INC.                                             2,093.63
Ace Insurance                                             32,137.49
ACHESON COLLOIDS COMPANY                                   3,461.23
ADECCO EMPLOYMENT SERVICES                                75,807.90
ADRIAN SAUNDERS                                               30.00
AERO METAL FINISHING INC.                                    377.22
AIR SPECIALISTS, INC.                                          7.13
ALBERT SLATER                                                174.50
ALLEGHENY COATINGS                                           917.16
ALLIED METAL COMPANY                                      57,659.55
ALRO MASCO ST. LOUIS                                       1,093.83
ALTORFER MACHINERY COMPANY                                 1,052.86
AMBROSE HAYS                                                  45.00
AMERICAN METAL CHEMICAL CORP                                 594.00
AMERICAN TANK & FABRICATING CO                            16,900.00
AMI PIPE AND SUPPLY CO.                                    1,567.57
AMSTERDAM PRINTING & LITHO                                   156.38
ANIXTER, INC.                                                 52.50
APPLEBEE TREE FLOWERS & GIFTS                                109.93
ASHBY CROSS COMPANY, INC                                     221.66
ASI - DATAMYTE                                             1,900.00
AT&T                                                          52.42
AT&T                                                          95.52
ATMOS ENERGY                                               3,342.47
AUTO ALLIANCE                                                     -
Autoweb                                                      285.71
AWERKAMP MACHINE CO.                                       2,785.27
B.C. MacDONALD & COMPANY                                     927.54
BALZERS TOOL COATING INC.                                    273.64
BANK OF AMERICA                                            5,443.47
BANNER MACHINE TOOL&SUPPLY CO                                588.82
BDC, INC.                                                 11,508.49
BENT TUBE, INC.                                            1,187.16
BFI QUINCY                                                 2,221.64
BLEIGH READY MIX CO.                                       1,302.88
BLI TOOL & DIE, INC.                                         549.51
BLICK'S CONSTRUCTION CO., INC.                             1,250.00
BOBBY WILSON                                               4,250.00
BODLE DIAMOND INDUSTRIES                                      42.50
BOKUM TOOL COMPANY, INC.                                     268.17
BONE FRONTIER                                                 72.14
BOURN & KOCH, INC                                            137.02
BRENT DUDGEON (employee)                                      56.25
BRI, INC.                                                     42.47
BUCKMAN'S CONVENIENCE STORE                                1,683.45
BURST MACHINERY COMPANY                                    1,974.87

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
C&R MARKET - MONROE CITY                                      93.88
C. J. SMITH MACHINERY CO.                                    434.61
CALIFORNIA INDUSTRIAL PRODUCTS                             2,330.51
CAMCAR TEXTRON                                                95.80
CAPE ELECTRICAL SUPPLY, INC.                               8,092.54
CARL HAYS (employee)                                          15.00
CAROLYN A. GRAINGER                                       20,664.50
CARQUEST OF HANNIBAL                                         253.68
CASTING EQUIPMENT & SUPPLY                                   790.21
CENTERLINE (WINDSOR) LTD                                      41.94
CENTRAL WELDING SUPPLIES, INC.                            69,147.73
CENTURYTEL                                                 3,969.00
CENTURYTEL OF SOUTHWEST MO                                    21.77
CERTANIUM ALLOYS                                           1,399.82
CHARLIE SMOOT (employee)                                     162.25
CHEM-TREND INCORPORATED                                   23,883.17
CHINN ENTERPRISES, LLC                                    19,330.20
CHRISTIAN ABERNATHA                                           57.37
CHRISTY REFRACTORIES COMPANY                               4,131.68
CITY OF MONROE CITY                                      118,460.75
CITY OF SHELBINA                                             206.14
CLEAN WATER SOLUTIONS                                         47.99
CLEM JAMES                                                   126.45
CMS COMMUNICATIONS, INC.                                     600.70
COASTAL BUSINESS MACHINES                                    120.00
COMPUTERLAND OF QUINCY                                        40.00
CONTACTS, METALS & WELDING                                 1,163.02
CONTAINER DISTRIBUTERS INC                                 6,320.00
CONTROL-AIR, INC.                                          1,402.38
COPPER & BRASS SALES                                         409.68
CRAIG YAGER                                                   48.50
CRESCENT ELECTRIC SUPPLY CO                                  959.34
CREST PRODUCTS INC                                         4,274.00
CROSS HULLER DRILLUNIT                                       426.89
CROWN LINEN SERVICE, INC.                                  1,962.69
CULLIGAN                                                   1,181.22
DAN FOSTER (employee)                                         46.32
DANA CORPORATION                                         352,415.00
DARRYL FUNKENBUSCH                                            40.38
DAVIS TOOL & DIE                                           8,845.00
DCT INDUSTRIAL SUPPLY                                         80.80
DEAD SEA MAGNESIUM LTD                                   586,940.13
DEBBIE LEWIS                                                  64.50
DENNIS CAMDEN                                                 75.00
DENNY MOSS                                                    79.50
DIEMER & ASSOCIATES                                        2,320.20
DISA GOFF, INC.                                              135.51
DIVERSIFIED DIEMAKERS(employee related)                   16,048.71
DOALL COMPANY                                                220.93
DOMINO AMJET INC                                             169.65
DON HAYS (employee)                                        1,742.54
DOROTHY RITTER                                                 8.07

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
DuBOIS CHEMICALS                                             732.70
DUNN SPECIALTY STEELS INC                                    777.20
DURA-BAR METAL SERVICES                                           -
EASTERN ALLOYS                                           233,043.24
EFD, INC.                                                     68.10
E-JAY THERMO PRODUCTS, INC.                                  480.87
ELECTROCHEM, INC. OF MO                                    3,657.00
ELECTRODES, INC.                                             582.76
EMED COMPANY, INC.                                           108.10
ENGINEERED LUBRICANTS CO.                                 12,744.68
ENGINEERED PRODUCTS                                        5,126.99
ENGINEERED SALES                                              15.95
EUREKA WELDING ALLOYS                                        131.35
FANUC ROBOTICS NORTH AMERICA                               2,387.00
FASTENAL COMPANY                                           2,034.34
FedEx                                                        126.62
FERGUSON ENTERPRISES, INC.                                 1,904.61
FIRE-SAFETY, INC.                                            759.94
FLO-PRODUCTS COMPANY                                       1,474.00
FRANK FLORI EQUIPMENT CO.                                    144.11
FRENCH GERLEMAN ELECTRIC CO.                               5,656.32
FREUDENBERG - NOK                                          5,074.00
G.H. TOOL & MOLD                                          20,390.00
G.S. ROBINS AND COMPANY                                    2,042.14
GALLAGHER BENEFIT SERVICES                                 3,000.00
GARFIELD ALLOYS, INC.                                     19,800.00
GARY YAGER                                                   207.80
GASKET & SEAL FABRIC. INC.                                   187.84
GATEWAY METALS INC.                                       20,507.30
GDC, INC.                                                  1,570.32
GEORGE MORGAN (employee)                                      14.96
GETZ FIRE EQUIPMENT CO.                                    7,256.96
GIBSON PARTS & EQUIPMENT                                      93.20
GOAD COMPANY                                                 326.70
GRAINGER                                                  19,407.66
GULF GREAT PLAINS PACKAGING                                  258.95
GULLY TRANSPORATION                                          550.00
H.T.R. INC.                                                1,127.04
HANNIBAL BOARD OF PUBLIC WORKS                            27,059.70
HANNIBAL REGIONAL HOSPITAL                                   680.00
HEINTZ ELECTRIC COMPANY                                    1,904.87
HELCO PRECISION TOOLS & GAGES                                122.47
HERCULES BULLDOG SEALING                                      61.66
HILLYARD FLOOR CARE SUPPLY                                   147.29
HITECH AUTOMATION, INC.                                    1,045.49
HTE TECHNOLOGIES                                          31,699.21
iCONNECT                                                     101.60
IDG USA, LLC                                              11,225.55
IDRAPRINCE, INC.                                           2,506.40
ILLINI ENVIRONMENTAL INC.                                  8,000.00
INDUSTRIAL FINISHING SERVICES                             12,271.86
INDUSTRIAL PROCESS EQUIP GROUP                               269.88

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
INDUSTRIAL STRAINER COMPANY                                1,741.32
Information Handling                                         763.77
INSIGHT/HARDDRIVES INT'L.                                    660.23
INTERSTATE CARRIER XPRESS                                    725.00
INTIER ATREUM-HOWELL                                              -
IOWA MACHINERY & SUPPLY                                      797.03
JACKSON BROS-HEARTLAND                                     2,927.29
JACKSON-HIRSH, INC.                                           80.00
J-COM EDI SERVICES                                            21.00
JOE GASS (employee)                                           45.00
JOHN HENRY FOSTER CO.                                      1,356.85
JOHN KUNCE                                                    40.06
JOHN LONG                                                     40.75
JOHN SAKACH CO OF ST. LOUIS                                  751.64
JOST MACHINERY COMPANY                                       213.05
K. P. WESSELING & CO., INC.                                   44.58
KARLA WATSON                                                  24.00
KENDRICK SMALL ENGINE                                         48.41
KENNY'S SERVICE CENTER                                        91.50
KEVIN BICHSEL (employee)                                      63.25
KEVIN PETERS (employee)                                       58.51
KOBOLD INSTRUMENTS, INC.                                     187.42
KONIECZNY TOOL & DIE                                      20,550.00
L.N. BROSS                                                25,621.49
LARRY PARRISH                                                 30.86
LEANDER LUBRICANTS                                           471.35
LINDA STUTHEIT                                             1,980.13
LISA MARTIN (employee)                                       673.78
LOWRY COMPUTER PRODUCTS INC                                2,738.36
LUBY EQUIPMENT SERVICES                                    2,887.20
MALCOM CO                                                  1,626.84
MANPOWER                                                   1,446.00
MARIE HAYS                                                    27.47
MARK TWAIN SUPPLY CO.                                      6,816.11
MARLIN REAGAN (employee)                                      30.00
MARTIN'S TRUE VALUE HARDWARE                               1,038.21
MARVEL ENGINEERING COMPANY                                   209.16
MAZAK CORPORATION MIDWEST                                    763.10
MC MACHINERY SYSTEMS, INC.                                   304.00
MCMASTER-CARR SUPPLY COMPANY                               1,330.64
MERKEL ROLL-OFF CONTAINER                                    345.00
MERRICK MACHINERY CO.                                      1,382.15
METAMAG INC.                                               9,500.00
MFA OIL CO.                                                2,618.00
MID-AMERICAN PROD. INC                                    15,495.00
MIDLAND INDUSTRIES, INC.                                  63,220.18
MIKE BICHSEL (employee)                                      435.39
MILWARD ALLOY'S INC.                                       1,534.00
MISSOURI DEPARTMENT OF REVENUE                                58.50
MISUMI USA INC.                                               54.56
MITSUBISHI ELECTRIC AUTOMAT                                       -
MONROE AUTO PARTS                                            507.47

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
MONROE CITY SHELTER WORK SHOP                             19,849.46
MORI SEIKI CO, LTD                                         2,000.00
MOTION INDUSTRIES, INC                                     6,280.93
MOYERS SERVICE CENTER &                                      675.84
MSC INDUSTRIAL SUPPLY CO.                                  3,230.82
MUNROE MATERIAL HANDLING                                     134.74
MVI, INC.                                                    156.57
NALCO COMPANY                                              1,501.95
NATIONAL KARD                                                165.20
NATIONAL X-RAY CORP                                          780.00
NEECE OFFICE EQUIPMENT                                       469.45
NEFF POWER INC.                                            1,232.71
NEWARK INONE                                               1,086.10
NORSK HYDRO CANADA INC                                   410,676.65
NSK STEERING SYSTEMS                                              -
O.K. FASTENERS INC                                            38.90
ONEOK ENERGY MARKETING COMPANY                            38,533.76
OVERHEAD DOOR CO. OF QUINCY                                1,095.24
PALMYRA BOARD OF PUBLIC WORKS                             56,694.34
PAPPAS STAINLESS & ALLOY, INC.                               601.25
PARTHENIA GORDON                                              13.13
PATRICIA SPEGAL                                              106.45
PAUL GANDER                                                   22.62
PAULO PRODUCTS CO.                                         1,922.58
Payroll (Includes Corp Disbursements)                  1,949,444.40
PDC LABORATORIES, IN                                          45.00
PERRY MACHINE AND DIE INC.                                52,862.59
PETE PARIS CHEVROLET, INC.                                   225.22
PHELPS ASSOCIATES, INC.                                      334.96
PIONEER INDUSTRIAL CORPORATION                             2,343.81
PRECISION INTERNATIONAL CORP.                                 16.70
PRECISION TOOL COMPANY                                     2,059.11
PRODUCTIVE TOOL PRODUCTS, INC.                             1,251.83
PROFORMA                                                     756.36
PROGRESSIVE COMPONENTS                                       284.93
Provident Life                                               123.96
PRUDENTIAL INSURANCE                                      12,926.13
PSYCHEMEDICS CORPORATION                                   6,758.00
PURCHASE PARTNERS                                          4,590.00
QST, INC.                                                  1,661.43
QTE MANUFACTURING SOLUTIONS                                1,378.53
QWEST COMMUNICATIONS                                         729.25
R.L. HOENER COMPANY                                           15.09
R.L. WEISHEIMER & ASSOC.                                     932.21
RADCO INDUSTRIES                                           4,937.00
RADLEY CORPORATION                                         2,625.00
REMACOR, INC.                                              5,187.00
RES MANUFACTURING COMPANY                                 15,123.20
REX-BUCKEYE CO., INC.                                        570.00
RICHARD GREENE CO.                                         1,281.23
RIMROCK                                                    5,626.32
ROBEY BUILDING SUPPLY, INC.                                   99.26

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
ROSLER METAL FINISHING                                       188.50
ROTO-FINISH CO                                             7,301.50
ROTOLITE OF ST.LOUIS INC                                     197.60
RTD OFFICE PRODUCTS                                        1,685.74
RUDOLPH BROS & CO                                          1,373.10
SAFETY-KLEEN SYSTEMS                                       4,270.31
SBC                                                        1,586.04
SCOTT SPECIAL TOOLS, INC.                                  4,802.13
SCOTT WILLIAMS (employee)                                    320.07
SEMCO, INC.                                                3,878.39
SHARP BROS. INC                                            1,207.50
SHERMAN                                                    3,255.00
SHERYL HAYS (employee)                                        65.00
SLOAN INDUSTRIES INC                                      10,208.00
SNELLING 10281                                               989.56
SOLUTIA INC                                                  658.47
SOUTHWEST PUMPS & FILTERS, INC                               923.22
SOUTHWESTERN BELL                                            118.07
SPAN de MEXICO                                               350.00
SPAN MANUFACTURING                                         2,910.00
SPARTAN LIGHT METAL                                       46,413.60
SRI Quality Regristrar                                     2,315.99
SPECTRA COMMUNICATIONS GROUP                                 344.87
SPECTRO ALLOYS CORP                                      250,695.15
SPECTRONICS                                                5,990.65
SPINCRAFT                                                  1,041.36
SPRINT                                                     5,659.69
SPRINTER MARKING INC.                                         44.26
ST. LOUIS BOILER SUPPLY                                      373.98
STAFFMARK                                                    781.00
STERLING COMMERCE-NETWORK                                    403.13
STERLING, INC.                                             6,089.74
STEVE CHOU                                                    13.50
SUNNEN PRODUCTS COMPANY                                    2,097.90
SUNSOURCE                                                    338.89
SYMMCO, INCORPORATED                                      19,878.10
T.F. EHRHART COMPANY                                       8,930.00
TAYLOR CONTROLS, INC.                                        129.28
TAYLOR IND SERVICES HPM DIV.                                 640.80
TDC FILTER MANUFACTURING, INC.                               443.60
TENNANT                                                      343.35
THE LAKE GAZETTE                                              50.00
THE LEE CO.                                                  743.00
THE ST. LOUIS DISTRIBUTION                                 2,470.50
TIC-MS, INC.                                                 392.00
TIEMANN INDUSTRIAL SUPPLY                                     85.73
TIFFIN FOUNDRY & MACHINE, INC.                             2,955.00
TIMKEN US CORPORATION                                     28,056.08
TOM CHRISTINE                                                114.05
TOM DEITZMAN (employee)                                       45.00
TOM WATSON (employee)                                        468.38
TOOLING ASSOCIATES                                         1,316.78

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
JUNE 2005

                VENDOR                             TOTAL DISBURSEMENTS
---------------------------------------            -------------------
TOYOTA TSUSHO AMERICA INC                                 55,988.06
TRANSMAN                                                 110,133.86
U.S. CELLULAR                                              1,189.04
U.S. DEPT. OF TRANSPORTATIO                                  300.00
U.S. MAGNESIUM, LLC                                    1,354,908.24
U.S. POSTAL SERVICE                                        1,500.00
UNISOURCE WORLDWIDE INC.                                  10,870.09
UNITED STATES PLASTIC CORP.                                  201.12
UNIVERSITY OF MO-COL                                       3,000.00
US FILTER/IONPURE, INC                                     3,460.00
VAC-U-MAX                                                      8.89
VIATRAN CORPORATION                                          479.23
VICTORY PACKAGING                                         10,158.32
VONTHUN POWERWASHING                                       5,100.00
WALMART                                                      300.00
WESBELL DEDICATED ASSEMBLY LTD                             3,048.75
WESTHOFF                                                     442.92
WIESE PLANNING & ENGINEERING                               9,179.33
WILLIAM A KIBBE & ASSOCIATES                                 360.00
WILLIAMS EQUIPMENT & ELECTRIC                                183.92
WINK'S LAWN SERVICE                                        3,120.00
WISE EL SANTO CO., INC.                                     1675.56
                                                     --------------

                                                     $ 6,787,402.72

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 6/30/05

MONROE - BANK RECONCILIATION

Bank Balance                                         $            -

Actual Outstanding AP Checks                              51,511.35
Payroll Checks Outstanding                               269,398.45
                                                     --------------
                                                         320,909.80

Unadjusted GL Balance                                    320,909.80
                                                     --------------

Difference                                           $            -
                                                     ==============

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE                CHECK           OUTSTANDING
 10/5/2004            337183          $     45.00
 11/5/2004            337674                35.76
 11/5/2004            337705                 5.00
11/11/2004            337789               158.49
11/16/2004            337916               341.24
11/17/2004            337930               454.88
12/29/2004            338726               821.25
 4/22/2005            400614                22.36
 5/20/2005            401121             3,267.00
 5/20/2005            401178                18.72
  6/3/2005            401450               434.61
  6/3/2005            401464                48.50
 6/10/2005            401698               118.07
 6/17/2005            401767                32.32
 6/17/2005            401795                33.38
 6/17/2005            401821             1,378.53
 6/24/2005            401867               314.66
 6/24/2005            401871                 7.13
 6/24/2005            401874               297.00
 6/24/2005            401875             8,450.00
 6/24/2005            401886               379.00
 6/24/2005            401888                64.41
 6/24/2005            401890                95.80
 6/24/2005            401895                21.77
 6/24/2005            401911             1,465.84
 6/24/2005            401917             3,000.00
 6/24/2005            401922                93.20
 6/24/2005            401926                78.37
 6/24/2005            401927             2,023.98
 6/24/2005            401933             2,927.29
 6/24/2005            401934                30.00
 6/24/2005            401936                40.75
 6/24/2005            401937                63.25
 6/24/2005            401942             9,500.00
 6/24/2005            401945             1,534.00
 6/24/2005            401948               290.44
 6/24/2005            401949               176.30
 6/24/2005            401950               791.56
 6/24/2005            401951                96.52
 6/24/2005            401952               353.65
 6/24/2005            401953               419.15
 6/24/2005            401972               118.99
 6/24/2005            401978                50.00
 6/24/2005            401983               595.87
 6/24/2005            401985             1,217.35
 6/24/2005            401988               479.23
 6/24/2005            401991               300.00
 6/24/2005            401992               617.50
 6/24/2005            401997               101.60
 6/24/2005            401998               194.23
 6/27/2005            401999               777.20
 6/27/2005            402000               419.15
 6/27/2005            402001               368.69
 6/27/2005            402002                87.83
 6/27/2005            402003                96.52
 6/28/2005            402004               544.00
 6/29/2005            402005               214.34
 6/29/2005            402006               284.93
 6/29/2005            402007             1,368.42
   6/30/05            402008             2,110.32
   6/30/05            402009             1,072.90
   6/30/05            402010               763.10

                                      $ 51,511.35

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    DIVERSIFIED DIEMAKERS, INC.        Capacity:        ___    Shareholder
         Case Number:  04-67612                              ___    Officer
                                                             ___    Director
                                                             ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly      or      Monthly

                                      _______             _______

CURRENT BENEFITS PAID:                Weekly      or      Monthly

               Health Insurance       _______             _______

               Life Insurance         _______             _______

               Retirement             _______             _______

               Company Vehicle        _______             _______

               Entertainment          _______             _______

               Travel                 _______             _______

               Other Benefits         _______             _______

               Total Benefits         _______             _______

CURRENT OTHER BENEFITS PAID:          Weekly      or      Monthly

               Rent Paid              _______             _______

               Loans                  _______             _______

               Other (Describe)       _______             _______

               Other (Describe)       _______             _______

               Other (Describe)       _______             _______

               Total Other Payments   _______             _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly      or      Monthly

                                      _______             $     0

Dated: JULY 20, 2005                  _________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                  POLICY PERIOD
--------------                   -------                  -------------
Property                         Lloyds                  11/1/04-11/1/05
Boiler/Machine                   Hartford                11/1/04-11/1/05
Cargo                            Fireman's Fund          11/1/04-11/1/05
Truck Cargo                      Fireman's Fund          11/1/04-11/1/05

Aviation                         USAIG                   11/1/04-11/1/05

Fiduciary                        St. Paul                11/1/04-11/1/05

Primary D&O                      St. Paul                11/1/04-11/1/05
Excess D&O                       Chubb                   11/1/04-11/1/05
Excess D&O                       Platte River            11/1/04-11/1/05

Crime                            AIG                     12/1/04-12/1/05

General Liability                ACE                     12/22/04-12/22/05
Umbrella                         National Union          12/22/04-12/22/05

Workers' Comp                    ACE                     12/22/04-6/22/05
Excess Workers' Comp             ACE                     12/22/04-12/22/05

Auto                             ACE                     12/22/04-12/22/05

Foreign (DIC)                    ACE                     12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )     CASE NO: 04-67600
                                    )     Chapter 11
                                    )     Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.           )
                       Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                    (Form 2)

     [X]    Balance Sheet                          (Form 3)

     [X]    Summary of Operations                  (Form 4)

     [X]    Monthly Cash Statement                 (Form 5)

     [X]    Statement of Compensation              (Form 6)

     [X]    Schedule of In-Force Insurance         (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                        YES  [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                        YES  [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                        YES  [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES  [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                        YES  [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JULY 20, 2005                /s/  Robert E. Belts
                                      ------------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer   (248) 952-2500
                                      -----------------------   --------------
                                      Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                   CASE #04-67600
                                                       GANTON
                                                    TECHNOLOGIES
                                        -------------------------------------
                                        Current Month      Total Since Filing
                                        -------------      ------------------
Net Sales                                   1,654                48,856

Cost of Goods Sold
Materials and Freight                         309                12,566
Wages - Hourly                                499                11,280
Wages-Salary                                  405                 4,497
Employee Benefits and Pension                 496                 9,438
 Repairs & Maintenance                        175                 1,177
Supplies                                      174                 2,493
Utilities                                     127                 2,999
Purchased Components/Services                 275                 5,932
Income(loss) from Pattern Sales                15                  (123)
 Fixed Asset - (gain/loss)                      -                     -
 MIS Expense                                   10                    81
 Travel & Entertainment                        18                   146
 Other Variable Costs                         315                 3,337
 Depreciation & Amortization                  220                 2,269
 Other Allocated Fixed Costs                    -                     -
 Other Fixed Costs                            107                 1,792
                                           ------               -------
Cost of Goods Sold                          3,145                57,884

Gross Profit                               (1,491)               (9,028)

Plant SG&A Expense                             21                   197
SG&A Expense - Allocation (Sched 1)           168                 1,476
 Other Operating Expenses                     387                10,599
                                           ------               -------
 Total Operating Expenses                     576                12,272

 Operating Profit                          (2,067)              (21,300)

 Outside Interest Income                        -                     -
 Outside Interest (Expense)                     -                     -
 Intercompany Interest Income                   -                     -
 Intercompany Interest (Expense)              (77)                 (872)
 Charges (From) Affiliates                      -                     -
 Charges To Affiliates                          -                     -
 Gain/(Loss) On Sales Of Assets               (40)                  (40)
 Outside Dividend Income                        -                     -
 Foreign Exchange Gain/(Loss)                   -                     -
Income/Loss From European Operations            -                     -
 Other Income/(Expense)                         -                     -
                                           ------               -------
 Total Non-Operating Expenses                (117)                 (912)

 Income Before Income Taxes                (2,184)              (22,212)

 Income Tax Expense                            13                   109
                                           ------               -------
 Net Income                                (2,197)              (22,321)
                                           ======               =======

Intermet Corp and Subsidiaries                                     Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                      June
                                                     ------
Officer Compensation                                 $  189
Salary Expense other Employees                          892
Employee Benefits and Pension                           107
Payroll Taxes                                            53
Other Taxes                                               0
Rent and Lease Expense                                  212
Interest Expense
Insurance                                                63
Automobile and Truck Expense                             11
Utilities(Gas Electric,Phone)                            43
Depreciation                                             86
Travel and Entertainment                                114
Repairs and Maintenance                                  98
Advertising/Promotion                                    10
Supplies, Office Expense                                 42

OTHER:
Contributions                                             0
Professional Fees - Audit/Tax                           350
Bank Fees                                                28
Public Reporting Fees                                    15
Employee Relocation/Training                             17
Data Processing                                          27
Dues and Subscriptions                                   15
Outside Services                                         92
Project Development Costs net of Billings               (32)
Director Fees                                            25
Miscellaneous                                             5
Legal Fees                                               10
Cost Allocation - Europe                                (78)
Cost Allocation - Out                                  (254)
                                                     ------
                                                     $2,143
                                                     ======

Allocation:
Wagner Castings                                         191
Northern Castings                                        51
Ironton Iron                                              0
Lynchburg Foundry                                       193
Columbus Foundry                                        313
Wagner Havana                                             0
Intermet U.S. Holdings                                  261
Cast-Matic Corp.                                         82
Diversified Diemakers                                   257
Ganton Technologies                                     168
Tool Products                                           137
Corporate                                               490
                                                     ------
Total                                                $2,143
                                                     ======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                   CASE #04-67600
                                                   --------------
                                                       Ganton
                                                    Technologies
 Cash And Equivalents                                 $      1
 Accounts Receivable                                     4,397
 Short-Term Intercompany Receivables                       856
 Inventories                                             4,504
 Other Current Assets                                      644
                                                      --------
    TOTAL CURRENT ASSETS                                10,402

 Land and Buildings                                     12,390
  Machinery & Equipment                                 35,744
  Construction In Progress                               1,359
                                                      --------
  Total Fixed Assets                                    49,493
  Accumulated Depreciation                             (32,369)
                                                      --------
     NET FIXED ASSETS                                   17,124

  Investment In Subsidiaries                                 -
 Investment In European Operations                           -
  Long-Term Intercompany Receivables                    10,246
  Deferred Taxes, Long-Term Asset                            -
  Other Assets                                              26
                                                      --------

     TOTAL ASSETS                                     $ 37,798
                                                      ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                     $  1,259
 Wages and Salaries  (See schedule)                         56
 Taxes Payable - (See schedule)                            366
                                                      --------
   TOTAL POST PETITION LIABILITIES                       1,681

 SECURED LIABILITIES:
 SECURED DEBT                                                -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                       -
  Accrued Tax - State                                        7
  Accrued Property Taxes                                     -
  Accrued Workers Comp.                                    877
  Accrued Payroll                                            -
 Accrued Payroll Taxes                                       -
                                                      --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                884

 UNSECURED LIABILITIES
 Accounts Payable                                        9,600
 Senior  & IDR Bonds                                         -
                                                      --------
 TOTAL UNSECURED LIABILITIES                             9,600

 OTHER LIABILITIES
 Accrued Liabilities                                     1,904
 Short-Term Intercompany Payables                          145

  Retirement Benefits                                    1,889
  Deferred Taxes - Long-Term Liability                       -
  Other Long-Term Liabilities                                -
  Long-Term Intercompany Payables                        8,595
  Minority Interest                                          -
                                                      --------
  TOTAL LIABILITIES                                     24,698

  Common Stock                                               -
  Capital In Excess Of Par Value                       160,000
 Retained Earnings - Prepetition                      (124,579)
 Retained Earnings - Post Petition                     (22,321)
 Equity In European Operations
  Accumulated Translation Adjustment                         -
  Minimum Pension Liability Adjustment                       -
  Unearned Restricted Stock                                  -
                                                      --------
 TOTAL SHAREHOLDER EQUITY                               13,100
                                                      --------
  TOTAL LIABILITIES AND EQUITY                        $ 37,798
                                                      ========

PERIOD ENDED: 06-30-05                        GANTON TECHNOLOGIES (PULASKI)              CASE #04-67600
                                                                                         --------------
                                     SCHEDULE OF POST-PETITION TAX LIABILITY
                                     ---------------------------------------
                                       Balance                                              Balance
                                       as of            Accrued /        Payments /          as of
                                      5/31/2005         Withheld          Deposits         6/30/2005
                                     ----------------------------------------------------------------
Income tax withheld: Federal         ($  2,245)        ($ 78,194)         $ 74,823         ($  5,616)
Income tax withheld: State                   0                 0                 0                 0
Income tax withheld: Local                   0                 0                 0                 0
FICA Withheld                           (1,883)          (26,810)           23,983            (4,711)
Employers FICA                          (1,883)          (26,810)           23,983            (4,711)
Unemployment Tax: Federal                 (197)             (493)              197              (493)
Unemployment Tax: State                 (1,600)           (4,003)            1,600            (4,003)
All Other Payroll W/H                        0                 0                 0                 0

State Taxes: Inc./Sales/Use/Excise     (12,000)           (6,000)                0           (18,000)
Property Taxes                         (36,331)           (7,800)                0           (44,131)

Workers Compensation                   (24,091)           24,091                 0                 0
                                     ---------------------------------------------------------------

Total                                ($ 80,231)        ($126,019)         $124,585         ($ 81,665)

Wages and Salaries                     (72,917)          (50,291)           72,917           (50,291)
                                     ---------------------------------------------------------------

Grand Total                          ($153,148)        ($176,309)         $197,502         ($131,956)
                                     ===============================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total            0-30 Days       30-60 Days       Over 60 Days
Accounts Payable                     $  697,773        $   691,897       ($     143)       $    6,019
Accounts Receivable                  $4,420,871        $ 3,455,484        $ 543,421        $  421,966

PERIOD ENDED: 06/30/05                         GANTON TECHNOLOGIES (RACINE)              CASE #04-67600
                                                                                         --------------
                                     SCHEDULE OF POST-PETITION TAX LIABILITY
                                     ---------------------------------------
                                       Balance                                              Balance
                                        as of           Accrued /        Payments /          as of
                                      5/31/2005         Withheld          Deposits         6/30/2005
                                     ----------------------------------------------------------------
Income tax withheld: Federal          $      0         ($ 71,624)         $ 71,624          $      0
Income tax withheld: State                   0           (32,734)           32,734                 0
Income tax withheld: Local                   0                 0                 0                 0
FICA Withheld                                0           (44,032)           44,032                 0
Employers FICA                               0                 0                 0                 0
Unemployment Tax: Federal                    0                 0                 0                 0
Unemployment Tax: State                      0                 0                 0                 0
All Other Payroll W/H                        0                 0                 0                 0

State Taxes: Inc./Sales/Use/Excise      (7,215)           (7,107)                0           (14,322)
Property Taxes                         (62,335)          (12,501)                0           (74,836)

Workers Compensation                   (33,292)         (203,226)           42,082          (194,436)
                                     ---------------------------------------------------------------

Total                                ($102,842)        ($371,224)         $190,472         ($283,594)

Wages and Salaries                     (46,223)           (5,772)           46,128            (5,868)
                                     ---------------------------------------------------------------

Grand Total                          ($149,065)        ($376,997)         $236,600         ($289,462)
                                     ===============================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)            Total           0-30 Days        30-60 Days       Over 60 Days
Accounts Payable                     $  561,330        $   538,450       $   22,880        $        0
Accounts Receivable                  $  666,436        $   342,172       $  305,167        $   19,096

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:

                                                   CASE # 04-67600
                                            GANTON TECHNOLOGIES (PULASKI)
                            -------------------------------------------------------------
      ACCOUNT TYPE           LOCKBOX      LOCKBOX 77165             AP             PR
        ACCOUNT #           5402699424      644113482           2770721799     2770721807
          BANK               Stan Fed       Bank One             Stan Fed       Stan Fed
BEGINNING BANK BALANCE             -               -                    -            -
RECEIPTS                     533,680           3,187                    -            -
TRANSFERS IN (CORPORATE)           -               -            1,012,169      531,739
DIP INFLOW                         -               -                    -            -
DISBURSEMENTS                      -               -           (1,012,169)    (531,739)
TRANSFERS OUT (CORPORATE)   (533,680)         (3,187)                   -            -
DIP REPAYMENT                      -               -                    -            -
                            ----------------------------------------------------------
ENDING BANK BALANCE                -               -                    -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE           1,244,578
CHECKS ISSUED                                                     970,992
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)            642,859
CORPORATE DEBIT MEMOS                                                 920
                                                              -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)  $ 2,859,349
                                                              ===========

OUTSTANDING CHECKS AS OF MAY 31                                   420,522
VOIDED CHECKS OUTSTANDING AS OF MAY 31                            (33,450)
CHECKS ISSUED DURING JUNE                                         970,992
CHECK CLEARED DURING JUNE                                      (1,012,169)
                                                              -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)      345,894
                                                              ===========

GANTON TECHNOLOGIES, INC. (PULASKI)                          CASE NO. 04-67600
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                              TOTAL DISBURSEMENTS
--------------------------                                  -------------------
AH ASSOCIATES                                                  $     1,000.00
AIR DRAULICS ENGINEE                                                37,565.15
AIRGAS SOUTH (BOC GA                                                 2,074.56
AL CAST COMPANY                                                     76,137.00
ALCOA INC.                                                             555.97
ALLEN WRIGHT                                                           145.00
ALLIED VAN LINES, IN                                                18,668.61
ALUMINUM RESOURCES I                                               249,223.14
AMERICAN CHEMICAL                                                    3,564.00
ANNE HEATHCOTE                                                       5,386.29
AUTOMATIC DATA PROCE                                                 3,846.16
AVAYA INC.                                                             295.78
B & C INSTRUMENTS                                                      300.00
BAILEY COMPANY                                                       2,580.88
BANK OF FRANKEW                                                        697.00
BEARING DISTRIBUTORS,INC.                                            1,729.11
BELLSOUTH                                                            1,060.06
BG & R COMPANY                                                      11,700.00
BI-LO / RED FOOD                                                       166.38
BIRMINGHAM TOLEDO                                                      291.90
BOSTON MUTUAL LIFE                                                   1,396.50
BRENDA JEAN DAUGHTRY                                                   200.92
BRINDLEY CONSTRUCTION                                              132,237.00
BROOKS AUTO                                                          1,253.51
BROWN & SHARPE                                                         156.66
BUHLER INC.                                                            167.63
C KENNETH STILL                                                        425.00
CARRIE  SMITH                                                        1,027.96
CASTOOL                                                             12,399.00
CENTRAL CHILD SUPPORT                                                4,915.19
CENTRAL TRANSPORT                                                      714.85
CENTRO                                                                 857.34
CHILES OIL INC.                                                        485.44
CHRIS DOUTHIT                                                        5,661.75
CHURCH AUTO PARTS CO                                                   253.00
CINDY WATSON                                                           139.01
CINTAS CORPORATION                                                   4,669.96
DELL MARKING SYSTEMS                                                   687.00
DIECO CORPORATION                                                      345.00
DIE-TECH WIRE TOOL I                                                43,030.00
DIVERSIFIED PRINTING                                                   502.68
DIXIE COMPRESSOR & P                                                 6,198.60
EDM SYSTEMS                                                          1,700.00
EDWARDS XPRESS INC.                                                 11,102.25
ELLIOTT HY-TEST                                                        163.82
EMPIRE CNC SERVICES                                                  8,708.58
EXPEDITE SERVICES                                                      613.80
FIRST NATIONAL                                                       8,690.53
GENERAL SESSIONS CLERK                                                 451.65
GENERAL SUPPLY CORP.                                                29,673.80
GIBSON BROTHERS AUTO PARTS                                             108.41
GLOBAL EXCHANGE SERV                                                   108.57
GRAINGER                                                               888.94
GRIFFCO QUALITY SOLUTIONS                                            1,105.80
HARCROS CHEMICALS, I                                                   644.40
HENRY E. HILDEBRAND, III                                             2,518.00
HILDRETH MANUFACTURI                                                 4,811.60
HOLLEY'S PRINTING                                                      332.32

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                                        TOTAL DISBURSEMENTS
-------------------------------------                       -------------------
IMCO RECYCLING                                                     281,779.04
INFORMATION HANDLING                                                   763.77
INTERMET                                                               383.11
J & K INDUSTRIAL SUP                                                 2,948.87
J & L INDUSTRIAL SUPPLY                                                995.47
J&J/INGAS PROPANE                                                    2,866.43
JACK WARREN                                                            114.41
JAMIE PATTERSON                                                      1,000.00
JEFFERSON PILOT FINA                                                   532.64
JEFFERSON SMURFIT CO                                                 1,582.00
JM FOREST PRODUCTS,                                                  2,880.00
JOE TOWNSEND                                                           750.00
JOHN C. ERNST CO INC                                                   507.47
JOHN NELSON                                                          1,000.00
JOHN-MICHAELS ENTERP                                                23,131.05
J'S SUPPLY                                                             450.00
KELSEY ELECTRIC                                                        559.62
KEYENCE CORP. OF AMERICA                                             2,054.35
KOLLSTEDT ELECTRIC, LLC                                             31,667.71
LAKESIDE MANUFACTURI                                                43,258.11
LEWIS ELECTRIC                                                       1,115.75
LEWIS SUPPLY COMPANY INC                                             1,427.60
LEWISBURG RUBBER AND                                                 3,204.18
LIN ROE                                                              1,250.00
MAGID GLOVE/EQUITY I                                                   216.76
MAGNA-TECH SE.                                                       2,011.02
MARTIN SUPPLY CO., INC.                                              1,219.26
MCMASTER-CARR SUPPLY                                                 1,481.37
MERWIN STOLTZ                                                        5,894.92
METOKOTE                                                             1,397.25
METOKOTE CORPORATION                                                10,346.17
MG ELECTRIC                                                            494.38
MICHAEL GAINES                                                       1,361.22
MICHIGAN MILL & ABRA                                                   543.74
MIGUEL MEDINA                                                        9,668.01
MIKE COLLINS                                                           108.00
MIRSA                                                               19,526.00
MOTION INDUSTRIES                                                      944.72
NASHVILLE METAL PREP                                                   652.20
NORANDA                                                             98,505.69
NSK CORPORATION                                                      2,255.00
NTC AMERICA CORP                                                       683.04
OHIO SCREW PRODUCTS                                                 18,777.75
PACKAGING FULFILLMEN                                                22,240.42
PAYROLL (INCLUDES CORP DISBURSEMENTS)                              642,859.48
PEREZ SERVICES INC.                                                  4,479.57
PERFECTION SPRING                                                    1,144.00
PIONEER METAL FINISH                                                 2,950.12
POSTMASTER                                                             111.00
PRECISION MACHINERY                                                 18,227.32
PRINCE MACHINE CORP                                                  1,408.70
PRO MOLD & DIE                                                      10,200.00
PROCLEAN SUPPLIES &                                                    981.54
PROGRESSIVE COMPONENTS                                               1,749.40
PTI QUALITY CONTAINMENT                                             22,872.85
PULASKI ELECTRIC, WA                                               106,100.74
PULASKI LUMBER COMPA                                                    56.56
PUTNAM INVESTMENTS                                                  12,849.85
QUAD STEEL CORPORATION                                              11,860.00
RANDSTAD                                                            47,439.86

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                              TOTAL DISBURSEMENTS
--------------------------                                  -------------------
RICHLAND, LLC                                                        4,755.93
RIMROCK                                                              1,618.50
RIVERSBURG WELDING C                                                 1,067.94
ROSEMONT INDUSTRIES                                                  2,769.30
SAFETY-KLEEN SYSTEMS                                                   648.79
SEI ENVIROMENTAL INC                                                   735.00
SELECT FOODS INC.                                                      114.98
SPARTAN WOOD PRODUCT                                                   585.00
SPECTRO ALLOYS CORP                                                528,211.94
SPRINT                                                                 363.02
ST. JOE TOOL COMPANY                                                 4,375.00
STEPHANIE WALTER                                                       800.22
STEVE ROMICK                                                           770.27
STUART C. IRBY COMPA                                                 2,879.92
SWIFT INDUSTRIAL POW                                                 4,700.46
TAMMY KAY BOWEN                                                        471.86
TECHNICRAFT, INC.                                                    1,105.00
TENN.VALLEY RECYCLING LLC                                            2,118.15
TRANSMAN                                                            86,826.00
USON LP                                                                293.75
VEKTEK, INC.                                                        11,411.86
WATSON'S OFFICE SUPP                                                 3,211.86
WI SCTF                                                              1,841.65
WILLIAM H. DAY                                                       1,500.00
                                                               --------------

                                                               $ 2,859,349.35

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 6/30/05

PULASKI - BANK RECONCILIATION

Bank Balance                       $        -

Actual Outstanding Checks          345,894.40
Total PR Outstanding Checks         98,882.80
                                   ----------
Total Outstanding Checks           444,777.20

Unadjusted GL Balance              444,777.20
                                   ----------
Difference                         $        -
                                   ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUSTANDING CHECKS
CASE NO. 04-67600

   DATE       CHECK    OUTSTANDING
11/11/2004    12952    $    770.00
 5/12/2005    14533       3,635.75
 5/13/2005    14586          97.50
 5/18/2005    14624          64.62
 5/26/2005    14678         410.31
  6/9/2005    14833         114.41
  6/9/2005    14846         995.47
 6/10/2005    14857         442.16
 6/10/2005    14862       1,022.80
 6/22/2005    14895         694.96
 6/22/2005    14896       2,103.59
 6/22/2005    14897         255.00
 6/22/2005    14898       6,450.00
 6/22/2005    14899       1,396.50
 6/22/2005    14900          98.84
 6/22/2005    14901       1,387.40
 6/22/2005    14904         100.46
 6/22/2005    14905           9.28
 6/22/2005    14906       9,670.00
 6/22/2005    14907       2,304.65
 6/22/2005    14910          90.33
 6/22/2005    14912       2,173.18
 6/22/2005    14914       3,735.25
 6/22/2005    14916         532.64
 6/22/2005    14917         463.44
 6/22/2005    14919         954.87
 6/22/2005    14921         613.80
 6/22/2005    14922       2,255.00
 6/22/2005    14923         200.00
 6/22/2005    14924          75.14
 6/22/2005    14927         735.00
 6/22/2005    14928         340.00
 6/22/2005    14933         490.00
 6/29/2005    14935      18,655.50
 6/29/2005    14936         435.80
 6/29/2005    14937         121.00
 6/29/2005    14938         121.59
 6/29/2005    14939       1,006.07
 6/29/2005    14940       3,642.75
 6/29/2005    14941         100.46
 6/29/2005    14942       2,118.15
 6/29/2005    14943       6,198.60
 6/29/2005    14944       1,761.47
 6/29/2005    14945         358.12
 6/29/2005    14946       1,101.83
 6/29/2005    14947         644.40
 6/29/2005    14948       1,200.00
 6/29/2005    14949      21,156.53
 6/29/2005    14950          90.33
 6/29/2005    14951      11,893.91
 6/29/2005    14952       4,047.28
 6/29/2005    14953       1,743.78
 6/29/2005    14954         221.42
 6/29/2005    14955       6,823.25
 6/29/2005    14956         363.02
 6/29/2005    14957         137.50
 6/29/2005    14958         856.74
 6/29/2005    14959       1,841.65
 6/29/2005    14960       1,625.31
 6/29/2005    14961         944.72
 6/29/2005    14962       6,259.25
 6/29/2005    14963         400.00
 6/29/2005    14964          56.56
 6/29/2005    14965         960.00
 6/29/2005    14966           8.43
 6/29/2005    14967       4,155.20
 6/29/2005    14968         161.45
 6/29/2005    14969         558.00
 6/30/2005    14971         502.68
 6/30/2005    14972       1,414.41
 6/30/2005    14973         985.14
 6/30/2005    14974       7,377.90
 6/30/2005    14975       3,564.00
 6/30/2005    14976         192.83
 6/30/2005    14977       1,253.51
 6/30/2005    14978         167.63
 6/30/2005    14979         108.00
 6/30/2005    14980       4,000.00
 6/30/2005    14981       8,708.58
 6/30/2005    14982         811.11
 6/30/2005    14983         888.94
 6/30/2005    14984       1,336.80
 6/30/2005    14985         181.87
 6/30/2005    14986       1,680.00
 6/30/2005    14987         507.47
 6/30/2005    14988      19,568.51
 6/30/2005    14989       2,914.79
 6/30/2005    14990         261.66
 6/30/2005    14991         563.16
 6/30/2005    14992       5,673.50
 6/30/2005    14993       1,397.25
 6/30/2005    14994       6,678.25
 6/30/2005    14995         494.38
 6/30/2005    14996         517.04
 6/30/2005    14997      23,131.05
 6/30/2005    14998       1,186.25
 6/30/2005    14999         138.81
 6/30/2005    15000          36.08
 6/30/2005    15001       2,679.17
 6/30/2005    15002         526.20
 6/30/2005    15003       7,100.36
 6/30/2005    15004       2,580.00
 6/30/2005    15005       1,956.52
 6/30/2005    15006       5,280.44
 6/30/2005    15007       1,749.40
 6/30/2005    15008      73,780.33
 6/30/2005    15009       4,747.50
 6/30/2005    15010       1,175.00
 6/30/2005    15011         216.76
 6/30/2005    15012       1,408.70

                       $345,894.40

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                             MONTHLY CASH STATEMENT

                                                                                         CASE # 04-67600
                                                                                   GANTON TECHNOLOGIES (RACINE)
                                                                -----------------------------------------------------------------
      ACCOUNT TYPE                                               LOCKBOX         AP       PR (HOURLY)   PR (SALARY)   HEALTH CARE
       ACCOUNT #                                                5402699432   2770721815    2770721823   2770721831    2770721849
          BANK                                                   STAN FED     STAN FED      STAN FED     STAN FED      STAN FED
BEGINNING BANK BALANCE                                                  -            -            -             -            -
RECEIPTS                                                          903,561            -            -             -          333
TRANSFERS IN (CORPORATE)                                                -      323,824      343,742       241,687        4,353
DIP INFLOW                                                              -            -            -             -            -
DISBURSEMENTS                                                           -     (323,824)    (343,742)     (241,687)      (4,398)
TRANSFERS OUT (CORPORATE)                                        (903,561)           -            -             -         (288)
DIP REPAYMENT                                                           -            -            -             -            -
                                                                ---------     --------     --------      --------   ----------
ENDING BANK BALANCE                                                     -            -            -             -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                                                   12,412
CHECKS ISSUED                                                                                                          370,350
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                                                 619,441
CORPORATE DEBIT MEMOS                                                                                                   42,169
                                                                                                                    ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                                        $1,044,371
                                                                                                                    ==========

OUTSTANDING CHECKS AS OF MAY 31                                                                                        135,028
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                                                                       -
CHECKS ISSUED DURING JUNE                                                                                              370,350
CHECK CLEARED DURING JUNE                                                                                             (323,824)
                                                                                                                    ----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                                                           181,554
                                                                                                                    ==========

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
JUNE 2005

         VENDOR                               TOTAL DISBURSEMENTS
-------------------------                     -------------------
ACCOUNTEMPS                                     $     7,403.20
ACE INSURANCE                                        42,081.64
ADT SECURITY SYSTEMS                                    969.72
ADVANCED WASTE SERVI                                  1,870.00
ALLAN COTTINGIM                                         319.00
AMERICAN INDUSTRIAL                                   1,393.86
APEX KEY & LOCK                                       1,316.96
APPLIED INDUSTRIAL T                                      7.56
AT&T                                                     87.54
AUTOMATIC DATA PROCE                                  3,765.12
BATTERIES PLUS                                           10.46
CHARMILLES TECHNOLOG                                  1,008.03
CON-WAY NOW                                             366.45
CO-OPERATIVE CREDIT UNION                             9,383.00
CURT PAPE                                               604.00
DIRECT DENTAL SERVICE                                 2,702.02
DIVERSIFIED PRINTING                                    167.00
EASTERDAY OFFICE                                        151.87
ELCO SINTERED A                                         295.47
ELCO TEXTRON INC                                         10.28
EXECUTIVE CONSULTING INC.                             2,651.20
EYE CARE OF WISCONSIN INC                                49.84
FIRESTONE TIRE & SERVICE                                 90.00
G.E. CAPITAL CORPORA                                105,450.00
GLOBAL EXCHANGE SERV                                     49.38
GORDON FLESCH CO., I                                  2,875.21
GRAINGER                                              1,143.44
GREIF BROS CORP                                         505.00
GROUP ADMINISTRATORS LTD                                 25.00
HIGH RELIABILITY SYS                                    273.26
IMPREX, INC.                                         12,397.59
JEFFERSON PILOT FINANCIAL                               557.15
JOHN P FREDERIC                                       7,450.00
KAUFMANN-WORTHEN                                      3,825.00
KAZTEX ENERGY MANAGE                                  8,119.77
KRISTIANSEN ENTERPRI                                    800.00
LIN ROE SERVICES INC                                  1,250.00
M & I TRUST                                           3,308.97
MAGNA-TECH/TECHNA SE                                  3,345.68
MARSHALL & ILSLEY TRUST                               1,328.56
MARY JANE HANSEN                                         18.72
MIKE STEFANI                                          2,303.21
NASSCO INC.                                               6.19
OFSI                                                    229.79
PACKERLAND RENT-A-MA                                    262.91
PARKER HANNIFIN                                       4,098.60
PAYROLL (INCLUDES CORP DISBURSEMENTS)               619,440.96
PENSKE TRUCK LEASING                                  5,465.88
PRAXAIR DISTRIBUTION                                    330.53
PUTNAM INVESTMENTS-                                   3,936.14
QSR GROUP INC.                                          156.00
RACINE WATER AND                                        142.65
ROCKFORD WELDING SUP                                     68.65
SAFETY KLEEN SYSTEMS                                    221.92
SBC                                                     186.35
STATE MACHINE TOOL C                                 39,498.55
STEVE MUTCHIE                                            45.64
TECH DISPOSAL INC.                                    1,759.75

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
JUNE 2005

         VENDOR                               TOTAL DISBURSEMENTS
-------------------------                     -------------------
TERRI JARSTAD                                            36.69
TOTAL COMFORT OF WIS                                    474.00
TRANS-MAN LOGISTICS                                   8,312.94
TWIN CITY OPTICAL                                        19.95
U.S. CELLULAR                                         1,948.92
UAW LOCAL 627                                         1,247.18
ULINE                                                   415.46
UNITED LEASING ASSOC                                    328.14
UNITED PARCEL SERVIC                                     64.00
UNITED SCALE & ENG.                                     676.85
VILLAGE OF STURTEVANT                                71,080.00
VISION CLINIC                                             8.00
WASTE MANAGEMENT                                        923.24
WE ENERGIES                                          26,066.17
WI SCTF                                                 657.00
WISCONSIN DEPARTMENT OF                               1,289.53
WISCONSIN LIFT TRUCK                                 15,568.53
WOLTER INVESTMENT CO                                  5,579.32
WOODLAND HILLS                                        2,094.64
                                                --------------

                                                $ 1,044,371.23

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 6/30/05

RACINE - BANK RECONCILIATION

Bank Balance                                  $         -

Actual Outstanding Checks                      181,554.26

Unadjusted GL Balance                          181,554.26
                                              -----------

Difference                                    $         -
                                              ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

  DATE       CHECK     OUTSTANDING
 1/4/2005    41299    $     491.00
1/17/2005    41439          774.00
 2/8/2005    41740        1,581.73
5/24/2005    42853          370.00
6/24/2005    43007           36.24
6/27/2005    43016        3,825.00
6/27/2005    43017          229.79
6/27/2005    43018       71,080.00
6/29/2005    43020            7.56
6/29/2005    43021          674.01
6/29/2005    43022          615.00
6/29/2005    43023       63,925.00
6/29/2005    43024           25.00
6/29/2005    43025          273.26
6/29/2005    43026        3,936.14
6/29/2005    43027          140.34
6/29/2005    43028        5,465.88
6/29/2005    43029       11,745.00
6/29/2005    43030          328.14
6/29/2005    43031        9,553.41
6/29/2005    43032        5,579.32
6/29/2005    43033           45.64
6/29/2005    43034          319.00
6/29/2005    43035          533.80

                      $ 181,554.26

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    GANTON TECHNOLOGIES, INC.    Capacity:    ___   Shareholder
         Case Number:  04-67600                    ___   Officer
                                                   ___   Director
                                                   ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:        Weekly     or    Monthly

                                  _______          _______

CURRENT BENEFITS PAID:            Weekly     or    Monthly

      Health Insurance            _______          _______

      Life Insurance              _______          _______

      Retirement                  _______          _______

      Company Vehicle             _______          _______

      Entertainment               _______          _______

      Travel                      _______          _______

      Other Benefits              _______          _______

      Total Benefits              _______          _______

CURRENT OTHER BENEFITS PAID:      Weekly     or    Monthly

      Rent Paid                   _______          _______

      Loans                       _______          _______

      Other (Describe)            _______          _______

      Other (Describe)            _______          _______

      Other (Describe)            _______          _______


      Total Other Payments        _______          _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly     or    Monthly

                                  _______          $0

Dated:  JULY 20, 2005             ________________________________________
                                  PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE            CARRIER             POLICY PERIOD
--------------------      --------------      -----------------
Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05

  Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )        CASE NO: 04-67601
                                      )        Chapter 11
                                      )        Judge: Marci B. McIvor
INTERMET HOLDING COMPANY              )
                      Debtor          )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                         (Form 2)

     [X]    Balance Sheet                               (Form 3)

     [X]    Summary of Operations                       (Form 4)

     [X]    Monthly Cash Statement                      (Form 5)

     [X]    Statement of Compensation                   (Form 6)

     [X]    Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                YES [X]  NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES [X]  NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                YES  [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                   /s/ Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   ---------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                              CASE # 04-67601
                                                 INTERMET
                                                HOLDING CO.
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                                         -                    -

Cost of Goods Sold
Materials and Freight                             -                    -
Wages - Hourly                                    -                    -
Wages-Salary                                      -                    -
Employee Benefits and Pension                     -                    -
 Repairs & Maintenance                            -                    -
Supplies                                          -                    -
Utilities                                         -                    -
Purchased Components/Services                     -                    -
Income(loss) from Pattern Sales                   -                    -
 Fixed Asset - (gain/loss)                        -                    -
 MIS Expense                                      -                    -
 Travel & Entertainment                           -                    -
 Other Variable Costs                             -                    -
 Depreciation & Amortization                      -                    -
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                                -                    -
                                      -------------   ------------------
Cost of Goods Sold                                -                    -

Gross Profit                                      -                    -

Plant SG&A Expense                                -                    -
SG&A Expense - Allocation (Sched 1)               -                    -
 Other Operating Expenses                         -                    -
                                      -------------   ------------------
 Total Operating Expenses                         -                    -

 Operating Profit                                 -                    -

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)                  -                    -
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations              -                    -
 Other Income/(Expense)                           -                    -
                                      -------------   ------------------
 Total Non-Operating Expenses                     -                    -

 Income Before Income Taxes                       -                    -

 Income Tax Expense                               -                    -
                                                                       -
                                      -------------   ------------------
 Net Income                                       -                    -
                                      =============   ==================

---------------
*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For May, $372,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month   Total Since Filing
   ($372)           ($3,497)

Intermet Corp and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                     June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                   June
                                                 ---------
Officer Compensation                             $     189
Salary Expense other Employees                         892
Employee Benefits and Pension                          107
Payroll Taxes                                           53
Other Taxes                                              0
Rent and Lease Expense                                 212
Interest Expense
Insurance                                               63
Automobile and Truck Expense                            11
Utilities(Gas Electric,Phone)                           43
Depreciation                                            86
Travel and Entertainment                               114
Repairs and Maintenance                                 98
Advertising/Promotion                                   10
Supplies, Office Expense                                42

OTHER:
Contributions                                            0
Professional Fees - Audit/Tax                          350
Bank Fees                                               28
Public Reporting Fees                                   15
Employee Relocation/Training                            17
Data Processing                                         27
Dues and Subscriptions                                  15
Outside Services                                        92
Project Development Costs net of Billings              (32)
Director Fees                                           25
Miscellaneous                                            5
Legal Fees                                              10
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (254)
                                                 ---------
                                                 $   2,143
                                                 =========

Allocation:
Wagner Castings                                        191
Northern Castings                                       51
Ironton Iron                                             0
Lynchburg Foundry                                      193
Columbus Foundry                                       313
Wagner Havana                                            0
Intermet U.S. Holdings                                 261
Cast-Matic Corp.                                        82
Diversified Diemakers                                  257
Ganton Technologies                                    168
Tool Products                                          137
Corporate                                              490
                                                 ---------
Total                                            $   2,143
                                                 =========

Intermet Corp. and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                            CASE # 04-67601
                                            --------------
                                               INTERMET
                                              HOLDING CO.
                                            ---------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                      -
                                            ---------------
   TOTAL CURRENT ASSETS                                   -

Land and Buildings                                        -
 Machinery & Equipment                                    -
 Construction In Progress                                 -
                                            ---------------
 Total Fixed Assets                                       -
 Accumulated Depreciation                                 -
                                            ---------------
   NET FIXED ASSETS                                       -

 Investment In Subsidiaries                          90,292
Investment In European Operations                         -
 Long-Term Intercompany Receivables                   8,246
 Deferred Taxes, Long-Term Asset
 Other Assets                                             -
                                            ---------------
   TOTAL ASSETS                             $        98,538
                                            ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                           $             -
 Wages and Salaries (See schedule)                        -
 Taxes Payable - (See schedule)                           -
                                            ---------------
   TOTAL POST PETITION LIABILITIES                        -

 SECURED LIABILITIES:
 SECURED DEBT                                             -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                    -
  Accrued Tax - State                                     -
  Accrued Property Taxes                                  -
  Accrued Workers Comp                                    -
  Accrued Payroll                                         -
 Accrued Payroll Taxes                                    -
                                            ---------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES               -

 UNSECURED LIABILITIES
 Accounts Payable                                         -
 Senior  & IDR Bonds                                      -
                                            ---------------
 TOTAL UNSECURED LIABILITIES                              -

 OTHER LIABILITIES
 Accrued Liabilities                                      -
 Short-Term Intercompany Payables                         -

 Retirement Benefits                                      -
 Deferred Taxes - Long-Term Liability                     -
 Other Long-Term Liabilities                              -
 Long-Term Intercompany Payables                    139,193
 Minority Interest                                        -
                                            ---------------
 TOTAL LIABILITIES                                  139,193

  Common Stock                                            1
  Capital In Excess Of Par Value                          1
 Retained Earnings - Prepetition                    (18,705)
 Retained Earnings - Post Petition                   (3,497)
 Equity In European Operations
  Accumulated Translation Adjustment                (18,455)
  Minimum Pension Liability Adjustment                    -
  Unearned Restricted Stock                               -
                                            ---------------
 TOTAL SHAREHOLDER EQUITY                           (40,655)
                                            ---------------
  TOTAL LIABILITIES AND EQUITY              $        98,538
                                            ===============

Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries.

PERIOD ENDED: 06-30-05          INTERMET HOLDING COMPANY          CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                Balance
                                            as of       Accrued /   Payments /     as of
                                          5/31/2005     Withheld     Deposits    6/30/2005
                                          ----------   ----------   ----------   ----------
Income tax withheld: Federal              $        0   $        0   $        0   $        0
Income tax withheld: State                $        0   $        0   $        0   $        0
Income tax withheld: Local                $        0   $        0   $        0   $        0
FICA Withheld                             $        0   $        0   $        0   $        0
Employers FICA                            $        0   $        0   $        0   $        0
Unemployment Tax: Federal                 $        0   $        0   $        0   $        0
Unemployment Tax: State                   $        0   $        0   $        0   $        0
All Other Payroll W/H                     $        0   $        0   $        0   $        0
                                          $        0   $        0   $        0   $        0
State Taxes: Inc./Sales/Use/Excise        $        0   $        0   $        0   $        0
Property Taxes                            $        0   $        0   $        0   $        0
                                          $        0
Workers Compensation                               0            0            0            0
                                          ----------   ----------   ----------   ----------

Total                                     $        0   $        0   $        0   $        0

Wages and Salaries                                 0            0            0            0
                                          ----------   ----------   ----------   ----------

Grand Total                               $        0   $        0   $        0   $        0
                                          ==========   ==========   ==========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                          $       0    $        0   $          0
Accounts Receivable                       $       0    $        0   $          0

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                        INTERMET HOLDING COMPANY
                                                           Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General    Payroll     Tax     Cash Coll.   Petty Cash
                                    Acct.      Acct.     Acct.      Acct.        Acct.
A. Beginning Balance               _______    _______    _____    __________   __________

B. Receipts                        _______    _______    _____    __________   __________
   (Attach separate schedule)

C. Balance Available               _______    _______    _____    __________   __________
   (A+B)

D. Less Disbursements              _______    _______    _____    __________   __________
   (Attach separate schedule)

E. Ending Balance                                      N/A - COMPANY HAS NO BANK ACCOUNTS
       (C-D)

  (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Payroll Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Tax Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
_______________________________________________________________________________

_______________________________________________________________________________

Date: JULY 20, 2005                              ______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY   Capacity:   ___      Shareholder
      Case Number: 04-67601                  ___      Officer
                                             ___      Director
                                             ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                 Weekly     or    Monthly

                                           _______          _______

CURRENT BENEFITS PAID:                     Weekly     or    Monthly

                  Health Insurance         _______          _______

                  Life Insurance           _______          _______

                  Retirement               _______          _______

                  Company Vehicle          _______          _______

                  Entertainment            _______          _______

                  Travel                   _______          _______

                  Other Benefits           _______          _______

                  Total Benefits           _______          _______

CURRENT OTHER BENEFITS PAID:               Weekly     or    Monthly

                  Rent Paid                _______          _______

                  Loans                    _______          _______

                  Other (Describe)         _______          _______

                  Other (Describe)         _______          _______

                  Other (Describe)         _______          _______

                  Total Other Payments     _______          _______

CURRENT TOTAL OF ALL PAYMENTS:             Weekly     or    Monthly
                                           _______          $     0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                           Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE             CARRIER            POLICY PERIOD
--------------------      --------------      -----------------
Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67604
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                     (Form 2)

     [X]    Balance Sheet                           (Form 3)

     [X]    Summary of Operations                   (Form 4)

     [X]    Monthly Cash Statement                  (Form 5)

     [X]    Statement of Compensation               (Form 6)

     [X]    Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                           YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                           YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                           YES [X]  NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X]  NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                           YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                    /s/  Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                               CASE # 04-67604
                                                   INTERMET
                                                   ILLINOIS
                                      ----------------------------------
                                      Current Month   Total Since Filing
                                      -------------   ------------------
Net Sales                                         -                    -

Cost of Goods Sold
Materials and Freight                             -                    -
Wages - Hourly                                    -                    -
Wages-Salary                                      -                    -
Employee Benefits and Pension                     -                    -
 Repairs & Maintenance                            -                    -
Supplies                                          -                    -
Utilities                                         -                    -
Purchased Components/Services                     -                    -
Income(loss) from Pattern Sales                   -                    -
 Fixed Asset - (gain/loss)                        -                    -
 MIS Expense                                      -                    -
 Travel & Entertainment                           -                    -
 Other Variable Costs                             -                    -
 Depreciation & Amortization                      -                    -
 Other Allocated Fixed Costs                      -                    -
 Other Fixed Costs                                -                    -
                                      -------------   ------------------
Cost of Goods Sold                                -                    -

Gross Profit                                      -                    -

Plant SG&A Expense                                -                    -
SG&A Expense - Allocation (Sched 1)               -                    -
 Other Operating Expenses                         -                    -
                                      -------------   ------------------
 Total Operating Expenses                         -                    -

 Operating Profit                                 -                    -

 Outside Interest Income                          -                    -
 Outside Interest (Expense)                       -                    -
 Intercompany Interest Income                     -                    -
 Intercompany Interest (Expense)                  -                    -
 Charges (From) Affiliates                        -                    -
 Charges To Affiliates                            -                    -
Income/Loss From European Operations              -                    -
 Other Income/(Expense)                           -                    -
                                      -------------   ------------------
 Total Non-Operating Expenses                     -                    -

 Income Before Income Taxes                       -                    -

 Income Tax Expense                               -                    -
                                                                       -
                                      -------------   ------------------
 Net Income                                       -                    -
                                      =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                   June
                                                 ---------
Officer Compensation                             $     189
Salary Expense other Employees                         892
Employee Benefits and Pension                          107
Payroll Taxes                                           53
Other Taxes                                              0
Rent and Lease Expense                                 212
Interest Expense
Insurance                                               63
Automobile and Truck Expense                            11
Utilities(Gas Electric,Phone)                           43
Depreciation                                            86
Travel and Entertainment                               114
Repairs and Maintenance                                 98
Advertising/Promotion                                   10
Supplies, Office Expense                                42

OTHER:
Contributions                                            0
Professional Fees - Audit/Tax                          350
Bank Fees                                               28
Public Reporting Fees                                   15
Employee Relocation/Training                            17
Data Processing                                         27
Dues and Subscriptions                                  15
Outside Services                                        92
Project Development Costs net of Billings              (32)
Director Fees                                           25
Miscellaneous                                            5
Legal Fees                                              10
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (254)
                                                 ---------
                                                 $   2,143
                                                 =========

Allocation:
Wagner Castings                                        191
Northern Castings                                       51
Ironton Iron                                             0
Lynchburg Foundry                                      193
Columbus Foundry                                       313
Wagner Havana                                            0
Intermet U.S. Holdings                                 261
Cast-Matic Corp.                                        82
Diversified Diemakers                                  257
Ganton Technologies                                    168
Tool Products                                          137
Corporate                                              490
                                                 ---------
Total                                            $   2,143
                                                 =========

Intermet Corp. and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                             CASE # 04-67604
                                             ----------------
                                                 INTERMET
                                                 ILLINOIS
                                             ----------------
Cash And Equivalents
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                        -
                                             ----------------
   TOTAL CURRENT ASSETS                                     -

Land and Buildings                                          -
 Machinery & Equipment                                    163
 Construction In Progress                                (163)
                                             ----------------
 Total Fixed Assets                                         -
 Accumulated Depreciation                                   -
                                             ----------------
    NET FIXED ASSETS                                        -

 Investment In Subsidiaries                                 -
Investment In European Operations                           -
 Long-Term Intercompany Receivables                         -
 Deferred Taxes, Long-Term Asset
 Other Assets                                               -
                                             ----------------

    TOTAL ASSETS                             $              -
                                             ================

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable
 Wages and Salaries  (See schedule)
 Taxes Payable - (See schedule)
                                             ----------------
   TOTAL POST PETITION LIABILITIES                          -

 SECURED LIABILITIES:
 SECURED DEBT                                               -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp.                                     -
  Accrued Payroll                                           -
 Accrued Payroll Taxes                                      -
                                             ----------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                 -

 UNSECURED LIABILITIES
 Accounts Payable                                           -
 Senior  & IDR Bonds                                        -
                                             ----------------
 TOTAL UNSECURED LIABILITIES                                -

 OTHER LIABILITIES
 Accrued Liabilities                                        -
 Short-Term Intercompany Payables                           -

  Retirement Benefits
  Deferred Taxes - Long-Term Liability
  Other Long-Term Liabilities
  Long-Term Intercompany Payables                         100
  Minority Interest
                                             ----------------
  TOTAL LIABILITIES                                       100

  Common Stock                                              -
  Capital In Excess Of Par Value                            -
 Retained Earnings - Prepetition                         (100)
 Retained Earnings - Post Petition                          0
 Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment
  Unearned Restricted Stock
                                             ----------------
 TOTAL SHAREHOLDER EQUITY                                (100)
                                             ----------------
  TOTAL LIABILITIES AND EQUITY               $              -
                                             ================

PERIOD ENDED: 06-30-05              INTERMET ILLINOIS             CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                         Balance
                                          as of         Accrued /      Payments /         as of
                                        5/31/2005        Withheld       Deposits        6/30/2005
                                       -----------     -----------     -----------     -----------
Income tax withheld: Federal           $         0     $         0     $         0     $         0
Income tax withheld: State             $         0     $         0     $         0     $         0
Income tax withheld: Local             $         0     $         0     $         0     $         0
FICA Withheld                          $         0     $         0     $         0     $         0
Employers FICA                         $         0     $         0     $         0     $         0
Unemployment Tax: Federal              $         0     $         0     $         0     $         0
Unemployment Tax: State                $         0     $         0     $         0     $         0
All Other Payroll W/H                  $         0     $         0     $         0     $         0
                                       $         0     $         0     $         0     $         0
State Taxes: Inc./Sales/Use/Excise     $         0     $         0     $         0     $         0
Property Taxes                         $         0     $         0     $         0     $         0
                                       $         0
Workers Compensation                             0               0               0               0
                                       -----------     -----------     -----------     -----------

Total                                  $         0     $         0     $         0     $         0

Wages and Salaries                               0               0               0               0
                                       -----------     -----------     -----------     -----------

Grand Total                            $         0     $         0     $         0     $         0
                                       ===========     ===========     ===========     ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)              0-30 Days    30-60 Days    Over 60 Days
Accounts Payable                          $       0    $        0    $          0
Accounts Receivable                       $       0    $        0    $          0

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                         INTERMET ILLINOIS, INC.
                                                           Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General    Payroll     Tax     Cash Coll.   Petty Cash
                                    Acct.      Acct.     Acct.      Acct.        Acct.
A. Beginning Balance               _______    _______    _____    __________   __________

B. Receipts                        _______    _______    _____    __________   __________
   (Attach separate schedule)

C. Balance Available               _______    _______    _____    __________   __________
   (A+B)

D. Less Disbursements              _______    _______    _____    __________   __________
   (Attach separate schedule)

E. Ending Balance                                      N/A - COMPANY HAS NO BANK ACCOUNT
       (C-D)

  (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Payroll Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Tax Account:
        1.       Depository Name & Location        ____________________________

        2.       Account Number                    ____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
_______________________________________________________________________________

_______________________________________________________________________________

Date: JULY 20, 2005                              ______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET ILLINOIS, INC.       Capacity:         ___      Shareholder
      Case Number:  04-67604                          ___      Officer
                                                      ___      Director
                                                      ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:       Weekly            or         Monthly

                                 _______                      _______

CURRENT BENEFITS PAID:           Weekly            or         Monthly

       Health Insurance          _______                      _______

       Life Insurance            _______                      _______

       Retirement                _______                      _______

       Company Vehicle           _______                      _______

       Entertainment             _______                      _______

       Travel                    _______                      _______

       Other Benefits            _______                      _______

       Total Benefits            _______                      _______

CURRENT OTHER BENEFITS PAID:     Weekly            or         Monthly

       Rent Paid                 _______                      _______

       Loans                     _______                      _______

       Other (Describe)          _______                      _______

       Other (Describe)          _______                      _______

       Other (Describe)          _______                      _______

       Total Other Payments      _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:   Weekly            or          Monthly

                                 _______                       $0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                   POLICY PERIOD
--------------                   -------                   -------------
Property                         Lloyds                    11/1/04-11/1/05
Boiler/Machine                   Hartford                  11/1/04-11/1/05
Cargo                            Fireman's Fund            11/1/04-11/1/05
Truck Cargo                      Fireman's Fund            11/1/04-11/1/05

Aviation                         USAIG                     11/1/04-11/1/05

Fiduciary                        St. Paul                  11/1/04-11/1/05

Primary D&O                      St. Paul                  11/1/04-11/1/05
Excess D&O                       Chubb                     11/1/04-11/1/05
Excess D&O                       Platte River              11/1/04-11/1/05

Crime                            AIG                       12/1/04-12/1/05

General Liability                ACE                       12/22/04-12/22/05
Umbrella                         National Union            12/22/04-12/22/05

Workers' Comp                    ACE                       12/22/04-6/22/05
Excess Workers' Comp             ACE                       12/22/04-12/22/05

Auto                             ACE                       12/22/04-12/22/05

Foreign (DIC)                    ACE                       12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )        CASE NO: 04-67607
                                     )        Chapter 11
                                     )        Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.         )
                           Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

    [X]   Operating Statement                (Form 2)

    [X]   Balance Sheet                      (Form 3)

    [X]   Summary of Operations              (Form 4)

    [X]   Monthly Cash Statement             (Form 5)

    [X]   Statement of Compensation          (Form 6)

    [X]   Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005             /s/  Robert E. Belts
                                 ----------------------
                                 Debtor In Possession

                                 Chief Financial Officer   (248) 952-2500
                                 -----------------------   --------------
                                 Title                      Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                     INTERMET INTERNATIONAL,INC.
                                                     Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General          Payroll            Tax           Cash Coll.        Petty Cash
                                    Acct.            Acct.             Acct.            Acct.             Acct.
                                   -------          -------            -----         ----------        ----------
A.  Beginning Balance               _____            _____             _____            _____             _____

B.  Receipts                        _____            _____             _____            _____             _____
      (Attach separate schedule)

C.  Balance Available               _____            _____             _____            _____             _____
      (A+B)

D.  Less Disbursements              _____            _____             _____            _____             _____
      (Attach separate schedule)

E.  Ending Balance                                ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS REPORTED IN THE
       (C-D)                                      CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1.    Depository Name & Location  _____________________________

      2.    Account Number              _____________________________

Payroll Account:

      1.    Depository Name & Location  _____________________________

      2.    Account Number              _____________________________

Tax Account:

      1.    Depository Name & Location  _____________________________

      2.    Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date:  JULY 20, 2005                          ___________________________
                                              Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET INTERNATIONAL, INC.   Capacity:     ___      Shareholder
      Case Number:  04-67607                       ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly      or      Monthly

                                   _______             _______

CURRENT BENEFITS PAID:             Weekly      or      Monthly

      Health Insurance             _______             _______

      Life Insurance               _______             _______

      Retirement                   _______             _______

      Company Vehicle              _______             _______

      Entertainment                _______             _______

      Travel                       _______             _______

      Other Benefits               _______             _______

      Total Benefits               _______             _______

CURRENT OTHER BENEFITS PAID:       Weekly      or      Monthly

      Rent Paid                    _______             _______

      Loans                        _______             _______

      Other (Describe)             _______             _______

      Other (Describe)             _______             _______

      Other (Describe)             _______             _______

      Total Other Payments         _______             _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly      or      Monthly

                                   _______             $0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                  POLICY PERIOD
--------------                   -------                  -------------
Property                         Lloyds                  11/1/04-11/1/05
Boiler/Machine                   Hartford                11/1/04-11/1/05
Cargo                            Fireman's Fund          11/1/04-11/1/05
Truck Cargo                      Fireman's Fund          11/1/04-11/1/05

Aviation                         USAIG                   11/1/04-11/1/05

Fiduciary                        St. Paul                11/1/04-11/1/05

Primary D&O                      St. Paul                11/1/04-11/1/05
Excess D&O                       Chubb                   11/1/04-11/1/05
Excess D&O                       Platte River            11/1/04-11/1/05

Crime                            AIG                     12/1/04-12/1/05

General Liability                ACE                     12/22/04-12/22/05
Umbrella                         National Union          12/22/04-12/22/05

Workers' Comp                    ACE                     12/22/04-6/22/05
Excess Workers' Comp             ACE                     12/22/04-12/22/05

Auto                             ACE                     12/22/04-12/22/05

Foreign (DIC)                    ACE                     12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )      CASE NO: 04-67598
                                      )      Chapter 11
                                      )      Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.           )
                        Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                     (Form 2)

     [X]    Balance Sheet                           (Form 3)

     [X]    Summary of Operations                   (Form 4)

     [X]    Monthly Cash Statement                  (Form 5)

     [X]    Statement of Compensation               (Form 6)

     [X]    Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                    YES [X]         NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                    YES [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                    YES [X]         NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                    YES [X]         NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                    YES [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005
                                       /s/ Robert E. Belts
                                       -----------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                        CASE #04-67598
                                                         INTERMET U.S.
                                                           HOLDING
                                             -----------------------------------------

                                             Current Month          Total Since Filing
                                             -------------          ------------------
Net Sales                                        4,843                   52,643

Cost of Goods Sold

Materials and Freight                            1,845                   19,488
Wages - Hourly                                     661                    7,247
Wages-Salary                                       322                    3,291
Employee Benefits and Pension                      415                    3,890
 Repairs & Maintenance                             476                    2,889
Supplies                                           233                    3,154
Utilities                                          435                    4,789
Purchased Components/Services                      144                    2,132
Income(loss) from Pattern Sales                      -                      754
 Fixed Asset - (gain/loss)                        (642)                     (81)
 MIS Expense                                        33                      438
 Travel & Entertainment                              8                       38
 Other Variable Costs                             (137)                   1,495
 Depreciation & Amortization                       467                    4,713
 Other Allocated Fixed Costs                         -                        1
 Other Fixed Costs                                 215                    1,685
                                                 -----                   ------
Cost of Goods Sold                               4,475                   55,923

Gross Profit                                       368                   (3,280)

Plant SG&A Expense                                   2                        5
SG&A Expense - Allocation (Sched 1)                261                    2,284
 Other Operating Expenses                            5                      514
                                                 -----                   ------
 Total Operating Expenses                          268                    2,803

 Operating Profit                                  100                   (6,083)

 Outside Interest Income                             -                        -
 Outside Interest (Expense)                          -                        -
 Intercompany Interest Income                        -                        -
 Intercompany Interest (Expense)                  (122)                    (996)
 Charges (From) Affiliates                           -                        -
 Charges To Affiliates                               -                        -
 Gain/(Loss) On Sales Of Assets                   (751)                    (751)
 Outside Dividend Income                             -                        -
 Foreign Exchange Gain/(Loss)                        -                        -
Income/Loss From European Operations                 -                        -
 Other Income/(Expense)                              8                       30
                                                 -----                   ------
 Total Non-Operating Expenses                     (865)                  (1,717)

 Income Before Income Taxes                       (765)                  (7,800)

 Income Tax Expense                                  -                        -

                                                 -----                   ------
 Net Income                                       (765)                  (7,800)
                                                 =====                   ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                             June
                                                            ------
Officer Compensation                                        $  189
Salary Expense other Employees                                 892
Employee Benefits and Pension                                  107
Payroll Taxes                                                   53
Other Taxes                                                      0
Rent and Lease Expense                                         212
Interest Expense
Insurance                                                       63
Automobile and Truck Expense                                    11
Utilities(Gas Electric,Phone)                                   43
Depreciation                                                    86
Travel and Entertainment                                       114
Repairs and Maintenance                                         98
Advertising/Promotion                                           10
Supplies, Office Expense                                        42

OTHER:
Contributions                                                    0
Professional Fees - Audit/Tax                                  350
Bank Fees                                                       28
Public Reporting Fees                                           15
Employee Relocation/Training                                    17
Data Processing                                                 27
Dues and Subscriptions                                          15
Outside Services                                                92
Project Development Costs net of Billings                      (32)
Director Fees                                                   25
Miscellaneous                                                    5
Legal Fees                                                      10
Cost Allocation - Europe                                       (78)
Cost Allocation - Out                                         (254)
                                                            ------
                                                            $2,143
                                                            ======


Allocation:

Wagner Castings                                                191
Northern Castings                                               51
Ironton Iron                                                     0
Lynchburg Foundry                                              193
Columbus Foundry                                               313
Wagner Havana                                                    0
Intermet U.S. Holdings                                         261
Cast-Matic Corp.                                                82
Diversified Diemakers                                          257
Ganton Technologies                                            168
Tool Products                                                  137
Corporate                                                      490
                                                           -------
Total                                                      $ 2,143
                                                           =======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                           CASE #04-67598
                                                           --------------
                                                           INTERMET U.S.
                                                              HOLDING
                                                           --------------
 Cash And Equivalents                                         $      -
 Accounts Receivable                                             7,646
 Short-Term Intercompany Receivables                                37
 Inventories                                                     6,175
 Other Current Assets                                              179
                                                              --------
    TOTAL CURRENT ASSETS                                        14,037

 Land and Buildings                                             29,819
  Machinery & Equipment                                         59,891
  Construction In Progress                                         345
                                                              --------
  Total Fixed Assets                                            90,055
  Accumulated Depreciation                                     (49,704)
                                                              --------
     NET FIXED ASSETS                                           40,351

  Investment In Subsidiaries                                         -
 Investment In European Operations                                   -
  Long-Term Intercompany Receivables                                 -
  Deferred Taxes, Long-Term Asset                                    -
  Other Assets                                                   1,237
                                                              --------

     TOTAL ASSETS                                             $ 55,625
                                                              ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                             $    369
 Wages and Salaries  (See schedule)                                832
 Taxes Payable - (See schedule)                                    601
                                                              --------
   TOTAL POST PETITION LIABILITIES                               1,802

 SECURED LIABILITIES:
 SECURED DEBT                                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                               -
  Accrued Tax - State                                                -
  Accrued Property Taxes                                           (38)
  Accrued Workers Comp.                                            366
  Accrued Payroll                                                    -
 Accrued Payroll Taxes                                               -
                                                              --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                        328

 UNSECURED LIABILITIES
 Accounts Payable                                                7,922
 Senior  & IDR Bonds                                                 -
                                                              --------
 TOTAL UNSECURED LIABILITIES                                     7,922

 OTHER LIABILITIES
 Accrued Liabilities                                             1,754
 Short-Term Intercompany Payables                                    4

  Retirement Benefits                                                -
  Deferred Taxes - Long-Term Liability                               -
  Other Long-Term Liabilities                                        -
  Long-Term Intercompany Payables                               21,529
  Minority Interest                                                  -
                                                              --------
  TOTAL LIABILITIES                                             33,339

  Common Stock                                                       5
  Capital In Excess Of Par Value                                54,495
 Retained Earnings - Prepetition                               (24,414)
 Retained Earnings - Post Petition                              (7,800)
 Equity In European Operations                                       -
  Accumulated Translation Adjustment                                 -
  Minimum Pension Liability Adjustment                               -
  Unearned Restricted Stock                                          -
                                                              --------
 TOTAL SHAREHOLDER EQUITY                                       22,286
                                                              --------
  TOTAL LIABILITIES AND EQUITY                                $ 55,625
                                                              ========

PERIOD ENDED: 06-30-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598


                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                          Balance
                                                 as of           Accrued /      Payments /        as of
                                                5/31/05           Withheld       Deposits       6/30/2005
                                               ---------         ---------       --------       ---------
Income tax withheld: Federal                    $  1,827          ($2,687)       $ 2,687         $  1,827
Income tax withheld: State                          (859)          (1,085)         1,085             (859)
Income tax withheld: Local                             0                0              0                0
FICA Withheld                                      6,188           (1,595)         1,595            6,188
Employers FICA                                    (2,835)          (1,595)         3,344           (1,086)
Unemployment Tax: Federal                         (1,729)               0              0           (1,729)
Unemployment Tax: State                          (12,388)               0              0          (12,388)
All Other Payroll W/H                                  0                0              0                0

State Taxes: Inc./Sales/Use/Excise                (1,000)            (500)             0           (1,500)
Property Taxes                                  (143,133)         (17,415)             0         (160,548)

Workers Compensation                              14,588                0          4,448           19,036
                                               ---------         --------        -------        ---------

Total                                          ($139,341)        ($24,877)       $13,159        ($151,059)

Wages and Salaries                                 1,393          (14,973)        14,973            1,393
                                               ---------         --------        -------        ---------

Grand Total                                    ($137,948)        ($39,850)       $28,132        ($149,666)
                                               =========         ========        =======        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                    Total            0-30 Days      30-60 Days      Over 60 Days
Accounts Payable                                $    0           $      0          $  0           $       0
Accounts Receivable                             $8,030               (149)         $537               7,642

PERIOD ENDED: 06-30-05 INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598


                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                                Balance
                                             as of             Accrued /        Payments /          as of
                                           5/31/2005            Withheld         Deposits         6/30/2005
                                          -----------          ---------         --------        -----------
Income tax withheld: Federal               $        0         ($  109,390)       $109,390         $        0
Income tax withheld: State                          0             (40,477)         40,477                  0
Income tax withheld: Local                          0                   0               0                  0
FICA Withheld                                       0             (68,332)         68,332                  0
Employers FICA                                (15,776)            (76,992)         68,332            (24,436)
Unemployment Tax: Federal                     (50,165)             (2,223)         (2,223)           (54,611)
Unemployment Tax: State                       (30,891)             (4,235)              0            (35,126)
All Other Payroll W/H                          (5,182)            (40,861)         26,303            (19,740)

State Taxes: Inc./Sales/Use/Excise            (15,000)             (7,722)          7,722            (15,000)
Property Taxes                               (105,000)            (30,000)              0           (135,000)

Workers Compensation                         (159,007)            (15,471)          8,029           (166,448)
                                          -----------         -----------        --------        -----------

Total                                     ($  381,021)        ($  395,701)       $326,362        ($  450,361)

Wages and Salaries                           (731,724)           (698,086)        596,807           (833,003)
                                          -----------         -----------        --------        -----------

Grand Total                               ($1,112,746)        ($1,093,787)       $923,169        ($1,283,364)
                                          ===========         ===========        ========        ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                 Total             0-30 Days          30-60 Days            Over 60 Days
Accounts Payable                          $  369,278          $  369,278
Accounts Receivable                       $7,901,253          $5,288,258          $1,482,062             $1,130,933

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                             MONTHLY CASH STATEMENT

                                                                          Case # 04-67598
                                                               INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                                               ------------------------------------------
                  ACCOUNT TYPE                                        DEPOSIT           PR (SALARY)
                    ACCOUNT #                                        5401086409         2770716633
                      BANK                                           Stan. Fed.         Stan. Fed.
BEGINNING BANK BALANCE                                                       -                  -
RECEIPTS                                                                79,915                  -
TRANSFERS IN (CORPORATE)                                                     -             21,977
DIP INFLOW                                                                   -                  -
DISBURSEMENTS                                                                -            (21,977)
TRANSFERS OUT (CORPORATE)                                              (79,915)                 -
DIP REPAYMENT                                                                -                  -
                                                                       -------           --------
ENDING BANK BALANCE                                                          -                  -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                       1,400
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                     22,571
CORPORATE DEBIT MEMOS                                                                       4,699
                                                                                         --------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                             $ 28,670
                                                                                         ========

NOTE: Columbus Machining's disbursements are paid and allocated by Corporate.

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
JUNE 2005

                 VENDOR                                                       TOTAL DISBURSEMENTS
                 ------                                                       -------------------
A CUT ABOVE LANDSCAPE MANAGEMENT                                                   $  1,500.00
ACE INSURANCE                                                                            85.32
COLUMBUS WATER WORKS                                                                     54.23
GEORGIA CHILD SUPPORT                                                                   103.70
ITC DELTACOM                                                                          2,223.89
ITC DELTACOM                                                                         (2,070.49)
PAYROLL (INCLUDES CORP DISBURSEMENTS)                                                22,570.80
RIVER MILL                                                                              193.20
SOUTHERN STATES                                                                       1,605.00
SPHERION CORPORATION                                                                    294.35
TRANSMAN                                                                              1,400.00
VERIZON WIRELESS                                                                        152.45
WASTE MANAGEMENT                                                                        557.67
                                                                                   -----------

                                                                                   $ 28,670.12

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                             MONTHLY CASH STATEMENT

                                                            CASE # 04-67598
                                                  INTERMET U.S. HOLDING (NEW RIVER)
                                                  ---------------------------------

      ACCOUNT TYPE              LOCKBOX        DEPOSIT           AP           PR (HOURLY)       PR (SALARY)
        ACCOUNT #               291513       5401086417      2770716476        2770716468       2770716641
          BANK                 Bank One      Stan. Fed.      Stan. Fed.        Stan. Fed.       Stan. Fed.
BEGINNING BANK BALANCE             -                  -                -               -                -
RECEIPTS                           -          4,549,849                -               -                -
TRANSFERS IN (CORPORATE)           -                  -        1,864,152         698,875          300,714
DIP INFLOW                         -                  -                -               -                -
DISBURSEMENTS                      -                  -       (1,864,152)       (698,875)        (300,714)
TRANSFERS OUT (CORPORATE)          -         (4,549,849)               -               -                -
DIP REPAYMENT                      -                  -                -               -                -
                                ----         ----------      -----------        --------         --------
ENDING BANK BALANCE                -                  -                -               -                -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE          1,691,749
CHECKS ISSUED                                                  1,624,797
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)           975,137
CORPORATE DEBIT MEMOS                                             18,668
                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                             $ 4,310,351
                                                             ===========

OUTSTANDING CHECKS AS OF MAY 31                                  359,430
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                 -
CHECKS ISSUED DURING JUNE                                      1,624,797
CHECK CLEARED DURING JUNE                                     (1,864,152)
                                                             -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING
 CHECKLIST)                                                  $   120,075
                                                             ===========

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JUNE 2005

       VENDOR                                                 TOTAL DISBURSEMENTS
       ------                                                 -------------------
ACE INSURANCE                                                     $   8,029.48
ADVANCED CARBIDE TOOL                                                   959.95
ADVANCED MOTOR SERVICES                                               2,907.95
AEGIS ENVIRONMENTAL INC                                               4,548.76
AETNA US HEALTH CARE                                                  4,345.02
AIR PRODUCTS & CHEMICAL                                               4,981.91
AIRGAS INC                                                              886.31
AMERICAN GENERAL FINANCE                                                656.09
ARAMARK UNIFORM SERVICE                                                 623.30
ARBON EQUIPMENT CORP.                                                 6,295.00
ARCET                                                                 1,393.34
ASCOM HASLER MAILING SY                                                 126.00
AT&T                                                                  2,257.30
ATLANTIC COAST TOYOTALIFT                                            16,516.73
ATMOS ENERGY                                                          2,519.29
ATMOS ENERGY MARKETING                                               46,856.04
AUTOWEB                                                                 285.71
B & S INDUSTRIAL SERVIC                                               1,400.00
BARKER JENNINGS CORP.                                                    37.08
BEST ONE TIRE                                                         3,577.00
BLACKSBURG HIGH SCHOOL                                                  260.00
BOB'S REFUSE SERVICE IN                                                 794.46
BROWN & SHARPE                                                          175.86
CANON FINANCIAL                                                         534.34
CARTER MACHINERY                                                     11,422.50
CC METALS AND ALLOYS IN                                              44,318.25
CENTRAL VALLEY RUBBER S                                              17,412.22
CENTURY CONTROL SYSTEM                                                  571.58
CHAMPION CHISEL WORKS,                                                2,240.40
CHICAGO FREIGHT CAR LEA                                               5,489.07
CIM ASSOCIATES                                                        1,280.00
CITICORP VENDOR FINANCE                                                 444.00
CITY OF RADFORD                                                       7,691.40
CITY OF RADFORD                                                     382,691.41
CITY OF RADFORD                                                          88.07
COUNTY OF MONTGOMERY                                                    264.78
CRANE AMERICA SERVICES                                                  440.25
DESIGNED TELECOMMUNICATIONS,IN                                          150.00
DISA GOFF, INC                                                        2,200.00
DISA INDUSTRIES, INC                                                 22,639.00
DONNIE'S GARAGE                                                          45.00
EIRICH MACHINES                                                           7.47
ELKEM METALS INC.                                                    21,870.40
EMI EQUIPMENT MERCHANTS                                               3,412.90
ENTERPRISE                                                              639.91
ENVIRITE OF OHIO                                                      1,877.87
FAIRLAWN STORAGE                                                        112.00
FETTER FINISHING                                                     44,976.00
FINK, MARK                                                              607.70
FIRE EQUIPMENT CO.INC.                                                  294.00
FOSECO INC.                                                           2,196.40
FRENCH, LYDIA                                                           319.75
GERALD W. DUNCAN, TREASURER                                              81.16
GREAT LAKES PRODUCTION SUPPORT                                        4,001.50
H.C. WADE                                                            14,125.40
HA INTERNATIONAL, LLC                                                96,011.04
HAMLEY, JEFF                                                             31.50
HARRIS RENTALS                                                           65.00
HART METALS, INC.                                                    37,400.00
HEAT TREATING SERVICES                                               46,686.01
HEATH OIL LLC                                                         6,468.13

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JUNE 2005

       VENDOR                                                 TOTAL DISBURSEMENTS
       ------                                                 -------------------
HENLEY TOOL CORP.                                                     3,420.00
HERAEUS ELECTRO NITE CO                                               1,900.00
HIGHLAND PAGING                                                         348.53
HILL AND GRIFFITH CO.                                                98,673.95
HUB CORPORATION                                                       8,930.00
INDUSTRIAL MOTION CONTROL,LLC                                         5,500.00
INDUSTRIAL POWDER COATI                                                 475.00
INDUSTRIAL SCIENTIFIC CORP                                            1,391.30
INDUSTRIAL SUPPLY CORP                                              226,448.74
INFORMATION HANDLING                                                    763.77
JONES,WILLARD                                                           700.00
KUNCE, JUSTIN                                                         2,097.85
KWIK KAFE CO                                                             94.13
L. H. CORP                                                            1,845.00
LABORATORY CORP OF AMER                                                 231.50
LANDAUER                                                                167.20
LAYTON, TOMMY                                                            79.88
LECTROTHERM                                                          12,715.00
LINA.                                                                    74.00
LLOYD ELECTRIC CO.INC.                                               11,820.17
MARJO PLASTICS CO INC                                                 1,364.86
MARSHALL WIRT & COMPANY                                                 882.00
MASTER GAGE & TOOL CO.                                                1,019.34
MCC                                                                   1,181.75
MCCOMBS, BRENT                                                        1,133.39
MCELROY,JOHN C                                                          671.21
MCKENDREE & CO.INC                                                      487.20
METEC INC                                                            13,500.00
MICRO TEK PATTERN,INC.                                               25,399.75
MILLER AND COMPANY LLC                                              108,659.85
MITCHELL, KEVIN L.                                                    1,102.44
MOODY,DWAYNE                                                            578.81
MOUNTAIN SPRINGS                                                        210.00
MT SYSTEMS                                                           89,831.46
MYOPTICS EYEWEAR                                                        379.00
NATIONAL MATERIAL TRADING                                           162,908.97
NEW RIVER SOLID WASTE M                                              55,458.30
NORFOLK SOUTHERN  (GA)                                              111,000.00
NORTHBEND PATTERN WORKS                                             130,841.20
OMNISOURCE CORPORATION                                              998,802.86
OMNISOURCE FT                                                        35,000.00
PATTERN SERVICES                                                        475.75
PATTERN TECHNOLOGIES                                                 84,900.00
PAYROLL (INCLUDES CORP DISBURSEMENTS)                                975136.53
PIEDMONT FOUNDRY SUPPLY                                                 540.00
PORTER WARNER INDUSTRIE                                               1,283.00
POWERS FENCE CO.                                                      3,700.00
POWERWAY                                                              1,000.00
PROCHEM ANALYTICAL INCO                                               1,165.00
PROFORMA                                                              1,971.25
PROVIDENT LIFE                                                           81.46
PROVIDENT LIFE                                                        2,194.19
RADFORD CITY FLORIST                                                    112.25
RADFORD STORAGE                                                         320.00
RADIATION SERVICE ORGANIZATION                                          145.94
REBECCA CONNELLY                                                      1,500.00
REDDY ICE-CASSCO                                                        528.00
RENTAL SERVICE CORP (RS                                               1,213.32
RITENOUR, GINNY                                                         112.93
ROANOKE TIMES&WORLD NEWS                                                324.91
ROBOTIC ACCESSORIES DIVISION                                             15.00
SAFETY & COMPLIANCE                                                   2,200.00
SAFETY-KLEEN CORP.                                                      213.65

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
JUNE 2005

       VENDOR                                                 TOTAL DISBURSEMENTS
       ------                                                 -------------------
SAF-GARD SAFETY SHOE CO                                                 274.97
SANDMOLD SYSTEMS INC                                                      6.63
SATEC SYSTEMS                                                         3,514.00
SAVEITNOW                                                             1,268.42
SECURITY FORCES INC                                                   8,800.33
SECURITY SCALE SERVICE                                               13,757.66
SHANKMAN BYRON R                                                      1,426.27
T&N ELECTRIC MOTOR EXCHANGE IN                                          360.00
THE RECTOR & VISITORS OF UVA                                          2,388.56
THOMPSON CHRYSLER-PLYMO                                                 251.22
TJ'S TRUCK & AUTO SERVI                                               2,961.44
TOMLIN, LINDA                                                           396.44
TRANSMAN (FREIGHT)                                                   54,116.00
TWO WAY RADIO INC                                                        90.00
U.S.DEPT.OF TRANSPORTATION                                              600.00
UNITED INDUSTRIAL SERVI                                              33,296.73
UNITED REFRACTORIES COM                                              21,644.00
UNITED STATES POSTAL OFFICE                                             800.00
UNITED WAY SAL                                                          180.00
VA. DEPT OF TAXATION                                                  7,525.22
VALLEY LANDSCAPING                                                      585.00
VERIZON   (17577)                                                       317.13
VERIZON WIRELESS                                                         71.99
VICTORIA SOWERS                                                         620.00
W. MATTHEW SKEWES, MD                                                   880.00
W.E.L. INC.                                                           9,013.32
WEDRON SILICA-FAIRMOUNT                                              16,870.00
WHEELABRATOR ABRASIVES                                               35,310.00
WILLIAM A. KIBBE & ASSO                                                 690.00
WISE AIR, INC.                                                        3,575.00
                                                                 -------------

                                                                 $4,310,350.91

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 6/30/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                                              $         -

Actual Outstanding Checks                                  120,074.73

Unadjusted GL Balance                                      120,074.73
                                                          -----------
Difference                                                $         -
                                                          ===========

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

  DATE                 CHECK         OUTSTANDING
 4/1/2005             105251         $     20.00
5/20/2005             105773              354.46
 6/3/2005             105911              656.09
 6/3/2005             105916              571.58
6/10/2005             105982               65.00
6/17/2005             106061            5,500.00
6/24/2005             106114            6,295.00
6/24/2005             106131               88.37
6/24/2005             106141              192.50
6/24/2005             106144               45.00
6/24/2005             106151            1,213.32
6/24/2005             106152              112.93
6/24/2005             106156              310.00
6/24/2005             106157            2,388.56
6/24/2005             106158            2,961.44
6/24/2005             106160            9,469.02
6/24/2005             106180           89,831.46

                                     $120,074.73

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.     Capacity:         ___      Shareholder
      Case Number:  04-67598                            ___      Officer
                                                        ___      Director
                                                        ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly        or          Monthly

                                    ______                    _______

CURRENT BENEFITS PAID:              Weekly        or          Monthly

          Health Insurance          ______                    _______

          Life Insurance            ______                    _______

          Retirement                ______                    _______

          Company Vehicle           ______                    _______

          Entertainment             ______                    _______

          Travel                    ______                    _______

          Other Benefits            ______                    _______

          Total Benefits            ______                    _______

CURRENT OTHER BENEFITS PAID:        Weekly        or          Monthly

          Rent Paid                 ______                    _______

          Loans                     ______                    _______

          Other (Describe)          ______                    _______

          Other (Describe)          ______                    _______

          Other (Describe)          ______                    _______

          Total Other Payments      ______                    _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly        or          Monthly

                                    ______                      $0

Dated: JULY 20, 2005                   _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-67598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

  INSURANCE TYPE              CARRIER             POLICY PERIOD
  --------------              -------             -------------
Property                   Lloyds               11/1/04-11/1/05
Boiler/Machine             Hartford             11/1/04-11/1/05
Cargo                      Fireman's Fund       11/1/04-11/1/05
Truck Cargo                Fireman's Fund       11/1/04-11/1/05

Aviation                   USAIG                11/1/04-11/1/05

Fiduciary                  St. Paul             11/1/04-11/1/05

Primary D&O                St. Paul             11/1/04-11/1/05
Excess D&O                 Chubb                11/1/04-11/1/05
Excess D&O                 Platte River         11/1/04-11/1/05

Crime                      AIG                  12/1/04-12/1/05

General Liability          ACE                  12/22/04-12/22/05
Umbrella                   National Union       12/22/04-12/22/05

Workers' Comp              ACE                  12/22/04-6/22/05
Excess Workers' Comp       ACE                  12/22/04-12/22/05

Auto                       ACE                  12/22/04-12/22/05

Foreign (DIC)              ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )        CASE NO: 04-67603
                                    )        Chapter 11
                                    )        Judge: Marci B. McIvor
IRONTON IRON, INC.                  )
                           Debtor   )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                     (Form 2)

      [X]   Balance Sheet                           (Form 3)

      [X]   Summary of Operations                   (Form 4)

      [X]   Monthly Cash Statement                  (Form 5)

      [X]   Statement of Compensation               (Form 6)

      [X]   Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                            YES [X]   NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                            YES [X]   NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                            YES [X]   NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                            YES [X]   NO [ ]

6.    Have you filed your pre-petition tax returns.
      (If not, attach a written explanation)

                                            YES [X]   NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                    /s/ Robert E. Belts
                                        ------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                       CASE #04-67603
                                                           IRONTON
                                                            IRON
                                            ------------------------------------
                                            Current Month     Total Since Filing
                                            -------------     ------------------
Net Sales                                               -                   -

Cost of Goods Sold

Materials and Freight                                   -                   -
Wages - Hourly                                          -                   -
Wages-Salary                                            -                   -
Employee Benefits and Pension                           -                   -
Repairs & Maintenance                                   -                   -
Supplies                                                -                   -
Utilities                                               -                   -
Purchased Components/Services                           -                   -
Income(loss) from Pattern Sales                         -                   -
 Fixed Asset - (gain/loss)                              -                   -
 MIS Expense                                            -                   -
 Travel & Entertainment                                 -                   -
 Other Variable Costs                                   -                 (37)
 Depreciation & Amortization                            -                   -
 Other Allocated Fixed Costs                            -                   -
 Other Fixed Costs                                      -                   -
                                            -------------     ---------------
 Cost of Goods Sold                                     -                 (37)

 Gross Profit                                           -                  37

Plant SG&A Expense                                      -                  (3)
SG&A Expense - Allocation (Sched 1)                     -                   -
 Other Operating Expenses                               8                 373
                                            -------------     ---------------
 Total Operating Expenses                               8                 370

 Operating Profit                                      (8)               (333)

 Outside Interest Income                                -                   -
 Outside Interest (Expense)                             -                   -
 Intercompany Interest Income                           -                   -
 Intercompany Interest (Expense)                        -                   -
 Charges (From) Affiliates                              -                   -
 Charges To Affiliates                                  -                   -
Income/Loss From European Operations                    -                   -
 Other Income/(Expense)                                 -                   -
                                            -------------     ---------------
 Total Non-Operating Expenses                           -                   -

 Income Before Income Taxes                            (8)               (333)

 Income Tax Expense                                     -                   -

                                            -------------     ---------------
 Net Income                                            (8)               (333)
                                            =============     ===============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                June
                                            ------------
Officer Compensation                        $       189
Salary Expense other Employees                      892
Employee Benefits and Pension                       107
Payroll Taxes                                        53
Other Taxes                                           0
Rent and Lease Expense                              212
Interest Expense
Insurance                                            63
Automobile and Truck Expense                         11
Utilities(Gas Electric,Phone)                        43
Depreciation                                         86
Travel and Entertainment                            114
Repairs and Maintenance                              98
Advertising/Promotion                                10
Supplies, Office Expense                             42

OTHER:
Contributions                                         0
Professional Fees - Audit/Tax                       350
Bank Fees                                            28
Public Reporting Fees                                15
Employee Relocation/Training                         17
Data Processing                                      27
Dues and Subscriptions                               15
Outside Services                                     92
Project Development Costs net of Billings           (32)
Director Fees                                        25
Miscellaneous                                         5
Legal Fees                                           10
Cost Allocation - Europe                            (78)
Cost Allocation - Out                              (254)
                                            -----------
                                            $     2,143
                                            ===========

Allocation:
Wagner Castings                                     191
Northern Castings                                    51
Ironton Iron                                          0
Lynchburg Foundry                                   193
Columbus Foundry                                    313
Wagner Havana                                         0
Intermet U.S. Holdings                              261
Cast-Matic Corp.                                     82
Diversified Diemakers                               257
Ganton Technologies                                 168
Tool Products                                       137
Corporate                                           490
                                            -----------
Total                                       $     2,143
                                            ===========

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                              CASE #04-67603
                                              --------------
                                                 IRONTON
                                                  IRON
                                              --------------
 Cash And Equivalents
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                      -
                                              --------------
     TOTAL CURRENT ASSETS                                  -

 Land and Buildings                                        -
  Machinery & Equipment
  Construction In Progress
                                              --------------
  Total Fixed Assets                                       -
  Accumulated Depreciation
                                              --------------
     NET FIXED ASSETS                                      -

  Investment In Subsidiaries
 Investment In European Operations                         -
  Long-Term Intercompany Receivables
  Deferred Taxes, Long-Term Asset
  Other Assets
                                              --------------

     TOTAL ASSETS                             $            -
                                              ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                             $            -
 Wages and Salaries  (See schedule)                        -
 Taxes Payable - (See schedule)                            -
                                              --------------
   TOTAL POST PETITION LIABILITIES                         -

 SECURED LIABILITIES:
 SECURED DEBT                                              -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                     -
  Accrued Tax - State                                      -
  Accrued Property Taxes                                   -
  Accrued Workers Comp.                                  751
  Accrued Payroll                                          -
 Accrued Payroll Taxes                                     -
                                              --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES              751

 UNSECURED LIABILITIES
 Accounts Payable                                          -
 Senior & IDR Bonds                                        -
                                              --------------
 TOTAL UNSECURED LIABILITIES                               -

 OTHER LIABILITIES
 Accrued Liabilities                                       -
 Short-Term Intercompany Payables                          -

  Retirement Benefits                                      -
  Deferred Taxes - Long-Term Liability                     -
  Other Long-Term Liabilities                              -
  Long-Term Intercompany Payables                     33,267
  Minority Interest                                        -
                                              --------------
  TOTAL LIABILITIES                                   34,018

  Common Stock                                             -
  Capital In Excess Of Par Value                      49,000
 Retained Earnings - Prepetition                     (82,685)
 Retained Earnings - Post Petition                      (333)
 Equity In European Operations
  Accumulated Translation Adjustment                       -
  Minimum Pension Liability Adjustment                     -
  Unearned Restricted Stock                                -
                                              --------------
 TOTAL SHAREHOLDER EQUITY                            (34,018)
                                              --------------
  TOTAL LIABILITIES AND EQUITY                $            -
                                              ==============

PERIOD ENDED: 06-30-05            IRONTON IRON, INC.             CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                               Balance
                                      as of      Accrued /   Payments /     as of
                                    5/31/2005    Withheld     Deposits    6/30/2005
                                    ---------    ---------   ----------   ---------
Income tax withheld: Federal        $       0    $       0    $       0   $       0
Income tax withheld: State          $       0    $       0    $       0   $       0
Income tax withheld: Local          $       0    $       0    $       0   $       0
FICA Withheld                       $       0    $       0    $       0   $       0
Employers FICA                      $       0    $       0    $       0   $       0
Unemployment Tax: Federal           $       0    $       0    $       0   $       0
Unemployment Tax: State             $       0    $       0    $       0   $       0
All Other Payroll W/H               $       0    $       0    $       0   $       0
                                    $       0    $       0    $       0   $       0
State Taxes: Inc./Sales/Use/Excise  $       0    $       0    $       0   $       0
Property Taxes                      $       0    $       0    $       0   $       0
                                    $       0
Workers Compensation                        0            0            0           0
                                    ---------    ---------    ---------   ---------

Total                               $       0    $       0    $       0   $       0

Wages and Salaries                          0            0            0           0
                                    ---------    ---------    ---------   ---------

Grand Total                         $       0    $       0    $       0   $       0
                                    =========    =========    =========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                    $       0    $       0     $       0
Accounts Receivable                 $       0    $       0     $       0

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                           IRONTON IRON, INC.

                                                           Case Number: 04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General   Payroll    Tax      Cash Coll.    Petty Cash
                                     Acct.     Acct.     Acct.      Acct.         Acct.

A.  Beginning Balance               _____     _____      _____    _____         _____

B.  Receipts                        _____     _____      _____    _____         _____
      (Attach separate schedule)

C.  Balance Available               _____     _____      _____    _____         _____
      (A+B)

D.  Less Disbursements              _____     _____      _____    _____         _____
      (Attach separate schedule)

E.  Ending Balance                            N/A - COMPANY HAS NO BANK ACCOUNT
      (C-D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

General Account:
    1.       Depository Name & Location  _____________________________

    2.       Account Number              _____________________________

Payroll Account:
    1.       Depository Name & Location  _____________________________

    2.       Account Number              _____________________________

Tax Account:
    1.       Depository Name & Location  _____________________________

    2.       Account Number              _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
_________________________________________________________________________

_________________________________________________________________________

Date: JULY 20, 2005                              ________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  IRONTON IRON, INC.         Capacity:    ___   Shareholder
       Case Number:  04-67603                  ___   Officer
                                               ___   Director
                                               ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly     or               Monthly

                                    _______                     _______

CURRENT BENEFITS PAID:              Weekly     or               Monthly

          Health Insurance          _______                     _______

          Life Insurance            _______                     _______

          Retirement                _______                     _______

          Company Vehicle           _______                     _______

          Entertainment             _______                     _______

          Travel                    _______                     _______

          Other Benefits            _______                     _______

          Total Benefits            _______                     _______

CURRENT OTHER BENEFITS PAID:        Weekly     or               Monthly

          Rent Paid                 _______                     _______

          Loans                     _______                     _______

          Other (Describe)          _______                     _______

          Other (Describe)          _______                     _______

          Other (Describe)          _______                     _______

          Total Other Payments      _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly     or               Monthly

                                    _______                     $     0

Dated: JULY 20, 2005                ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE           CARRIER        POLICY PERIOD
--------------        --------------  -----------------
Property              Lloyds          11/1/04-11/1/05
Boiler/Machine        Hartford        11/1/04-11/1/05
Cargo                 Fireman's Fund  11/1/04-11/1/05
Truck Cargo           Fireman's Fund  11/1/04-11/1/05

Aviation              USAIG           11/1/04-11/1/05

Fiduciary             St. Paul        11/1/04-11/1/05

Primary D&O           St. Paul        11/1/04-11/1/05
Excess D&O            Chubb           11/1/04-11/1/05
Excess D&O            Platte River    11/1/04-11/1/05

Crime                 AIG             12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                            )
INTERMET CORPORATION, ET AL       )   CASE NO: 04-67606
                                  )   Chapter 11
                                  )   Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.           )
                     Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                (Form 2)

     [X]    Balance Sheet                      (Form 3)

     [X]    Summary of Operations              (Form 4)

     [X]    Monthly Cash Statement             (Form 5)

     [X]    Statement of Compensation          (Form 6)

     [X]    Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                               YES [X]  NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                               YES [X]  NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                               YES [X]  NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                               YES [X]  NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                               YES [X]  NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                  /s/  Robert E. Belts
                                      ------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  --------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                              CASE #04-67606
                                                                LYNCHBURG
                                                                 FOUNDRY
                                                    -----------------------------------
                                                    Current Month    Total Since Filing
                                                    -------------    ------------------
Net Sales                                                9,422              73,400

Cost of Goods Sold
Materials and Freight                                    3,883              32,842
Wages - Hourly                                           1,575              11,355
Wages-Salary                                               334               2,959
Employee Benefits and Pension                              788               7,811
 Repairs & Maintenance                                     526               4,066
Supplies                                                   688               5,291
Utilities                                                  274               2,762
Purchased Components/Services                              281               2,147
Income(loss) from Pattern Sales                             (7)                (58)
 Fixed Asset - (gain/loss)                                   -                 (42)
 MIS Expense                                                41                 341
 Travel & Entertainment                                      2                  12
 Other Variable Costs                                      304               3,609
 Depreciation & Amortization                               222               1,957
 Other Allocated Fixed Costs                                 -                  (2)
 Other Fixed Costs                                         121               1,110
                                                         -----              ------
Cost of Goods Sold                                       9,032              76,160

Gross Profit                                               390              (2,760)

Plant SG&A Expense                                          (1)                  -
SG&A Expense - Allocation (Sched 1)                        193               1,695
 Other Operating Expenses                                    -                 270
                                                         -----              ------
 Total Operating Expenses                                  192               1,965

 Operating Profit                                          198              (4,725)

 Outside Interest Income                                     -                   -
 Outside Interest (Expense)                                  -                   -
 Intercompany Interest Income                                -                   -
 Intercompany Interest (Expense)                          (128)               (654)
 Charges (From) Affiliates                                   -                   -
 Charges To Affiliates                                       -                   -
Income/Loss From European Operations                         -                   -
 Other Income/(Expense)                                      2                  11
                                                         -----              ------
 Total Non-Operating Expenses                             (126)               (643)

 Income Before Income Taxes                                 72              (5,368)

 Income Tax Expense                                          -                   -

                                                         -----              ------
 Net Income                                                 72              (5,368)
                                                         =====              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          June
                                                       ----------
Officer Compensation                                   $      189
Salary Expense other Employees                                892
Employee Benefits and Pension                                 107
Payroll Taxes                                                  53
Other Taxes                                                     0
Rent and Lease Expense                                        212
Interest Expense
Insurance                                                      63
Automobile and Truck Expense                                   11
Utilities(Gas Electric,Phone)                                  43
Depreciation                                                   86
Travel and Entertainment                                      114
Repairs and Maintenance                                        98
Advertising/Promotion                                          10
Supplies, Office Expense                                       42

OTHER:
Contributions                                                   0
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      28
Public Reporting Fees                                          15
Employee Relocation/Training                                   17
Data Processing                                                27
Dues and Subscriptions                                         15
Outside Services                                               92
Project Development Costs net of Billings                     (32)
Director Fees                                                  25
Miscellaneous                                                   5
Legal Fees                                                     10
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (254)
                                                       ----------
                                                       $    2,143
                                                       ==========

Allocation:
Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     490
                                                       ----------
Total                                                  $    2,143
                                                       ==========

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                        CASE #04-67606
                                                        --------------
                                                          LYNCHBURG
                                                           FOUNDRY
                                                        --------------
 Cash And Equivalents                                   $            -
 Accounts Receivable                                            15,163
 Short-Term Intercompany Receivables                                 5
 Inventories                                                     4,697
 Other Current Assets                                              322
                                                        --------------
    TOTAL CURRENT ASSETS                                        20,187

 Land and Buildings                                             19,915
  Machinery & Equipment                                         53,800
  Construction In Progress                                         204
                                                        --------------
  Total Fixed Assets                                            73,919
  Accumulated Depreciation                                     (59,822)
                                                        --------------
     NET FIXED ASSETS                                           14,097

  Investment In Subsidiaries                                         -
 Investment In European Operations                                   -
  Long-Term Intercompany Receivables                               743
  Deferred Taxes, Long-Term Asset                                    -
  Other Assets                                                     422
                                                        --------------

     TOTAL ASSETS                                       $       35,449
                                                        ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                       $        1,330
 Wages and Salaries  (See schedule)                                292
 Taxes Payable - (See schedule)                                    278
                                                        --------------
   TOTAL POST PETITION LIABILITIES                               1,900

 SECURED LIABILITIES:
 SECURED DEBT                                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                               -
  Accrued Tax - State                                                -
  Accrued Property Taxes                                             -
  Accrued Workers Comp.                                          2,045
  Accrued Payroll                                                    -
 Accrued Payroll Taxes                                               -
                                                        --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      2,045

 UNSECURED LIABILITIES
 Accounts Payable                                                7,608
 Senior  & IDR Bonds                                                 -
                                                        --------------
 TOTAL UNSECURED LIABILITIES                                     7,608

 OTHER LIABILITIES
 Accrued Liabilities                                             2,045
 Short-Term Intercompany Payables                                  188

  Retirement Benefits                                            1,252
  Deferred Taxes - Long-Term Liability                               -
  Other Long-Term Liabilities                                    2,291
  Long-Term Intercompany Payables                                5,077
  Minority Interest                                                  -
                                                        --------------
  TOTAL LIABILITIES                                             22,406

  Common Stock                                                       -
  Capital In Excess Of Par Value                                     -
 Retained Earnings - Prepetition                                18,411
 Retained Earnings - Post Petition                              (5,368)
 Equity In European Operations                                       -
  Accumulated Translation Adjustment                                 -
  Minimum Pension Liability Adjustment                               -
  Unearned Restricted Stock                                          -
                                                        --------------
 TOTAL SHAREHOLDER EQUITY                                       13,043
                                                        --------------
  TOTAL LIABILITIES AND EQUITY                          $       35,449
                                                        ==============

PERIOD ENDED: 6-30-05      LYNCHBURG FOUNDRY (ARCHER CREEK)       CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                             Balance
                                              as of           Accrued /         Payments/         as of
                                            05/31/05          Withheld          Deposits         06/30/05
                                          ------------      ------------      ------------     ------------
Income tax withheld: Federal               $         0      ($   322,104)     $    322,104      $         0
Income tax withheld: State                           0          (121,727)          121,727                0
Income tax withheld: Local                           0                 0                 0                0
FICA Withheld                                        0          (198,874)          198,874                0
Employers FICA                                 (31,356)         (183,335)          198,874          (15,817)
Unemployment Tax: Federal                       (3,210)             (395)                0           (3,605)
Unemployment Tax: State                        (11,319)           (3,718)                0          (15,037)
All Other Payroll W/H                           (5,381)         (105,368)           74,855          (35,893)

State Taxes: Inc./Sales/Use/Excise             (52,447)                0               880          (51,567)
Property Taxes                                (121,544)          (25,262)                0         (146,806)

Workers Compensation                            11,401           (31,750)           57,818           37,469
                                          ------------      ------------      ------------     ------------

Total                                     ($   213,857)     ($   992,533)     $    975,132     ($   231,257)

Wages and Salaries                            (428,789)       (2,014,238)        2,150,797         (292,230)
                                          ------------      ------------      ------------     ------------

Grand Total                               ($   642,646)     ($ 3,006,771)     $  3,125,930     ($   523,488)
                                          ============      ============      ============     ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)       Total              0-30 Days          30-60 Days         Over 60 Days
Accounts Payable                $  1,330,495        $  1,330,495        $          0        $          0
Accounts Receivable             $ 15,550,470        $  8,429,128        $  6,807,715        $    313,627

PERIOD ENDED: 06-30-05         LYNCHBURG FOUNDRY (RADFORD)        CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                 Balance
                                                as of            Accrued /          Payments/           as of
                                             5/31/2005           Withheld           Deposits          6/30/2005
                                            ------------       ------------       ------------      ------------
Income tax withheld: Federal                $          0       ($     1,165)      $      1,165      $          0
Income tax withheld: State                             0               (514)               514                 0
Income tax withheld: Local                             0                  0                  0                 0
FICA Withheld                                          0               (822)               822                 0
Employers FICA                                         0               (822)               822                 0
Unemployment Tax: Federal                              0                  0                  0                 0
Unemployment Tax: State                                0                  0                  0                 0
All Other Payroll W/H                                  0               (295)               295                 0

State Taxes: Inc./Sales/Use/Excise                     0                  0                  0                 0
Property Taxes                                   (36,578)           (10,000)                 0           (46,578)

Workers Compensation                                   0                  0                  0                 0
                                            ------------       ------------       ------------      ------------

Total                                       ($    36,578)      ($    13,619)      $      3,619      ($    46,578)

Wages and Salaries                                     0                  0                  0                 0
                                            ------------       ------------       ------------      ------------

Grand Total                                 ($    36,578)      ($    13,619)      $      3,619      ($    46,578)
                                            ============       ============       ============      ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                                    Total             0-30 Days           30-60 Days         Over 60 Days
Accounts Payable - Post Petition                                $          0        $          0        $          0
Accounts Receivable - Pre & Post                                $          0        $          0                   -

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                                                      CASE # 04-67606
                                                                             LYNCHBURG FOUNDRIES - ARCHER CREEK
                                                              ----------------------------------------------------------------
                     ACCOUNT TYPE                             LOCKBOX 77314    DEPOSIT        AP      PR (HOURLY)  PR (SALARY)
                       ACCOUNT #                                 1599413     5401086466   2770716393  2770716385   2770716690
                         BANK                                    Bank One     Stan. Fed.  Stan. Fed.  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                               -                -            -            -            -
RECEIPTS                                                             -        1,729,987            -            -            -
TRANSFERS IN  (CORPORATE)                                            -                -    1,947,247    2,150,698      305,305
DIP INFLOW                                                           -                -            -            -            -
DISBURSEMENTS                                                        -                -   (1,947,247)  (2,150,698)    (305,305)
TRANSFERS OUT (CORPORATE)                                            -       (1,729,987)           -            -            -
DIP REPAYMENT                                                        -                -            -            -            -
                                                                    ---      ----------  -----------  -----------  -----------
ENDING BANK BALANCE                                                  -                -            -            -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                      4,262,681
CHECKS ISSUED                                                                              1,884,967
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                     2,823,454
CORPORATE DEBIT MEMOS                                                                         11,572
                                                                                         -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                             $ 8,982,674
                                                                                         ===========

OUTSTANDING CHECKS AS OF MAY 31                                                              295,565
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                                       (29,045)
CHECKS ISSUED DURING JUNE                                                                  1,884,967
CHECK CLEARED DURING JUNE                                                                 (1,947,247)
                                                                                         -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                             $   204,239
                                                                                         ===========

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
June 2005

             VENDOR                                                 TOTAL DISBURSEMENTS
--------------------------------------                              -------------------
AC CONTROLS CO                                                      $          1,544.26
ACE INSURANCE                                                                  7,906.66
ACTION MACHINERY                                                               2,304.91
ADVANCED CARBIDE TOOL                                                          6,837.90
AEA TECHNOLOGY                                                                 2,820.09
AETNA U.S. HEALTHCARE                                                         14,931.13
AFP INDUSTRIES                                                                   671.52
AG JEFFERSON                                                                   1,338.80
AGFA NDT, INC                                                                  4,011.34
AIR PRODUCTS AND CHEMICALS                                                     3,482.30
AIRGAS MID-AMERICA                                                             2,666.73
ALABAMA BY-PRODUCTS                                                          629,113.00
ALLIED MINERAL PRODUCTS                                                       24,093.88
ALLOR MFG                                                                      2,509.95
ALLTEL                                                                           291.75
ALPHA OMEGA RESOURCES                                                          9,243.87
AMERICAN CANCER SOCIETY                                                          240.00
AMERICAN ELECTRIC MOTORS                                                         159.85
AMERICAN LEGION BOYS STATE OF VIRGINIA                                           200.00
AMERIGAS - LYNCHBURG-MONROE                                                   13,082.20
AMHERST GENERAL DISTRICT COURT                                                   526.95
AMHERST JDR DISTRICT COURT                                                       449.46
AMX PERFORMANCE CO                                                               755.00
APPALACHIAN POWER CO                                                         182,335.71
APPLIED IND. TECHNOLOGIES                                                     20,050.96
APPOMATTOX FORD/MERCURY                                                           97.11
APPOMATTOX GLASS & STOREFRONT                                                    405.33
ARAMARK UNIFORM SERVICES                                                         963.24
ARCET EQUIPMENT                                                                2,506.74
ASI DATAMYTE, INC                                                                300.00
AT&T                                                                              97.41
ATLANTIC COAST TOYOTALIFT                                                      3,899.23
ATL-EAST TAG & LABEL                                                           1,354.34
AUTOCOM MANUFACTURING                                                        263,424.00
AUTOWEB                                                                          285.71
BANKS COMPANY                                                                  9,008.55
BARKER-JENNINGS                                                                8,436.30
BEARDSLEY & PIPER                                                                147.70
BFI                                                                           28,074.69
BHA                                                                            1,125.00
BMG METALS                                                                     5,570.81
BOND, CYNTHIA GALLIER                                                            369.52
BOULEVARD PROPERTIES                                                             821.25
BOWMAN LOCKSMITH                                                                  10.14
BRAMMER SAFETY SUPPLY                                                         14,689.07
BRC COMPANY                                                                   20,199.89
BRENNTAG SOUTHEAST                                                             2,692.49
BROWN & SHARPE                                                                   229.62
C. A. TOOLING                                                                 58,985.00
CAMPBELL COUNTY TREASURER                                                      4,022.55
CAMPBELL-PAYNE                                                                   541.76
CANDLER OIL                                                                   49,720.22
CAPP, INC.                                                                       840.14
CARCO INC.                                                                       480.00
CARLTON SCALE                                                                  1,838.50
CAROLINA FIREBRICK SPEC.                                                      19,450.00
CARTER MACHINERY                                                               3,045.48
CC METALS & ALLOYS                                                           151,447.00
CELADON TRUCKING SERVICES, INC                                                   862.50
CHAMPION CHISEL WORKS                                                          2,894.05
CHEMICALS & SOLVENTS                                                             404.95
CHICAGO FREIGHT CAR LEASING                                                   21,820.28
CHURCHES FOR URBAN MINISTRY                                                      250.00
COLUMBIA GAS                                                                   4,635.14
COLUMBIA MARKING TOOLS                                                            15.82
COMMERICAL STEEL ERECTION                                                      9,803.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JUNE 2005

           VENDOR                                                   TOTAL DISBURSEMENTS
----------------------------                                        -------------------
CONSUMERS/ DORIN-ADAMS                                                        17,530.69
CONTROL CHIEF CORP                                                               643.57
CONTROL CORP OF AMERICA                                                          292.68
CONTROL EQUIPMENT CO                                                           2,298.52
CON-WAY SOUTHERN EXPRESS                                                         137.27
CROSS SALES & ENGINEERING                                                         42.15
CSXT                                                                          10,760.00
DAVIS, DOUGLAS, JR                                                               203.03
DETEK                                                                            795.00
DICK HARRIS & SON TRUCK                                                        3,500.04
DIDION INTERNATIONAL                                                          36,019.05
DIKE-O-SEAL                                                                      566.54
DM&E RAILROAD                                                                 68,729.00
DOALL VIRGINIA CO                                                                127.14
DODSON BROS. EXTERMINATING                                                       177.00
DODSON RECOGNITION, INC                                                        3,270.00
DOMINION METALLURGICAL                                                           484.70
DOUGHERTY EQUIPMENT COMPANY                                                      508.02
EAGLITE CHEMICALS                                                              1,936.00
ECK SUPPLY                                                                    10,809.14
ECONOMY ENERGY, LLC                                                           64,800.00
EDWARDS MEDICAL SUPPLY                                                           367.79
ELECOM INC                                                                       437.12
ELECTRIC MELTING                                                               4,359.88
ELECTRONICS REPAIR CENTER                                                        649.50
ELKEM METALS                                                                  85,263.00
ELY CRANE AND HOIST                                                           35,831.81
ENGINEERING CHEMISTRY                                                            856.00
ENTERPRISE                                                                       590.80
EQUIPMENT MERCHANTS, INTL                                                        773.51
ETA ENGINEERING                                                               14,765.00
EUTECTIC CORPORATION                                                             123.10
EVANS RADIATOR SHOP, INC                                                          55.00
EXCEL TECHNOLOGIES                                                               181.00
EXCELSIOR, INC                                                                   137.00
FAMILY SUPPORT REGISTRY                                                          585.12
FASTRAK SORTWORKS, INC                                                         2,510.00
FEDERAL RESERVE                                                                  450.00
FEI LYNCHBURG #75                                                                187.52
FERBEE-JOHNSON CO                                                              5,187.72
FIRE & SAFETY EQUIPMENT                                                          150.50
FIREBRICK ENGINEERS COMPANY                                                   19,450.00
FMC TECHNOLOGIES                                                                 362.75
FOLKS, MELANIE                                                                 1,625.96
FOSECO                                                                        57,587.00
FOSTER ELECTRIC CO                                                             2,202.29
FREEMAN MFG & SUPPLY                                                              83.97
G E SUPPLY                                                                     2,993.82
G.E. CAPITAL                                                                   7,228.00
GENERAL KINEMATICS                                                             2,091.00
GIVENS, RICHARD                                                                  595.00
GLOBE METALLURGICAL                                                          271,526.00
HAJOCA CORPORATION                                                             2,016.34
HARBISON-WALKER REFRACTORIES                                                  25,343.76
HARTLEY CONTROLS CORP                                                             89.00
HELEN P. PARRISH                                                                 414.00
HELWIG CARBON, INC                                                                64.78
HERAEUS ELECTRO-NITE CO                                                       13,082.82
HERB'S TOOL GRINDING & SALES                                                     771.63
HERMITAGE AUTOMATION                                                             495.55
HI TECH MACHINING, LLC                                                         9,872.78
HILL AND GRIFFITH                                                             39,069.07
HOMESTEAD MATERIALS HANDLING                                                   4,917.15
HOPKINS, WILLIAM D                                                               142.02
HUBBELL INDUSTRIAL CONTROLS                                                    1,195.91
I.A.M. NATIONAL PENSION FUND                                                   2,125.15
IFS INDUSTRIES                                                                 7,975.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JUNE 2005

                   VENDOR                                           TOTAL DISBURSEMENTS
---------------------------------------------                       -------------------
INDUSTRIAL SUPPLY CORP                                                        18,908.28
INFORMATION HANDLING SERVICES                                                    763.77
INGERSOLL-RAND CO                                                                133.38
INTERNATIONAL ASSOC                                                              396.00
INTERNATIONAL QUALITY CONTROL                                                  1,175.00
J & H MACHINE TOOLS                                                              804.17
J.F. DEACON GARAGE                                                               240.15
J.P. NISSEN CO                                                                   105.35
JACKSON WANDA K                                                                  396.92
JAMES T. DAVIS                                                                 1,817.53
JDN LEASING                                                                    3,751.46
JEFFERSON GALLERIES                                                            1,507.76
JESUS BARAJAS CARLOS                                                           2,731.29
JOBE& COMPANY                                                                    282.16
KATHRYN'S FLOWER SHOP                                                             54.60
KEETER-DIXON-PEARRE                                                              370.00
KENT RUDBECK                                                                     480.00
KINDT COLLINS CO                                                                 586.39
KING TESTER CORP                                                                  78.94
LABORATORY CORP. OF AMERICA                                                      154.00
LAKE ERIE LOGISTICS, INC                                                       1,550.00
LAWRENCE EQUIPMENT                                                               495.67
LINA                                                                             433.00
LOWE'S HOME CENTERS, INC                                                         158.00
LYNCHBURG BRANCH OF BLUE RIDGE AREA FOOD                                         150.00
LYNCHBURG BUSINESS MACHINES                                                       95.75
LYNCHBURG HILLCATS                                                               100.00
LYNCHBURG STAMP & ENGRAVING CO                                                    17.30
MACDERMID INC                                                                    206.63
MASTER GAGE & TOOL CO                                                          1,900.00
MAXIM SYSTEMS                                                                    892.30
MAY DEPARTMENT STORES                                                            865.90
MAYBERRY, SUSIE                                                                1,565.48
MCBRIDE BLACKBURN OPTICIANS                                                      159.50
MCI COMM SERVICE                                                                  11.93
MCMASTER-CARR SUPPLY                                                             402.21
MECHANICAL TECHNOLOGIES                                                        2,796.17
MEDICAL ASSOCIATES OF CENTRAL VA                                                 155.50
METSO MINERALS IND                                                             2,101.71
MIRIAM'S HOUSE, INC                                                              150.00
MOORE WALLACE N. AMERICA, INC                                                  2,625.61
MOORE'S MACHINE CO                                                            10,447.50
MORRIS MATERIAL HANDLING                                                         597.16
MOTION INDUSTRIES                                                              1,417.05
NATIONAL AUTO PARTS                                                              975.43
NATIONAL MATERIAL TRADING                                                    374,782.00
NOEL SYSTEMS                                                                      98.95
NORTH AMERICAN MFG CO                                                             71.89
OMNI WAREHOUSING DIVISION                                                      2,336.60
OMNISOURCE FT WAYNE                                                        2,271,291.00
O-N MINERALS JAMES RIVER OPERATIONS                                            8,000.00
OSBORNE INTERNATIONAL                                                         21,204.40
PALLETONE OF VA                                                                5,039.16
PATCHELL, KENNETH R.                                                             287.49
PAYROLL (INCLUDES CORP DISBURSEMENTS)                                      2,823,453.68
PEARSON EQUIPMENT                                                                199.20
PIEDMONT AREA JOURNAL                                                            550.00
PIEDMONT FOUNDRY SUPPLY                                                      162,799.48
PITNEY BOWES CREDIT CORP                                                         698.92
PORTER WARNER IND                                                             86,676.00
POTOMAC ENVIRONMENTAL                                                          6,330.60
POWELL'S TRUCK & EQUIPMENT                                                       585.84
PRECISION HYDRAULICS CO                                                       20,252.53
PROCHEM ANALYTICAL                                                               205.00
PROVIDENT LIFE                                                                    81.46
PROVIDENT LIFE & ACCIDENT                                                      4,849.22
QSI, INC                                                                         750.04

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JUNE 2005

                       VENDOR                                       TOTAL DISBURSEMENTS
-----------------------------------------------------               -------------------
R.I. LAMPUS                                                                   77,113.84
RAMSEY, MARTHA                                                                 1,569.49
RED HILL GRINDING WHEEL                                                        6,716.20
REGION 2000                                                                    1,000.00
REI CONSULTANTS                                                                1,184.30
RICHARD STEEL COMPANY                                                          1,298.00
RICHMOND SECURITY SERVICES                                                     9,864.46
RIVER RIDGE SUPPLY CO                                                             44.51
ROBERTS SINTO CORP                                                                65.79
ROSE OFFICE SYSTEMS                                                              719.00
RSC                                                                            3,213.00
RUBLE, GAIL                                                                    1,017.37
SAFETY-KLEEN                                                                     396.00
SAF-GARD SAFETY SHOE                                                           2,709.71
SALEM TOOLS                                                                      399.52
SCHAEFER BRUSH MFG                                                             1,885.86
SERVICE FIRST                                                                    581.60
SHANAFELT MFG                                                                    366.44
SHEPHERDS FABRICS & SUPLS                                                        128.00
SIGNS, LOGOS, AND MORE                                                            70.00
SIMMS, DAVID                                                                     158.25
SMITH SERVICES                                                                18,545.66
SMITH, DEBORAH                                                                 1,059.94
SOUTHERN AIR                                                                   2,676.41
SOUTHERN MAINTENANCE SUPPLY                                                    1,099.09
SPECIAL K LANDSCAPING                                                          6,100.00
SPECIALTY FOUNDRY PRODUCTS                                                    28,452.07
SPRAYING SYSTEMS                                                                 755.39
STERICYCLE INC                                                                   444.80
SUNBELT RENTALS                                                                1,691.25
SUPERIOR GRAPHITE                                                             48,735.00
TDC FILTER MANUFACTURING, INC                                                  7,611.00
TEMPLETON'S MKT                                                                  299.37
TENNANT COMPANY                                                                  339.60
TEST EQUIPMENT DIST LLC                                                          476.61
THE MASA CORP                                                                  1,585.85
THERMO ELECTRON SCIENTIFIC                                                       205.12
THOMPSON TRUCKING                                                             39,869.48
TICE - ANDERSON, PATSY                                                           344.74
TOMLIN, LINDA                                                                  1,533.09
TORRENCE PLUMBING                                                                168.19
TRANSMAN                                                                      30,436.00
TREASURER OF VA                                                               16,520.49
TREASURER OF VIRGINIA                                                            100.00
TRI-STATE TECH SALES                                                             538.58
TUCKER, DAVID                                                                  5,389.65
TUSCOLA SAGINAW BAY RAILWAY                                                   68,184.00
U S ELECTRICAL TOOL                                                            1,061.00
U.S. DEPT OF TRANSPORTATION - HAZMAT REGISTRATION FEE                            300.00
UMETCO INC                                                                    15,540.00
UNITED COMPUTER CAPITAL CORP                                                     758.00
UNITED HYDRAULICS INC                                                         36,551.76
UNITED RENTALS                                                                   785.50
UNITED WAY OF CENTRAL VA                                                         373.50
UPS SUPPLY CHAIN SOLUTIONS, INC                                                  489.48
VA CAROLINA BELTING                                                           13,002.97
VA DEPT OF TAX                                                                 1,174.31
VA FLUID POWER                                                                   184.00
VALLEY FASTENERS                                                               3,267.31
VBS                                                                            3,649.50
VERIZON                                                                        2,550.54
VIRGINIA AUTO PARTS                                                              145.00
VIRGINIA ELECTRONIC COMPONENTS                                                   196.28
VIRGINIA METAL SERVICE                                                           119.50
W.E.L. ENTERPRISES                                                            17,856.50
WEBER MARKING SYSTEMS                                                            250.84
WENDT DUNNINGTON                                                                 278.83

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
JUNE 2005

           VENDOR                                                   TOTAL DISBURSEMENTS
-----------------------------                                       -------------------
WEXFORD SAND COMPANY                                                          45,820.00
WHEELABRATOR                                                                   5,757.34
WHEELABRATOR ABRASIVES                                                        57,552.00
WHITING CORPORATION                                                            5,569.00
WIGGINGTON RD FAMILY PRACTICE                                                    207.00
WILLIAMS, CLARENCE                                                             6,389.79
WILLIAMSON & WILMER                                                               56.84
WILSON WELDING CO                                                              8,796.00
WILSON/SHORE INSTRUMENTS                                                         595.00
WINGFOOT LLC TIRE SYSTEMS                                                      2,882.00
WIRELESS SOLUTIONS                                                               192.00
WOODS, ROGERS                                                                    393.57
WOODS, ROGERS                                                                    672.77
WOOLDRIDGE HEATING & AIR                                                         275.00
XEROX CORPORATION                                                              1,862.96
XPEDX                                                                         19,695.07
ZONES, INC                                                                       465.00
                                                                    -------------------
                                                                    $      8,982,673.70

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 6/30/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                $          -

Actual Outstanding Checks                     204,239.39

Unadjusted GL Balance                         204,239.39
                                            ------------

Difference                                  $          -
                                            ============

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

  DATE                 CHECK                OUTSTANDING
 10/8/04               15418               $       28.35
 10/8/04               15419                       85.61
 10/8/04               15421                       28.35
10/11/04               15430                       52.67
10/14/04               15447                       42.76
10/15/04               15452                      296.64
10/22/04               15555                       48.50
 4/12/05               19012                    3,239.70
  5/6/05               19591                    6,020.00
  5/6/05               19619                      442.36
 5/20/05               19938                      112.85
 5/27/05               20099                    2,070.00
 5/27/05               20100                      267.38
 5/27/05               20102                      105.65
  6/1/05               20155                      348.60
  6/1/05               20156                       14.15
 6/14/05               20594                    1,490.07
 6/17/05               20676                      396.00
 6/17/05               20714                    2,373.00
 6/17/05               20729                      166.44
 6/21/05               20745                    4,538.34
 6/21/05               20746                    1,625.96
 6/21/05               20748                    1,569.49
 6/21/05               20749                      559.23
 6/21/05               20753                       19.57
 6/21/05               20754                       10.50
 6/21/05               20774                    1,417.05
 6/21/05               20775                       65.79
 6/21/05               20776                      358.90
 6/21/05               20779                       66.60
 6/21/05               20780                    1,434.00
 6/21/05               20781                      719.32
 6/23/05               20787                      161.52
 6/23/05               20788                      161.52
 6/23/05               20789                      308.01
 6/23/05               20790                      306.25
 6/23/05               20791                      399.89
 6/24/05               20807                    5,189.07
 6/24/05               20814                      424.07
 6/24/05               20826                    3,751.46
 6/24/05               20827                      526.29
 6/24/05               20829                       95.75
 6/24/05               20842                       44.51
 6/24/05               20850                    4,184.96
 6/24/05               20857                      240.00
 6/24/05               20861                       11.93
 6/24/05               20862                      287.49
 6/24/05               20865                    2,714.00
 6/24/05               20872                      226.14
 6/24/05               20873                       19.00
 6/24/05               20874                      100.20
 6/24/05               20875                       54.63
 6/24/05               20877                       96.80
 6/24/05               20879                       34.65
 6/24/05               20880                        7.50
 6/24/05               20881                      443.15
 6/24/05               20882                       35.16
 6/24/05               20883                      138.55
 6/24/05               20884                      131.60
 6/24/05               20885                    3,559.50
 6/24/05               20886                    2,015.64
 6/24/05               20887                    2,373.00
 6/24/05               20888                      807.50
 6/24/05               20889                       14.65
 6/24/05               20894                      160.80
 6/24/05               20895                      215.00
 6/24/05               20896                        6.00
 6/24/05               20897                      854.74
 6/27/05               20899                      195.73
 6/27/05               20900                      187.57
 6/27/05               20901                       98.40
 6/28/05               20909                    1,016.00
 6/28/05               20910                      310.27
 6/28/05               20911                    1,308.75
 6/28/05               20912                    1,175.00
 6/28/05               20913                      183.34
 6/28/05               20915                   15,393.44
 6/28/05               20916                    7,015.02
 6/28/05               20917                      207.00
 6/28/05               20918                      142.02
 6/28/05               20919                      216.50
 6/28/05               20920                      155.50
 6/28/05               20921                    2,421.65
 6/28/05               20922                      301.30
 6/28/05               20923                      186.75
 6/28/05               20924                      191.25
 6/28/05               20925                       11.19
 6/28/05               20926                    2,174.40
 6/28/05               20927                      851.56
 6/28/05               20928                       36.38
 6/28/05               20929                       71.83
 6/28/05               20930                        8.50
 6/28/05               20931                    1,573.04
 6/28/05               20932                       25.99
 6/28/05               20935                       30.28
 6/28/05               20936                      404.95
 6/28/05               20937                       15.82
 6/28/05               20938                    4,100.00
 6/28/05               20939                    1,090.00
 6/28/05               20940                      340.20
 6/28/05               20941                       16.00
 6/28/05               20942                      284.08
 6/28/05               20943                       75.24
 6/28/05               20944                       64.40
 6/28/05               20945                       48.72
 6/28/05               20947                      360.00
 6/28/05               20948                       13.76
 6/28/05               20949                      876.00
 6/28/05               20950                       16.53
 6/28/05               20951                    1,150.00
 6/28/05               20952                      260.00
 6/28/05               20953                      398.13
 6/28/05               20954                      195.00
 6/28/05               20955                      673.28
 6/28/05               20956                      150.40
 6/28/05               20957                    1,434.00
 6/28/05               20958                      504.78
 6/28/05               20959                    2,882.00
 6/29/05               20960                      159.00
 6/29/05               20961                   30,870.00
 6/29/05               20962                      966.33
 6/29/05               20964                      286.59
 6/29/05               20965                       43.20
 6/29/05               20966                      240.15
 6/29/05               20967                    2,714.00
 6/30/05               20973                      439.15
 6/30/05               20974                      972.00
 6/30/05               20975                      322.07
 6/30/05               20977                       33.77
 6/30/05               20978                       11.19
 6/30/05               20979                    2,174.40
 6/30/05               20980                       66.00
 6/30/05               20981                       44.80
 6/30/05               20982                       16.58
 6/30/05               20983                      884.06
 6/30/05               20984                      884.06
 6/30/05               20985                      361.68
 6/30/05               20986                      937.70
 6/30/05               20987                      281.33
 6/30/05               20988                      170.40
 6/30/05               20989                      242.65
 6/30/05               20990                      117.70
 6/30/05               20991                    1,895.53
 6/30/05               20992                      260.50
 6/30/05               20993                    7,828.00
 6/30/05               20994                    4,844.75
 6/30/05               20995                      518.75
 6/30/05               20996                       13.03
 6/30/05               20997                       84.00
 6/30/05               20998                   19,450.00
 6/30/05               20999                      318.95
 6/30/05               21000                      915.84
 6/30/05               21001                       15.00
 6/30/05               21002                       54.78
 6/30/05               21003                       10.00
 6/30/05               21004                      120.00
 6/30/05               21005                       12.89
 6/30/05               21006                    1,120.00
 6/30/05               21007                    2,379.00
 6/30/05               21008                      178.80
 6/30/05               21009                      785.50
 6/30/05               21010                       42.35
 6/30/05               21011                      478.00
 6/30/05               21012                      206.20
 6/30/05               21013                    1,912.00
 6/30/05               21014                    6,600.00

                                           $  204,239.39

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                                          CASE NO. 04-67606
                                                               LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                                               ---------------------------------------
                           ACCOUNT TYPE                        LOCKBOX                      DEPOSITORY
                             ACCOUNT #                         1599583                      5401086474
                               BANK                            Bank One                      Stan Fed
BEGINNING BANK BALANCE                                                -                              -
RECEIPTS                                                              -                              -
TRANSFERS IN  (CORPORATE)                                             -                              -
DIP INFLOW                                                            -                              -
DISBURSEMENTS                                                         -                              -
TRANSFERS OUT (CORPORATE)                                             -                              -
DIP REPAYMENT                                                         -                              -
                                                               --------                     ----------
ENDING BANK BALANCE                                                   -                              -

CORPORATE DEBIT MEMOS                                                                            7,349
                                                                                            ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                   $ 7,349
                                                                                            ==========

NOTE: Radford's payroll is consolidated with the Corporate payroll due to immateriality

NOTE II: Radford's disbursements are paid for and allocated by Corporate.

RADFORD FOUNDRY                CASE NO. 04-67606
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                               TOTAL DISBURSEMENTS
---------------------                        -------------------
AETNA                                        $            103.58

CITY OF RADFORD                                         7,061.28

LINA (FORMERLY CIGNA)                                       8.00

NORFOLK SOUTHERN                                           27.00

PROVIDENT LIFE                                             49.59

TREASURER OF VIRGINIA                                     100.00
                                             -------------------
                                             $          7,349.45

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  LYNCHBURG FOUNDRY, INC.    Capacity:    ___    Shareholder
       Case Number:  04-67606                  ___    Officer
                                               ___    Director
                                               ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:               Weekly      or      Monthly

                                         _______             _______

CURRENT BENEFITS PAID:                   Weekly      or      Monthly

                  Health Insurance       _______             _______

                  Life Insurance         _______             _______

                  Retirement             _______             _______

                  Company Vehicle        _______             _______

                  Entertainment          _______             _______

                  Travel                 _______             _______

                  Other Benefits         _______             _______

                  Total Benefits         _______             _______

CURRENT OTHER BENEFITS PAID:             Weekly      or      Monthly

                  Rent Paid              _______             _______

                  Loans                  _______             _______

                  Other (Describe)       _______             _______

                  Other (Describe)       _______             _______

                  Other (Describe)       _______             _______

                  Total Other Payments   _______             _______

CURRENT TOTAL OF ALL PAYMENTS:           Weekly      or      Monthly

                                         _______             $     0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE                     CARRIER                     POLICY PERIOD
--------------------               --------------               -----------------
Property                           Lloyds                       11/1/04-11/1/05
Boiler/Machine                     Hartford                     11/1/04-11/1/05
Cargo                              Fireman's Fund               11/1/04-11/1/05
Truck Cargo                        Fireman's Fund               11/1/04-11/1/05

Aviation                           USAIG                        11/1/04-11/1/05

Fiduciary                          St. Paul                     11/1/04-11/1/05

Primary D&O                        St. Paul                     11/1/04-11/1/05
Excess D&O                         Chubb                        11/1/04-11/1/05
Excess D&O                         Platte River                 11/1/04-11/1/05

Crime                              AIG                          12/1/04-12/1/05

General Liability                  ACE                          12/22/04-12/22/05
Umbrella                           National Union               12/22/04-12/22/05

Workers' Comp                      ACE                          12/22/04-6/22/05
Excess Workers' Comp               ACE                          12/22/04-12/22/05

Auto                               ACE                          12/22/04-12/22/05

Foreign (DIC)                      ACE                          12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )       CASE NO: 04-67608
                                    )       Chapter 11
                                    )       Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.             )
                      Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       [X]     Operating Statement                 (Form 2)

       [X]     Balance Sheet                       (Form 3)

       [X]     Summary of Operations               (Form 4)

       [X]     Monthly Cash Statement              (Form 5)

       [X]     Statement of Compensation           (Form 6)

       [X]     Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                          YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                          YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                          YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                          YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005               /s/  Robert E. Belts
                                   ---------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer  (248) 952-2500
                                   -----------------------  --------------
                                   Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                  CASE #04-67608
                                                     NORTHERN
                                                     CASTINGS
                                        -------------------------------------
                                        Current Month      Total Since Filing
                                        -------------      ------------------
 Net Sales                                  1,864                14,511

Cost of Goods Sold
Materials and Freight                         158                 3,473
Wages - Hourly                                299                 2,111
Wages-Salary                                   88                   748
Employee Benefits and Pension                 188                 1,027
 Repairs & Maintenance                         84                   743
Supplies                                      150                   864
Utilities                                     139                 1,309
Purchased Components/Services                 137                   702
Income(loss) from Pattern Sales               (12)                 (180)
 Fixed Asset - (gain/loss)                      -                     -
 MIS Expense                                   12                   107
 Travel & Entertainment                         4                    21
 Other Variable Costs                         130                   415
 Depreciation & Amortization                   39                   372
 Other Allocated Fixed Costs                    -                     -
 Other Fixed Costs                             71                   225
                                            -----                ------
Cost of Goods Sold                          1,487                11,937

Gross Profit                                  377                 2,574

Plant SG&A Expense                             (1)                   (2)
SG&A Expense - Allocation (Sched 1)            51                   445
 Other Operating Expenses                       -                     -
                                            -----                ------
 Total Operating Expenses                      50                   443

 Operating Profit                             327                 2,131

 Outside Interest Income                        -                     -
 Outside Interest (Expense)                     -                     -
 Intercompany Interest Income                   -                     -
 Intercompany Interest (Expense)              (25)                 (139)
 Charges (From) Affiliates                      -                     -
 Charges To Affiliates                          -                     -
Income/Loss From European Operations            -                     -
 Other Income/(Expense)                         -                     -
                                            -----                ------
 Total Non-Operating Expenses                 (25)                 (139)

 Income Before Income Taxes                   302                 1,992

 Income Tax Expense                             -                     4

                                            -----                ------
 Net Income                                   302                 1,988
                                            =====                ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                     June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                           June
                                           ----
Officer Compensation                      $  189
Salary Expense other Employees               892
Employee Benefits and Pension                107
Payroll Taxes                                 53
Other Taxes                                    0
Rent and Lease Expense                       212
Interest Expense
Insurance                                     63
Automobile and Truck Expense                  11
Utilities(Gas Electric, Phone)                43
Depreciation                                  86
Travel and Entertainment                     114
Repairs and Maintenance                       98
Advertising/Promotion                         10
Supplies, Office Expense                      42

OTHER:
Contributions                                  0
Professional Fees - Audit/Tax                350
Bank Fees                                     28
Public Reporting Fees                         15
Employee Relocation/Training                  17
Data Processing                               27
Dues and Subscriptions                        15
Outside Services                              92
Project Development Costs net of Billings    (32)
Director Fees                                 25
Miscellaneous                                  5
Legal Fees                                    10
Cost Allocation - Europe                     (78)
Cost Allocation - Out                       (254)
                                          ------
                                          $2,143
                                          ======

Allocation:
Wagner Castings                              191
Northern Castings                             51
Ironton Iron                                   0
Lynchburg Foundry                            193
Columbus Foundry                             313
Wagner Havana                                  0
Intermet U.S. Holdings                       261
Cast-Matic Corp.                              82
Diversified Diemakers                        257
Ganton Technologies                          168
Tool Products                                137
Corporate                                    490
                                          ------
Total                                     $2,143
                                          ======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                          CASE #04-67608
                                          --------------
                                             NORTHERN
                                             CASTINGS
                                          --------------
 Cash And Equivalents                        $      -
 Accounts Receivable                            3,121
 Short-Term Intercompany Receivables                -
 Inventories                                    1,100
 Other Current Assets                               3
                                             --------
    TOTAL CURRENT ASSETS                        4,224

 Land and Buildings                             2,266
  Machinery & Equipment                         9,566
  Construction In Progress                      1,042
                                             --------
  Total Fixed Assets                           12,874
  Accumulated Depreciation                    (10,099)
                                             --------
    NET FIXED ASSETS                            2,775

  Investment In Subsidiaries                        -
 Investment In European Operations                  -
  Long-Term Intercompany Receivables           10,577
  Deferred Taxes, Long-Term Asset                   -
  Other Assets                                    118
                                             --------

    TOTAL ASSETS                             $ 17,694
                                             ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                            $    492
 Wages and Salaries  (See schedule)               109
 Taxes Payable - (See schedule)                   132
                                             --------
  TOTAL POST PETITION LIABILITIES                 733

SECURED LIABILITIES:
SECURED DEBT                                        -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                               -
 Accrued Tax - State                                -
 Accrued Property Taxes                            29
 Accrued Workers Comp.                             49
 Accrued Payroll                                    -
Accrued Payroll Taxes                               -
                                             --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         78

UNSECURED LIABILITIES
Accounts Payable                                1,661
Senior  & IDR Bonds                                 -
                                             --------
TOTAL UNSECURED LIABILITIES                     1,661

OTHER LIABILITIES
Accrued Liabilities                               313
Short-Term Intercompany Payables                    1

 Retirement Benefits                                -
 Deferred Taxes - Long-Term Liability               -
 Other Long-Term Liabilities                        -
 Long-Term Intercompany Payables                    -
 Minority Interest                                  -
                                             --------
 TOTAL LIABILITIES                              2,786

 Common Stock                                       -
 Capital In Excess Of Par Value                 1,800
Retained Earnings - Prepetition                11,120
Retained Earnings - Post Petition               1,988
Equity In European Operations
 Accumulated Translation Adjustment                 -
 Minimum Pension Liability Adjustment               -
 Unearned Restricted Stock                          -
                                             --------
TOTAL SHAREHOLDER EQUITY                       14,908
                                             --------
 TOTAL LIABILITIES AND EQUITY                $ 17,694
                                             ========

PERIOD ENDED: 06-30-05        NORTHERN CASTINGS CORP.             CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                           Balance
                                         as of    Accrued /  Payments /    as of
                                        5/31/05    Withheld   Deposits   06/30/05
                                      ----------  ---------  ----------  ---------
Income tax withheld: Federal          $   (5,488) $ (38,225) $   40,971  $  (2,742)
Income tax withheld: State                (2,683)   (17,087)     18,408     (1,363)
Income tax withheld: Local                     0          0           0          0
FICA Withheld                             (5,667)   (29,306)     31,910     (3,063)
Employers FICA                            (5,373)   (29,306)     31,910     (2,769)
Unemployment Tax: Federal                 (5,042)    (5,248)         61    (10,230)
Unemployment Tax: State                        0          0           0          0
All Other Payroll W/H                          0          0           0          0

State Taxes: Inc./Sales/Use/Excise        (1,528)    (2,118)      1,360     (2,286)
Property Taxes                            (7,556)    (2,000)          0     (9,556)

Workers Compensation                      (5,057)  (105,000)     10,431    (99,626)
                                      ----------  ---------  ----------  ---------

Total                                 $  (38,395) $(228,290) $  135,051  $(131,634)

Wages and Salaries                       (68,833)  (662,308)    622,353   (108,789)
                                      ----------  ---------  ----------  ---------

Grand Total                           $ (107,228) $(890,598) $  757,404  $(240,423)
                                      ==========  =========  ==========  =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)             Total    0-30 Days   30-60 Days  Over 60 Days
                                         -----    ---------   ----------  ------------
Accounts Payable                      $  491,927  $  491,927  $        0  $          0
Accounts Receivable                   $3,222,017  $2,750,141  $  252,779  $    219,097

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                     MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                          CASE # 04-67608
                                                    NORTHERN CASTINGS (HIBBING)
                                    ------------------------------------------------------------------
       ACCOUNT TYPE                 LOCKBOX 77122    DEPOSIT        AP       PR (HOURLY)   PR (SALARY)
        ACCOUNT #                      1261483      5401086458  2770716435    2770716427   2770716682
          BANK                         Bank One     Stan. Fed.  Stan. Fed.    Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                          -            -           -              -           -
RECEIPTS                                        -      923,427           -              -           -
TRANSFERS IN (CORPORATE)                        -            -     643,761        285,980      73,643
DIP INFLOW                                      -            -           -              -           -
DISBURSEMENTS                                   -            -    (643,761)      (285,980)    (73,643)
TRANSFERS OUT (CORPORATE)                       -     (923,427)          -              -           -
DIP REPAYMENT                                   -            -           -              -           -
                                    -------------  -----------  ----------  -------------  ----------
ENDING BANK BALANCE                             -            -           -              -           -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE              329,750
CHECKS ISSUED                                                      724,196
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)             458,187
CORPORATE DEBIT MEMOS                                               11,493
                                                                ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)    $1,523,626
                                                                ==========

OUTSTANDING CHECKS AS OF MAY 31                                    102,090
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                   -
CHECKS ISSUED DURING JUNE                                          724,196
CHECK CLEARED DURING JUNE                                         (642,401) Dept of Revenue EFT of $ 1,360 Excluded.
                                                                ----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)    $  183,885
                                                                ==========

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
3 RIVERS TRUCKING                                     $    17,650.42
ACE INSURANCE                                               1,046.17
ADVANCED TECHNOLIGIES                                         110.00
ADVANCED TECHNOLIGIES                                          44.00
AETNA                                                       1,475.04
AIRGAS                                                      4,604.34
AIRGAS                                                      2,153.80
AIRGAS                                                      1,877.87
AIRGAS                                                         48.16
AIR-HYDRAULICS                                                957.02
AIR-HYDRAULICS                                                389.12
ALLIED MINERAL PRODUCTS                                     1,499.52
ALTER TRADING                                              26,597.65
AMERICAN COLLOID                                            6,778.67
AMERICAN COLLOID CO                                         8,460.32
AMERICAN COLLOID CO                                         6,865.12
AMERICAN COLLOID COMPANY                                    6,885.70
AMERICAN COLLOID COMPANY                                    6,830.82
AMERIPRIDE LINED                                              718.48
AMERIPRIDE LINEN                                              363.21
AMERIPRIDE LINEN & APPAREL                                    446.12
AMERIPRIDE LINEN AND APPAREL                                  359.27
ANDERSON-CRANE RUBBER                                          59.75
ANDERSON'S FURNITURE                                          318.44
ARROWHEAD BATTERY                                              90.53
AUTOWEB                                                       285.71
B & R ENGINEERING                                           1,771.90
B & R ENGINEERING                                           1,347.50
B & R ENGINEERING                                             207.00
B&R ENGINEERING                                               207.00
B&R ENGINEERING                                               207.00
BALDWIN SUPPLY                                              3,278.76
BALDWIN SUPPLY                                                532.01
BEAR COUNTRY MARKETING                                        891.10
BEAR COUNTRY MARKETING                                        665.00
BEHR IRON                                                 190,281.00
BEHR SPECIALTY                                              3,180.00
BERGAN, RON                                                   569.49
BOB SCOFIELD TRUCKING                                       4,035.55
BOB SCOFIELD TRUCKING                                       3,863.55
BOB SCOFIELD TRUCKING                                       3,817.28
BOB SCOFIELD TRUCKING                                       3,654.89
BOB SCOFIELD TRUCKING                                       3,001.18
BOUGALIS CONSTRUCTION                                         360.00
BRAUN INTERTEC ENGINEERING                                  2,249.00
BRUCE DUMOND                                                1,400.00
BRUCE R. SMITH/INT'L UNION                                  2,236.00

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
BUSCHE ENTERPRISE DIV.                                        410.80
BUSCHE ENTERPRISE DIV.                                        196.02
C.A. PICARD                                                    87.16
CARLSON SYSTEM                                              1,552.79
CARPENTER BROTHERS                                          4,656.00
CARQUEST AUTO PARTS                                            44.58
CARQUEST AUTO PARTS                                            30.74
CARQUEST AUTO PARTS                                             7.02
CAST CORPORATION                                           26,373.00
CAST CORPORATION                                           23,864.00
CAST CORPORATION                                           16,670.00
CAST CORPORATION                                           11,772.00
CENTRAL MESABI MEDICAL FOUNDATION                             400.00
CENTRAL TRANSPORT                                           1,280.91
CHAMPION CHISEL WORKS                                       1,030.40
CHECKPOINT MACHINE                                          2,204.80
COMPUWARE                                                     462.00
CUSTOM LETTERING                                              372.00
DISA                                                        6,777.39
DISA                                                        2,551.25
DISA                                                        1,508.00
DISA                                                          704.70
DISA                                                           98.60
DISA INDUSTRIES, INC.                                         875.00
DORSEY & WHITNEY                                            7,695.00
DORSEY & WHITNEY                                              291.86
DULUTH CLINIC                                                 280.00
EESCO                                                       1,409.05
EESCO                                                         276.69
EESCO                                                         224.50
EESCO                                                          41.85
ELKEM                                                      47,217.85
ENTERPRISE                                                    766.34
ERICKSON LUMBER                                               199.01
ERICKSON LUMBER                                                53.25
EXPRESS PRINT                                                 650.18
EXPRESS PRINT                                                 504.81
FASTENAL COMPANY                                            1,564.23
FASTENAL COMPANY                                              360.42
FASTENAL COMPANY                                               54.94
FASTENAL COMPANY                                               42.30
FASTENAL COMPANY                                               39.83
FULL CIRCLE IMAGE                                              20.38
G E CAPITAL                                                 1,017.08
G E CAPITAL                                                 1,017.08
GEARY'S GROCERY                                                43.60
GEARY'S GROCERY                                                43.60
GEARY'S GROCERY                                                32.70

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
GEARY'S GROCERY                                                15.26
GEORGE BOUGALIS                                             2,400.00
GEORGE BOUGALIS                                             1,200.00
GIL-MAR MGF                                                26,000.00
GIL-MAR MGF                                                11,943.75
GIL-MAR MGF                                                 8,505.00
GIL-MAR MGF                                                 3,446.25
GMP LOCAL 21B                                               1,290.00
GREAT WESTERN                                               4,365.96
GREAT WESTERN                                               3,692.00
HENDRICKSON, JEREMY                                            77.64
HERAEUS ELECTRO-NITE CO.                                    4,868.32
HERAEUS ELECTRO-NITE CO.                                    3,092.00
HI TEMP                                                     5,641.42
HIBBING COMMUNITY COLLEGE                                   1,259.35
HIBBING COMMUNITY COLLEGE                                     975.00
HI-TEMP                                                     8,254.22
HI-TEMP                                                     7,473.70
HI-TEMP                                                     7,386.06
HI-TEMP                                                     2,947.67
INFORMATION HANDLING SERVICES                                 763.77
IRS                                                            50.00
IRS                                                            50.00
IRS                                                            50.00
IRS                                                            50.00
J & W INSTRUMENTS, INC.                                       942.89
J.N. JOHNSON                                                  345.06
J.N. JOHNSON                                                  204.11
JASON JUKICH                                                  670.14
KEN'S A-1                                                      30.00
KOINS CORPORATION                                           1,484.00
L & L RENTAL                                                  439.42
L & S ELECTRIC INC.                                         2,307.55
LAND INSTRUMENTS                                            2,981.70
LARPEN METALLURGICAL                                        6,552.00
LARPEN METALLURGICAL SER                                    7,974.00
LARPEN METALLURGICAL SER                                    6,615.00
LARPEN METALLURGICAL SER                                      957.00
LEKATZ, MIKE                                                  109.54
LIFT PRO                                                      495.50
LIFT PRO                                                      471.92
LIFT PRO                                                      289.09
LINA                                                            8.00
LOFTSTROM LAW FIRM                                            719.04
MATTHEW BENDER                                                 90.68
MAX GRAY CONSTRUCTION                                      70,000.00
MCCOMBS TRUCKING                                            1,690.00
MCMASTER-CARR                                                 264.43

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
MCMASTER-CARR                                                  33.29
MCMASTER-CARR                                                  22.36
MESABI OFFICE EQUIPMENT                                       253.47
MESABI OFFICE EQUIPMENT                                       253.47
MESABI OFFICE EQUIPMENT                                        59.59
METOKOTE CORPORATION                                        1,432.00
METOKOTE CORPORATION                                        1,085.08
METOKOTE CORPORATION                                          445.49
MIDTOWN MACHINE                                               244.95
MIDTOWN MACHINE                                                38.34
MIDWEST  MACHINE TOOL SUPPLY                                  661.25
MIDWEST COMPUTER DEPOT                                        430.00
MIDWEST COMPUTER DEPOT                                        182.78
MIKE LEKATZ                                                   964.09
MILLER & CO                                                21,412.16
MINNESOTA INDUSTRIES                                        1,837.11
MINNESOTA INDUSTRIES                                        1,517.89
MINNESOTA INDUSTRIES                                        1,037.51
MINNESOTA POWER                                           131,512.27
MINNESOTA SUPPLY                                              212.14
MINNESTOA INDUSTRIES                                          233.24
MINN-TECH ELECTRONICS                                       3,013.00
MINN-TECH ELECTRONICS                                         441.60
MN CHILD SUPPORT                                            2,466.57
MN DEPT OF CHILD SUPPORT                                    2,532.11
MN DEPT OF PUBLIC SAFETY                                       25.00
MN DEPT OF REVENUE                                             69.51
MN DEPT OF REVENUE                                             34.81
MN DEPT. OF CHILD SUPPORT                                     773.00
MORRIS MATERIAL HANDLING                                    1,007.50
NATIONAL METAL                                              5,150.00
NEW CASTLE E-COATING                                          185.00
NORTH STAR IMAGING                                          2,662.73
NORTHERN BALANCE & SCALE                                    1,865.00
NORTHERN TECHNOLOGIES                                         332.00
NYLUND, JEFF                                                   39.78
OCCUPATIONAL DEV. CENTER                                    1,462.50
OCCUPATIONAL DEV. CENTER                                      990.00
OCCUPATIONAL DEV. CENTER                                      975.00
OCCUPATIONAL DEV. CENTER                                      975.00
OFFICE NORTH, INC.                                            474.57
OFFICE NORTH, INC.                                              8.95
OIL-TEC LABORATORIES                                           16.00
P & H MINEPRO SERVICES                                      1,700.00
PAYROLL (INCLUDES CORP DISBURSEMENTS)                     458,187.10
PITNEY BOWES INC.                                             257.39
PRECISIONS METROLOGY                                        1,365.00
PROVIDENT                                                     389.64

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
PROVIDENT LIFE                                                 67.29
PROXIMITY CONTROLS                                            102.62
PUBLIC UTILITIES                                           12,075.10
QUICK, ALAN                                                   241.88
RADKO IRON                                                    769.37
RADKO IRON                                                     75.55
RADOTICH, INC.                                             26,564.00
RADOTICH, INC.                                             18,240.00
RANGE AUTO GLASS INC                                          194.77
RANGE AUTO GLASS INC                                           44.41
RANGE BUILDING MAINTENANCE                                    198.09
RANGE CORNICE ROOFING                                         170.00
RANGE STEEL FABRICATORS                                     2,313.18
RANGE STEEL FABRICATORS                                     2,120.42
RANGE STEEL FABRICATORS                                     1,156.59
RANGE WATER CONDITIONING                                       47.93
RESERVE ACCT                                                  500.00
RM COTTON COMPANY                                           3,544.80
SAFETY-KLEEN CORP.                                            126.74
SAFETY-KLEEN CORP.                                            126.74
SAFETY-KLEEN CORP.                                             79.00
SEARCH RESOURCES                                            1,222.34
SEARCH RESOURCES                                              295.25
SEARCH RESOURCES, INC.                                        295.25
SEARCH RESOURCES, INC                                         236.20
SEC OF STATE--MN                                              115.00
SECURITAS                                                   2,197.24
SECURITAS                                                   1,610.28
SECURITAS                                                     805.14
SIM SUPPLY INC.                                               454.00
SIM SUPPLY INC.                                               268.61
SIM SUPPLY INC.                                                72.78
ST LOUIS COUNTY                                             6,000.00
ST LOUIS COUNTY                                             5,000.00
STANCO PRODUCTS                                               897.28
STEARNWOOD                                                  6,318.50
SULLIVAN CANDY & SSUPPLY                                      410.75
SULLIVAN CANDY & SUPPLY                                       283.07
SULLIVAN CANDY & SUPPLY                                       266.84
SULLIVAN CANDY & SUPPLY                                       172.40
SULLIVAN CANDY & SUPPLY                                       106.64
SUNNY HILL DIST.                                               13.00
TDS METROCOM                                                  558.50
THERMO ELECTRON SCIENTIFIC                                    660.30
TOWN AND COUNTRY ELECTRIC                                   8,070.97
TOWN AND COUNTRY ELECTRIC                                   6,435.02
TOWN AND COUNTRY ELECTRIC                                   2,960.00
TOYOTA LIFT                                                 2,766.03

NORTHERN CASTINGS CORPORATION                               CASE NO. 04-67608
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                                      TOTAL DISBURSEMENTS
        ------                                      -------------------
TRANSMAN                                                   27,091.32
TRIMARK INDUSTRAIL                                             45.57
TRIMARK INDUSTRAIL                                             45.33
TRITEC OF MN. INC.                                          2,979.00
TRITEC OF MN. INC.                                          2,095.00
TTS                                                           403.24
UNIMIN                                                     12,000.00
VICKERS ENG                                                 2,235.80
VICKERS ENG                                                 1,321.60
VINCENT GENTILLINI                                          1,595.84
VISTA EYES                                                    123.93
WHEELABRATOR GROUP                                          1,287.63
                                                      --------------
                                                      $ 1,523,625.98

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 6/30/05

HIBBING - BANK RECONCILIATION

Bank Balance                          $          -

Actual Outstanding Checks               183,885.07

Unadjusted GL Balance                   183,885.07
                                      ------------
Difference                            $          -
                                      ============

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608

   DATE      CHECK   OUTSTANDING
4/27/2005    76739  $    2,757.72
5/25/2005    76914          35.94
 6/7/2005    76995       2,307.55
 6/8/2005    77028          38.34
6/15/2005    77072       2,249.00
6/15/2005    77075      23,864.00
6/15/2005    77098       1,595.84
6/22/2005    77128      16,670.00
6/22/2005    77141          16.00
6/22/2005    77144       1,156.59
6/22/2005    77147       1,610.28
6/22/2005    77150       6,435.02
6/23/2005    77152          50.00
6/27/2005    77158       1,508.00
6/27/2005    77159       3,278.76
6/29/2005    77162       2,766.03
6/29/2005    77167       2,153.80
6/29/2005    77168       6,778.67
6/29/2005    77169         363.21
6/29/2005    77170          90.53
6/29/2005    77171       1,771.90
6/29/2005    77172         891.10
6/29/2005    77173       4,035.55
6/29/2005    77174         196.02
6/29/2005    77175       1,552.79
6/29/2005    77176       4,656.00
6/29/2005    77177          44.58
6/29/2005    77178      11,772.00
6/29/2005    77179       1,030.40
6/29/2005    77180       2,204.80
6/29/2005    77181          41.85
6/29/2005    77182         504.81
6/29/2005    77183       1,564.23
6/29/2005    77184       1,017.08
6/29/2005    77185       1,200.00
6/29/2005    77186       8,505.00
6/29/2005    77187       3,692.00
6/29/2005    77188       3,092.00
6/29/2005    77189         439.42
6/29/2005    77190       7,974.00
6/29/2005    77191         471.92
6/29/2005    77192          33.29
6/29/2005    77193          59.59
6/29/2005    77194         244.95
6/29/2005    77195         430.00
6/29/2005    77196       1,517.89
6/29/2005    77198         975.00
6/29/2005    77199         769.37
6/29/2005    77200         194.77
6/29/2005    77201       2,120.42
6/29/2005    77202         126.74
6/29/2005    77203         295.25
6/29/2005    77204       2,197.24
6/29/2005    77205         266.84
6/29/2005    77206          13.00
6/29/2005    77207       2,960.00
6/29/2005    77208          45.33
6/29/2005    77209         123.93
6/29/2005    77210         569.49
6/29/2005    77211          77.64
6/29/2005    77212         975.00
6/29/2005    77213       5,301.18
6/29/2005    77214      26,564.00
6/30/2005    77215       5,641.42

                    $  183,885.07

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  NORTHERN CASTINGS CORP.        Capacity:     ___    Shareholder
       Case Number:  04-67608                       ___    Officer
                                                    ___    Director
                                                    ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly         or            Monthly

                                        _______                      _______

CURRENT BENEFITS PAID:                  Weekly         or            Monthly

               Health Insurance         _______                      _______

               Life Insurance           _______                      _______

               Retirement               _______                      _______

               Company Vehicle          _______                      _______

               Entertainment            _______                      _______

               Travel                   _______                      _______

               Other Benefits           _______                      _______

               Total Benefits           _______                      _______

CURRENT OTHER BENEFITS PAID:            Weekly         or            Monthly

               Rent Paid                _______                      _______

               Loans                    _______                      _______

               Other (Describe)         _______                      _______

               Other (Describe)         _______                      _______

               Other (Describe)         _______                      _______

               Total Other Payments     _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly         or            Monthly

                                        _______                      $     0

Dated: JULY 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER                     POLICY PERIOD
--------------                      -------                     -------------
Property                            Lloyds                      11/1/04-11/1/05
Boiler/Machine                      Hartford                    11/1/04-11/1/05
Cargo                               Fireman's Fund              11/1/04-11/1/05
Truck Cargo                         Fireman's Fund              11/1/04-11/1/05

Aviation                            USAIG                       11/1/04-11/1/05

Fiduciary                           St. Paul                    11/1/04-11/1/05

Primary D&O                         St. Paul                    11/1/04-11/1/05
Excess D&O                          Chubb                       11/1/04-11/1/05
Excess D&O                          Platte River                11/1/04-11/1/05

Crime                               AIG                         12/1/04-12/1/05

General Liability                   ACE                       12/22/04-12/22/05
Umbrella                            National Union            12/22/04-12/22/05

Workers' Comp                       ACE                        12/22/04-6/22/05
Excess Workers' Comp                ACE                       12/22/04-12/22/05

Auto                                ACE                       12/22/04-12/22/05

Foreign (DIC)                       ACE                       12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                           )
INTERMET CORPORATION, ET AL      )   CASE NO: 04-67613
                                 )   Chapter 11
                                 )   Judge: Marci B. McIvor
SUDBURY, INC.                    )
                       Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                (Form 2)

     [X]    Balance Sheet                      (Form 3)

     [X]    Summary of Operations              (Form 4)

     [X]    Monthly Cash Statement             (Form 5)

     [X]    Statement of Compensation          (Form 6)

     [X]    Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                    YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                    YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                    YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                    YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                    YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                    /s/  Robert E. Belts
                                        ------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer (248) 952-2500
                                        ----------------------- --------------
                                        Title                   Phone

Intermet Corp. And Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                 CASE # 04-67613
                                                     SUDBURY
                                                      INC.
                                        -----------------------------------
                                        Current Month    Total Since Filing
                                        -------------    ------------------
 Net Sales                                          -                     -

Cost of Goods Sold
Materials and Freight                               -                     -
Wages - Hourly                                      -                     -
Wages-Salary                                        -                     -
Employee Benefits and Pension                       -                     -
 Repairs & Maintenance                              -                     -
Supplies                                            -                     -
Utilities                                           -                     -
Purchased Components/Services                       -                     -
Income(loss) from Pattern Sales                     -                     -
 Fixed Asset - (gain/loss)                          -                     -
 MIS Expense                                        -                     -
 Travel & Entertainment                             -                     -
 Other Variable Costs                               -                     -
 Depreciation & Amortization                        -                   177
 Other Allocated Fixed Costs                        -                     -
 Other Fixed Costs                                  -                    (1)
                                              -------               -------
Cost of Goods Sold                                  -                   176

Gross Profit                                        -                  (176)

Plant SG&A Expense                                  -                     -
SG&A Expense - Allocation (Sched 1)                 -                     -
                                              -------               -------
 Other Operating Expenses                           -                62,559

 Total Operating Expenses                           -                62,559
                                              -------               -------
 Operating Profit                                   -               (62,735)

 Outside Interest Income                            -                     -
 Outside Interest (Expense)                         -                     -
 Intercompany Interest Income                       -                     -
 Intercompany Interest (Expense)                    -                   (13)
 Charges (From) Affiliates                          -                     -
 Charges To Affiliates                              -                     -
Income/Loss From European Operations                -                     -
 Other Income/(Expense)                             -                     -
                                              -------               -------
 Total Non-Operating Expenses                       -                   (13)

 Income Before Income Taxes                         -               (62,748)

 Income Tax Expense                                 -                     -

                                              -------               -------
 Net Income                                         -               (62,748)
                                              =======               =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              June
                                             -------
Officer Compensation                         $   189
Salary Expense other Employees                   892
Employee Benefits and Pension                    107
Payroll Taxes                                     53
Other Taxes                                        0
Rent and Lease Expense                           212
Interest Expense
Insurance                                         63
Automobile and Truck Expense                      11
Utilities(Gas Electric,Phone)                     43
Depreciation                                      86
Travel and Entertainment                         114
Repairs and Maintenance                           98
Advertising/Promotion                             10
Supplies, Office Expense                          42

OTHER:
Contributions                                      0
Professional Fees - Audit/Tax                    350
Bank Fees                                         28
Public Reporting Fees                             15
Employee Relocation/Training                      17
Data Processing                                   27
Dues and Subscriptions                            15
Outside Services                                  92
Project Development Costs net of Billings        (32)
Director Fees                                     25
Miscellaneous                                      5
Legal Fees                                        10
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (254)
                                             -------
                                             $ 2,143
                                             =======

Allocation:

Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        490
                                             -------
Total                                        $ 2,143
                                             =======

Intermet Corp And Subsidiaries
Balance Sheet as of 06-30-2005
($000's)

                                               CASE # 04-67613
                                               ---------------
                                                   SUDBURY
                                                     INC.
                                               ---------------
 Cash And Equivalents                          $             -
 Accounts Receivable                                         7
 Short-Term Intercompany Receivables                         -
 Inventories                                                 -
 Other Current Assets                                        -
                                               ---------------
    TOTAL CURRENT ASSETS                                    7

 Land and Buildings                                       (124)
  Machinery & Equipment                                 (1,953)
  Construction In Progress                             (23,412)
                                               ---------------
  Total Fixed Assets                                   (25,489)
  Accumulated Depreciation                              25,489
                                               ---------------
    NET FIXED ASSETS                                         -

  Investment In Subsidiaries                                 -
 Investment In European Operations                           -
  Long-Term Intercompany Receivables                    12,860
  Deferred Taxes, Long-Term Asset                            -
  Other Assets                                              76
                                               ---------------

    TOTAL ASSETS                               $        12,943
                                               ===============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                              $             -
 Wages and Salaries  (See schedule)                          -
 Taxes Payable - (See schedule)                              -
                                               ---------------
   TOTAL POST PETITION LIABILITIES                           -

 SECURED LIABILITIES:
 SECURED DEBT                                                -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  (2,031)
  Accrued Tax - State                                        -
  Accrued Property Taxes                                    47
  Accrued Workers Comp.                                      -
  Accrued Payroll                                            -
 Accrued Payroll Taxes                                       -
                                               ---------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             (1,984)

 UNSECURED LIABILITIES
 Accounts Payable                                            2
 Senior  & IDR Bonds                                         -
                                               ---------------
 TOTAL UNSECURED LIABILITIES                                 2

 OTHER LIABILITIES
 Accrued Liabilities                                         1
 Short-Term Intercompany Payables                            -

  Retirement Benefits                                        -
  Deferred Taxes - Long-Term Liability                       -
  Other Long-Term Liabilities                                -
  Long-Term Intercompany Payables                       64,312
  Minority Interest                                          -
                                               ---------------
  TOTAL LIABILITIES                                     62,331

  Common Stock                                               -
  Capital In Excess Of Par Value                        86,100
 Retained Earnings - Prepetition                       (72,740)
 Retained Earnings - Post Petition                     (62,748)
 Equity In European Operations                               -
  Accumulated Translation Adjustment                         -
  Minimum Pension Liability Adjustment                       -
  Unearned Restricted Stock                                  -
                                               ---------------
 TOTAL SHAREHOLDER EQUITY                              (49,388)
                                               ---------------
  TOTAL LIABILITIES AND EQUITY                 $        12,943
                                               ===============

PERIOD ENDED: 06-30-05               SUDBURY INC.                CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                  Balance
                                        as of      Accrued /    Payments /       as of
                                      5/31/2005    Withheld     Deposits       6/30/2005
                                      ---------    ---------    ----------     ---------
Income tax withheld: Federal             $ 0          $ 0           $ 0           $ 0
Income tax withheld: State               $ 0          $ 0           $ 0           $ 0
Income tax withheld: Local               $ 0          $ 0           $ 0           $ 0
FICA Withheld                            $ 0          $ 0           $ 0           $ 0
Employers FICA                           $ 0          $ 0           $ 0           $ 0
Unemployment Tax: Federal                $ 0          $ 0           $ 0           $ 0
Unemployment Tax: State                  $ 0          $ 0           $ 0           $ 0
All Other Payroll W/H                    $ 0          $ 0           $ 0           $ 0
                                         $ 0          $ 0           $ 0           $ 0
State Taxes: Inc./Sales/Use/Excise       $ 0          $ 0           $ 0           $ 0
Property Taxes                           $ 0          $ 0           $ 0           $ 0
                                         $ 0

Workers Compensation                       0            0             0             0
                                         ---          ---           ---           ---

Total                                    $ 0          $ 0           $ 0           $ 0

Wages and Salaries                         0            0             0             0
                                         ---          ---           ---           ---

Grand Total                              $ 0          $ 0           $ 0           $ 0
                                         ===          ===           ===           ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)               0-30 Days         30-60 Days       Over 60 Days
Accounts Payable                             $ 0                $ 0            $     0
Accounts Receivable                          $ 0                $ 0            $ 7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                                   MONTHLY CASH STATEMENT

                                      CASE # 04-67613
                                        SUDBURY, INC.
                             --------------------------------
      ACCOUNT TYPE             INVESTMENT        INVESTMENT
       ACCOUNT #              413046662076      413046663076
        BANK                 Morgan Stanley    Morgan Stanley
                             --------------    --------------
BEGINNING BANK BALANCE                    -               541
RECEIPTS                                  -                 -
TRANSFERS IN (CORPORATE)                  -                 -
DIP INFLOW                                -                 -
DISBURSEMENTS                             -                 -
TRANSFERS OUT (CORPORATE)                 -                 -
DIP REPAYMENT                             -                 -
                                        ---               ---
ENDING BANK BALANCE                       -               541

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.          Capacity:     ___      Shareholder
      Case Number: 04-67613                ___      Officer
                                           ___      Director
                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:      Weekly    or      Monthly
                                ______            _______

CURRENT BENEFITS PAID:          Weekly    or      Monthly

      Health Insurance          ______            _______

      Life Insurance            ______            _______

      Retirement                ______            _______

      Company Vehicle           ______            _______

      Entertainment             ______            _______

      Travel                    ______            _______

      Other Benefits            ______            _______

      Total Benefits            ______            _______

CURRENT OTHER BENEFITS PAID:    Weekly    or      Monthly

      Rent Paid                 ______            _______

      Loans                     ______            _______

      Other (Describe)          ______            _______

      Other (Describe)          ______            _______

      Other (Describe)          ______            _______

      Total Other Payments      ______            _______

CURRENT TOTAL OF ALL PAYMENTS:  Weekly    or      Monthly

                              ______                $ 0

Dated: JULY 20, 2005                   ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE           CARRIER            POLICY PERIOD
--------------------     --------------     ---------------
Property                 Lloyds             11/1/04-11/1/05
Boiler/Machine           Hartford           11/1/04-11/1/05
Cargo                    Fireman's Fund     11/1/04-11/1/05
Truck Cargo              Fireman's Fund     11/1/04-11/1/05

Aviation                 USAIG              11/1/04-11/1/05

Fiduciary                St. Paul           11/1/04-11/1/05

Primary D&O              St. Paul           11/1/04-11/1/05
Excess D&O               Chubb              11/1/04-11/1/05
Excess D&O               Platte River       11/1/04-11/1/05

Crime                    AIG                12/1/04-12/1/05

General Liability        ACE                12/22/04-12/22/05
Umbrella                 National Union     12/22/04-12/22/05

Workers' Comp            ACE                12/22/04-6/22/05
Excess Workers' Comp     ACE                12/22/04-12/22/05

Auto                     ACE                12/22/04-12/22/05

Foreign (DIC)            ACE                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )    CASE NO: 04-67602
                                       )    Chapter 11
                                       )    Judge: Marci B. McIvor
SUDM, INC.                             )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]    Operating Statement                 (Form 2)

     [X]    Balance Sheet                       (Form 3)

     [X]    Summary of Operations               (Form 4)

     [X]    Monthly Cash Statement              (Form 5)

     [X]    Statement of Compensation           (Form 6)

     [X]    Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                    YES  [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                    YES  [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                    YES  [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                    YES  [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                    YES  [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                   /s/  Robert E. Belts
                                       -----------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer    (248) 952-2500
                                       -----------------------    --------------
                                       Title                      Phone

                             MONTHLY CASH STATEMENT

                          Period Ending: JUNE 30, 2005

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General    Payroll    Tax      Cash Coll.    Petty Cash
                                    Acct.      Acct.      Acct.    Acct.         Acct.
A.  Beginning Balance                _____      _____     _____      _____          _____

B.  Receipts                         _____      _____     _____      _____          _____
      (Attach separate schedule)

C.  Balance Available                _____      _____     _____      _____          _____
      (A+B)

D.  Less Disbursements               _____      _____     _____      _____          _____
      (Attach separate schedule)

E.  Ending Balance   ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE CONSOLIDATED
        (C-D)        COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

      (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Payroll Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Tax Account:

         1. Depository Name & Location      _____________________________

         2. Account Number                  _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_______________________________________________________________________________

_______________________________________________________________________________

Date: JULY 20, 2005                              ______________________________
                                                 Debtor in Possession

                                                                         Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  SUDM, INC.                 Capacity:     ___      Shareholder
       Case Number: 04-67602                    ___      Officer
                                                ___      Director
                                                ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly     or         Monthly

                                      _______               _______

CURRENT BENEFITS PAID:                Weekly      or        Monthly

           Health Insurance           _______               _______

           Life Insurance             _______               _______

           Retirement                 _______               _______

           Company Vehicle            _______                _______

           Entertainment              _______               _______

           Travel                     _______               _______

           Other Benefits             _______               _______

           Total Benefits             _______               _______

CURRENT OTHER BENEFITS PAID:          Weekly      or        Monthly

           Rent Paid                  _______               _______

           Loans                      _______               _______

           Other (Describe)           _______               _______

           Other (Describe)           _______               _______

           Other (Describe)           _______               _______

           Total Other Payments       _______               _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly      or        Monthly

                                      _______               $0

Dated: JULY 20, 2005                 _________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER              POLICY PERIOD
--------------------       --------------       -----------------
Property                   Lloyds               11/1/04-11/1/05
Boiler/Machine             Hartford             11/1/04-11/1/05
Cargo                      Fireman's Fund       11/1/04-11/1/05
Truck Cargo                Fireman's Fund       11/1/04-11/1/05

Aviation                   USAIG                11/1/04-11/1/05

Fiduciary                  St. Paul             11/1/04-11/1/05

Primary D&O                St. Paul             11/1/04-11/1/05
Excess D&O                 Chubb                11/1/04-11/1/05
Excess D&O                 Platte River         11/1/04-11/1/05

Crime                      AIG                  12/1/04-12/1/05

General Liability          ACE                  12/22/04-12/22/05
Umbrella                   National Union       12/22/04-12/22/05

Workers' Comp              ACE                  12/22/04-6/22/05
Excess Workers' Comp       ACE                  12/22/04-12/22/05

Auto                       ACE                  12/22/04-12/22/05

Foreign (DIC)              ACE                  12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67610
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]       Operating Statement                         (Form 2)

     [X]       Balance Sheet                               (Form 3)

     [X]       Summary of Operations                       (Form 4)

     [X]       Monthly Cash Statement                      (Form 5)

     [X]       Statement of Compensation                   (Form 6)

     [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                 YES [X]          NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                YES [X]          NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                YES [X]          NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES[X]           NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                YES [X]          NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JULY 20, 2005           /s/  Robert E. Belts
                                 -----------------------------------------------
                                 Debtor In Possession

                                 Chief Financial Officer     (248) 952-2500
                                 -----------------------     --------------
                                 Title                       Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                                       CASE # 04-67610
                                                            TOOL
                                                       PRODUCTS, INC.
                                             -----------------------------------
                                             Current Month    Total Since Filing
                                             -------------    ------------------
Net Sales                                        5,400              44,890

Cost of Goods Sold
Materials and Freight                              379               6,420
Wages - Hourly                                   1,296              10,513
Wages-Salary                                       322               2,530
Employee Benefits and Pension                      422               4,157
  Repairs & Maintenance                            168               1,282
Supplies                                           276               1,982
Utilities                                          223               2,091
Purchased Components/Services                    1,755              10,654
Income(loss) from Pattern Sales                    (45)                (42)
  Fixed Asset - (gain/loss)                          -                   2
  MIS Expense                                       20                 174
  Travel & Entertainment                            12                 135
  Other Variable Costs                              84               1,135
  Depreciation & Amortization                      229               1,924
  Other Allocated Fixed Costs                        -                  (1)
  Other Fixed Costs                                105                 669
                                                 -----              ------
Cost of Goods Sold                               5,246              43,625

Gross Profit                                       154               1,265

Plant SG&A Expense                                  74                 610
SG&A Expense - Allocation (Sched 1)                137               1,203
  Other Operating Expenses                           -                 567
                                                 -----              ------
  Total Operating Expenses                         211               2,380

  Operating Profit                                 (57)             (1,115)

  Outside Interest Income                            -                   -
  Outside Interest (Expense)                        26                 (21)
  Intercompany Interest Income                       -                   -
  Intercompany Interest (Expense)                 (103)               (751)
  Charges (From) Affiliates                          -                   -
  Charges To Affiliates                              -                   -
Income/Loss From European Operations                 -                   -
  Other Income/(Expense)                             -                   -
                                                 -----              ------
  Total Non-Operating Expenses                     (77)               (772)

  Income Before Income Taxes                      (134)             (1,887)

  Income Tax Expense                                58                 356
                                                 -----              ------
  Net Income                                      (192)             (2,243)
                                                 =====              ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                         June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                          June
                                                         ------
Officer Compensation                                     $  189
Salary Expense other Employees                              892
Employee Benefits and Pension                               107
Payroll Taxes                                                53
Other Taxes                                                   0
Rent and Lease Expense                                      212
Interest Expense
Insurance                                                    63
Automobile and Truck Expense                                 11
Utilities(Gas Electric,Phone)                                43
Depreciation                                                 86
Travel and Entertainment                                    114
Repairs and Maintenance                                      98
Advertising/Promotion                                        10
Supplies, Office Expense                                     42

OTHER:
Contributions                                                 0
Professional Fees - Audit/Tax                               350
Bank Fees                                                    28
Public Reporting Fees                                        15
Employee Relocation/Training                                 17
Data Processing                                              27
Dues and Subscriptions                                       15
Outside Services                                             92
Project Development Costs net of Billings                   (32)
Director Fees                                                25
Miscellaneous                                                 5
Legal Fees                                                   10
Cost Allocation - Europe                                    (78)
Cost Allocation - Out                                      (254)
                                                         ------
                                                         $2,143
                                                         ======

Allocation:
Wagner Castings                                             191
Northern Castings                                            51
Ironton Iron                                                  0
Lynchburg Foundry                                           193
Columbus Foundry                                            313
Wagner Havana                                                 0
Intermet U.S. Holdings                                      261
Cast-Matic Corp.                                             82
Diversified Diemakers                                       257
Ganton Technologies                                         168
Tool Products                                               137
Corporate                                                   490
                                                         ------
Total                                                    $2,143
                                                         ======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                CASE # 04-67610
                                                ---------------
                                                     TOOL
                                                 PRODUCTS, INC.
                                                 --------------
Cash And Equivalents                              $         1
Accounts Receivable                                     7,501
Short-Term Intercompany Receivables                       836
Inventories                                             5,086
Other Current Assets                                      156
                                                  -----------
    TOTAL CURRENT ASSETS                               13,580

Land and Buildings                                     10,872
  Machinery & Equipment                                24,599
  Construction In Progress                              1,292
                                                  -----------
  Total Fixed Assets                                   36,763
  Accumulated Depreciation                            (14,323)
                                                  -----------
    NET FIXED ASSETS                                   22,440

  Investment In Subsidiaries                                -
Investment In European Operations                           -
  Long-Term Intercompany Receivables                    8,626
  Deferred Taxes, Long-Term Asset                           -
  Other Assets                                              -
                                                  -----------

    TOTAL ASSETS                                  $    44,646
                                                  ===========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
  Accounts Payable                                $     1,646
  Wages and Salaries (See schedule)                       378
  Taxes Payable - (See schedule)                          412
                                                  -----------
    TOTAL POST PETITION LIABILITIES                     2,436

SECURED LIABILITIES:
SECURED DEBT                                               61

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp.                                   482
  Accrued Payroll                                           -
  Accrued Payroll Taxes                                     -
                                                  -----------
  TOTAL TAXES AND OTHER PRIORITY LIABILITIES              482

  UNSECURED LIABILITIES
  Accounts Payable                                      6,622
  Senior & IDR Bonds                                        -
                                                  -----------
  TOTAL UNSECURED LIABILITIES                           6,622

  OTHER LIABILITIES
  Accrued Liabilities                                   2,543
  Short-Term Intercompany Payables                        888

  Retirement Benefits                                     245
  Deferred Taxes - Long-Term Liability                      -
  Other Long-Term Liabilities                               -
  Long-Term Intercompany Payables                       2,211
  Minority Interest                                         -
                                                  -----------
  TOTAL LIABILITIES                                    15,488

  Common Stock                                              -
  Capital In Excess Of Par Value                       19,200
Retained Earnings - Prepetition                        12,201
Retained Earnings - Post Petition                      (2,243)
Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment                      -
  Unearned Restricted Stock                                 -
                                                  -----------
TOTAL SHAREHOLDER EQUITY                               29,158
                                                  -----------
  TOTAL LIABILITIES AND EQUITY                    $    44,646
                                                  ===========

PERIOD ENDED: 06-30-04   TOOL PRODUCTS, INC. (JACKSON)            CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                Balance
                                                as of           Accrued /         Payments /           as of
                                              5/31/2005         Withheld           Deposits          6/30/2005
                                              ---------         --------           --------          ---------
Income tax withheld: Federal                  ($  7,651)        ($ 52,444)         $ 42,179          ($ 17,916)
Income tax withheld: State                            0                 0                 0                  0
Income tax withheld: Local                            0                 0                 0                  0
FICA Withheld                                    (6,036)          (36,046)           30,339            (11,742)
Employers FICA                                   (6,036)          (36,046)           30,339            (11,742)
Unemployment Tax: Federal                        (1,704)             (363)                0             (2,067)
Unemployment Tax: State                          (5,783)           (1,361)                0             (7,144)
All Other Payroll W/H                            (2,876)          (10,665)           13,277               (264)

State Taxes: Inc./Sales/Use/Excise               (1,338)             (669)                0             (2,007)
Property Taxes                                  (42,000)           (9,000)                0            (51,000)

Workers Compensation                            (48,147)           (6,151)           (3,849)           (58,148)
                                              ---------         ---------          --------          ---------

Total                                         ($121,570)        ($152,746)         $112,285          ($162,031)

Wages and Salaries                             (141,748)          (89,465)           30,608           (200,605)
                                              ---------         ---------          --------          ---------

Grand Total                                   ($263,318)        ($242,211)         $142,892          ($362,637)
                                              =========         =========          ========          =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                    Total           0-30 Days         30-60 Days       Over 60 Days
Accounts Payable                              $  313,108        $  313,108          $     0           $     0
Accounts Receivable                           $2,486,426        $2,417,423          $15,110           $53,893

06-30-05              TOOL PRODUCTS, INC. (MINNEAPOLIS)           CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                Balance
                                                as of           Accrued /         Payments /           as of
                                              5/31/2005         Withheld           Deposits          6/30/2005
                                              ---------         --------           --------          ---------
Income tax withheld: Federal                  $       0         $       0          $      0           $      0
Income tax withheld: State                    $       0         $       0          $      0           $      0
Income tax withheld: Local                    $       0         $       0          $      0           $      0
FICA Withheld                                 $       0         $       0          $      0           $      0
Employers FICA                                $       0         $       0          $      0           $      0
Unemployment Tax: Federal                     $       0         $       0          $      0           $      0
Unemployment Tax: State                       $       0         $       0          $      0           $      0
All Other Payroll W/H                         $       0         $       0          $      0           $      0

State Taxes: Inc./Sales/Use/Excise            ($114,000)        ($ 57,000)         $      0          ($171,000)
Property Taxes                                ($ 32,247)        ($ 11,349)         $      0          ($ 43,597)

Workers Compensation                          ($222,846)        ($ 31,000)         $218,510          ($ 35,336)
                                              ---------         ---------          --------          ---------

Total                                         ($369,093)        ($ 99,349)         $218,510          ($249,932)

Wages and Salaries                            ($ 95,728)        ($ 81,561)         $      0          ($177,289)
                                              ---------         ---------          --------          ---------

Grand Total                                   ($464,822)        ($180,910)         $218,510          ($427,221)
                                              =========         =========          ========          =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                     Total          0-30 Days         30-60 Days       Over 60 Days
Accounts Payable                              $1,333,123        $1,333,123        $       0           $      0
Accounts Receivable                           $4,513,962        $3,253,006        $ 772,430           $488,526

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                                                                            MONTHLY CASH STATEMENT

                                                                                CASE # 04-67610
                                                                          TOOL PRODUCTS, INC (JACKSON)
                                                                    ------------------------------------------
                         ACCOUNT TYPE                                LOCKBOX             AP            PR
                          ACCOUNT #                                 5402699408       2770721757     2770721765
                             BANK                                    Stan Fed         Stan Fed       Stan Fed
BEGINNING BANK BALANCE                                                       -                -              -
RECEIPTS                                                             1,736,601                -              -
TRANSFERS IN (CORPORATE)                                                     -          914,007        377,024
DIP INFLOW                                                                   -                -              -
DISBURSEMENTS                                                                -         (914,007)      (377,024)
TRANSFERS OUT (CORPORATE)                                           (1,736,601)               -              -
DIP REPAYMENT                                                                -                -              -
                                                                    ------------------------------------------
ENDING BANK BALANCE                                                          -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                   786,726
CHECKS ISSUED                                                                         1,045,384
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                  614,054
CORPORATE DEBIT MEMOS                                                                    27,870
                                                                                     ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                         $2,474,034
                                                                                     ==========

OUTSTANDING CHECKS AS OF MAY 31                                                          95,472
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                                        -
CHECKS ISSUED DURING JUNE                                                             1,045,384
CHECK CLEARED DURING JUNE                                                              (913,997)     Excludes a $10 encoding error.
                                                                                     ----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                         $  226,859
                                                                                     ==========

TOOL PRODUCTS, INC. (JACKSON)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                          TOTAL DISBURSEMENTS
        ------                          -------------------
AAA PLUMBING & ELECTRICAL                 $     1,318.05
ACE INSURANCE                                     642.79
ADVANCED METAL PRODUCTS                           358.94
AH ASSOCIATES                                   3,200.00
AICPA                                             180.00
AIM POWER AND FLUIDS                            1,382.32
AIR DRAULICS ENGINEERING CO                     7,821.87
AIRGAS SOUTH                                    5,156.56
ALCHEM ALUMINUM, INC. (IMCO)                  271,578.00
ALPHA RESOURCES INC                               155.89
ALUAR                                         351,380.00
APPLIED INDUSTRIAL TECH                           775.71
ASSOCIATED PACKAGING INC                        2,683.89
AVAYA                                             466.24
A-Z OFFICE RESOURCES, INC.                      2,629.61
B & B FIRE PROTECTION                             279.47
B & B TOOL AND DIE COMPANY INC                 40,870.00
BARNHILL'S                                        164.63
BELLSOUTH                                       1,152.28
BLEEKS, SCOTT (RELOCATION)                     26,099.47
BOB FULGHAM                                       419.13
BODYCOTE                                          709.00
BRANDON LANGHANS                                  634.72
BUHLER INC                                      8,220.14
CANON FINANCIAL SERVICES, INC.                    627.77
CARLA BALLARD                                     186.00
CHAPTER 13 TRUSTEE                              5,736.32
CHEM STATION                                      755.19
CHEM TREND INCORPORATED                        42,365.68
CHEM-DRY                                          249.00
CITY OF JACKSON                                   862.47
CLEMCO SALES INC                                1,223.50
COMPRESSORS & TOOLS, INC.                         703.00
COMPUWARE                                         198.00
CONTRA COSTA                                      475.00
CRANE SERVICE INC                               1,259.00
CROSS MACHINE TOOL CO INC                      51,207.50
D & C SALES                                     1,100.96
D M E CORP                                      2,057.15
DANKA INDUSTRIES INC                              369.45
DANLY IEM                                          61.80
DATASTREAM                                      1,096.40
DIECO TOOL & DIE                                6,951.20
DIEMER ASSOCIATES INC                             514.72
DIMETEK INTERNATIONAL INC                         780.00
DJ LOCK AND SAFE                                  216.50
DUNN SPECIALY STEEL INC                         1,187.03
EMPIRE REFRACTORY SPECIALISTS                  10,500.00
ENCO MANUFACTURING CO                             220.29
ENGINEERED PRODUCTS DIVIS                       6,998.62

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                          TOTAL DISBURSEMENTS
        ------                          -------------------
FERRELL GAS                                     1,161.38
FLOZONE SERVICES INC                              874.50
FLUID POWER OF MEMPHIS                            543.60
FUGITT RUBBER AND SUPPLY CO                     4,822.63
G & H INDUSTRIES                                  380.14
G.W. SMITH AND SONS INC                            47.20
GARY MATTHEWS OF JACKSON                          508.61
GEIT LLC                                       40,000.00
GENERAL SESSIONS COURT                                 -
GOODRICH TOOL & SUPPLY                          2,440.83
GORDON PETERS                                     892.86
GRIFFIN TOOL                                   50,666.66
H C I SUPPLY INC.                              30,266.05
HERSCHAL PRODUCTS INC                              52.50
HI TEMP PRODUCTS INC                            6,965.12
HI-SPEED INDUSTRIAL SERVICE                       442.00
HI-TECH SALES & SERVICE, INC.                     243.37
I SQUARED R ELEMENT CO., INC.                     990.60
INDEPENDENT COMPUTER SVC                           82.31
INDUSTRIAL FIREBRICK WAREHOUSE                    109.82
INDUSTRIAL GYPSUM                                 210.00
INDUSTRIAL LUBRICANTS, INC.                       401.70
INFORMATION HANDLING                              763.77
JACKSON COMMUNICATIONS                            109.75
JACKSON DAVIDSON                                4,030.00
JACKSON ENERGY AUTHORITY                       90,182.14
JIT FORMS                                       3,779.53
JONES, GRADY W.-CO. OF MEMPHIS                  1,997.22
KENT RUDBECK                                      960.00
L&H SUPPLY CO INC                               6,304.80
LIFT TRUCK SERVICE & RENTALS                      646.76
M.C. GATLIN                                       520.57
MACHINE TOOL & SUPPLY (JKSN)                    5,241.14
MACK PEST CONTROL                                 280.00
MADISON CITY GENERAL SESSIONS                     147.42
MADISON COUNTY CIRCUIT COURT                      459.25
MADISON COUNTY CLERK                               25.00
MADISON FINISHING INC                          59,835.34
MARTIN INDUSTRIAL                               9,293.57
MCMASTER CARR SUPPLY CO                         2,624.28
METALLURG ALUMINUM                              5,060.00
MOLTEN METAL EQUIP. INNOVATION                  2,142.00
MSC INDUSTRIAL SUPPLY CO INC                      289.92
MTRONICS.COM INCORPORATED                     202,240.72
MWP INDUSTRIAL SERVICE                            494.00
NATIONAL ELEMENT                                8,836.92
OFFICE OF THE ATTORNEY GENERAL                    140.76
OMEGA ENGINEERING INC                             237.75
PARAMOUNT UNIFORM RENTAL                        3,163.11
PAT WALKER PETTY CASH                             899.56
PAYROLL (INCLUDES CORP DISBURSEMENTS)         614,053.53
PENNSYLVANIA STATE CHILD SUPPORT                  669.25

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                          TOTAL DISBURSEMENTS
        ------                          -------------------
PERSONNEL MANAGEMENT INC                       40,003.43
POWERTECH HYDRAULICS                            1,023.00
PRAB CONVEYORS INC                                 50.00
PRECISION MACH PRODUCTS                        77,423.65
PRINCE MACHINE                                  6,539.53
PROVIDENT LIFE                                    166.46
PYROTEK, INC.                                  44,136.44
RAMON AYALA DELGADO                             2,506.65
REGIONAL HOSPITAL OCC-MED                       1,540.00
RIMROCK CORP                                   49,920.80
ROTO ROOTER SERVICES CO                         1,212.95
S&M LAWRENCE                                    5,244.18
SCOTT BLEEKS                                    6,032.55
SHEFFIELD MACHINE FOUNDRY                       2,560.00
SHERRY CHURCH                                      48.16
SIDNEY DAVID FLORIST & GIFT                        63.66
SPECTRO ALLOYS CORP                           109,308.00
SPECTRUM FINISHING                             13,088.12
SPRINT                                            364.91
STATE OF TENNESSEE                                362.50
STERLING INC                                      154.30
STRIKO DYNARAD CORPORATION                      1,390.26
SUPERIOR FIRE PROTECTION                          225.00
TEC ENVIRONMENTAL LABORATORIES                    675.00
TENNANT                                           128.74
TENNESSEE CHILD SUPPORT                         5,370.03
THE ROYAL GROUP                                11,252.29
THOMAS MCKEOWN                                     79.71
TRANSMAN                                       53,927.00
UNITED SAW AND SUPPLY CO                          136.00
VERIZON WIRELESS                                  514.59
WAYNE MORPHIS                                     279.86
WEST TENNESSEE COFFEE SERVICE                     711.53
WILSON TOOL AND DIE, INC.                       2,854.62
ZYP COATINGS INC.                               1,029.00
                                          --------------

                                          $ 2,474,034.12

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 6/30/05

JACKSON - BANK RECONCILIATION

Bank Balance                      $          -

Actual Outstanding Checks           226,859.08
Misc Reconciling Items
Adjusted in July                       (196.00)
                                  ------------
                                    226,663.08

Unadjusted GL Balance               226,663.08
                                  ------------

Difference                        $          -
                                  ============

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

   DATE        CHECK       OUTSTANDING
5/19/2005      23017     $       154.74
 6/2/2005      23115              93.00
6/16/2005      23243              64.20
6/16/2005      23245              93.00
6/23/2005      23289          10,750.00
6/23/2005      23291           1,947.88
6/23/2005      23292          12,100.70
6/23/2005      23294           1,002.08
6/23/2005      23295              23.15
6/23/2005      23296             382.23
6/23/2005      23300              47.20
6/23/2005      23308              82.31
6/23/2005      23320           8,077.54
6/23/2005      23332             648.32
6/23/2005      23333           1,540.00
6/23/2005      23335           2,230.56
6/23/2005      23339             128.74
6/23/2005      23340             355.06
6/27/2005      23343           1,132.84
6/27/2005      23344              95.00
6/27/2005      23345             457.28
6/27/2005      23346              91.85
6/27/2005      23347              73.71
6/27/2005      23348             133.85
6/27/2005      23350              70.38
6/30/2005      23351             674.39
6/30/2005      23352             179.01
6/30/2005      23353             180.00
6/30/2005      23354             843.15
6/30/2005      23355             606.27
6/30/2005      23357              34.45
6/30/2005      23358           1,370.00
6/30/2005      23359             164.63
6/30/2005      23360           1,662.19
6/30/2005      23361             691.48
6/30/2005      23362           1,129.48
6/30/2005      23363           6,309.95
6/30/2005      23364             249.00
6/30/2005      23365              95.00
6/30/2005      23366           9,180.00
6/30/2005      23367              98.88
6/30/2005      23368           1,883.92
6/30/2005      23369             243.77
6/30/2005      23371           2,803.78
6/30/2005      23372             508.61
6/30/2005      23373             468.33
6/30/2005      23377           9,053.84
6/30/2005      23379              20.00
6/30/2005      23380             210.00
6/30/2005      23381           3,154.04
6/30/2005      23382             177.44
6/30/2005      23383             140.00
6/30/2005      23384          17,506.05
6/30/2005      23385              91.85
6/30/2005      23386              73.71
6/30/2005      23387             119.52
6/30/2005      23388              79.71
6/30/2005      23389             201.73
6/30/2005      23390             289.92
6/30/2005      23391          41,961.60
6/30/2005      23392             133.85
6/30/2005      23393           8,202.77
6/30/2005      23394             899.56
6/30/2005      23403          19,153.63
6/30/2005      23404           1,339.39
6/30/2005      23405          46,420.80
6/30/2005      23406           1,212.95
6/30/2005      23407           4,097.72
6/30/2005      23408           1,096.71
6/30/2005      23409              70.38

                         $   226,859.08

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                  MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                                                CASE # 04-67610
                                                                          TOOL PRODUCTS - MINNEAPOLIS
                                                                  ----------------------------------------
                        ACCOUNT TYPE                                 LOCKBOX          AP            PR
                          ACCOUNT #                                5402699416     2770721773    2770721781
                            BANK                                    Stan Fed       Stan Fed      Stan Fed
BEGINNING BANK BALANCE                                                     -              -            -
RECEIPTS                                                           3,966,347              -            -
TRANSFERS IN (CORPORATE)                                                   -      1,644,534      970,164
DIP INFLOW                                                                 -              -            -
DISBURSEMENTS                                                              -     (1,644,534)    (970,164)
TRANSFERS OUT (CORPORATE)                                         (3,966,347)             -            -
DIP REPAYMENT                                                              -              -            -
                                                                  ----------  -------------     --------
ENDING BANK BALANCE                                                        -              -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                               884,530
CHECKS ISSUED                                                                     1,592,383
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                            1,084,851
CORPORATE DEBIT MEMOS                                                                   855
                                                                              -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                   $  3,562,620
                                                                              =============

OUTSTANDING CHECKS AS OF MAY 31                                                     248,030
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                               (2,064)
CHECKS ISSUED DURING JUNE                                                         1,592,383
CHECK CLEARED DURING JUNE                                                        (1,550,848)   Excludes $ 96,686 of Putnam ACH's.
                                                                              -------------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)                  $     287,502
                                                                              =============

TOOL PRODUCTS, INC.(MINNEAPOLIS)                              CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005


              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
A&C METALS                                      $         1,132.95
A&K EQUIPMENT                                               163.40
ABRASIVE SPECIAL                                             21.52
ABRASIVE SPECIALIST                                          78.48
ACE INSURANCE                                                18.00
ADHESIVE LABEL                                              274.84
ADVANCED INSP                                               420.00
ADVANCED INSP SERV                                          380.00
ADVANTAGE ENG                                               192.60
AIR POWER EQUIPT                                            136.98
AIRTEC                                                      488.21
AIRTEC                                                      212.69
AIRTEC                                                      135.08
ALERT FIRE & SAFETY                                         137.99
ARDENT PARTNERS                                           6,249.43
ARDENT PARTNERS                                             185.19
ARROW CRYOGENICS                                         17,041.10
ARROW CRYOGENICS                                          7,275.29
ARROW CRYOGENICS                                         12,540.22
ARROW CRYOGENICS                                         24,432.96
ARROW CRYOGENICS                                         19,016.11
AT&T                                                        201.16
AUTOMATED CONVEY                                          9,868.97
AUTOMATED EDM                                               592.00
AUTOMATED EDM                                             2,774.00
AUTOMATED FINISHING                                         825.00
AUTOMATION INC                                              283.65
AUTOMATION SENSORS                                          455.43
AVTEC FINISHING                                              47.60
AVTEC FINISHING                                              40.00
AVTEC FINISHING SYS                                          53.62
BANN FORMS                                                  165.77
BATTERIES PLUS                                               11.07
BEANO'S ON-SITE                                           5,000.00
BEAR ROCK CAFE                                              147.20
BERNE SCALE                                                 115.50
BFI                                                         676.25
BILL THONI                                                  486.69
BOHLER UDDEHOLM                                           2,274.10
BORDER STATES ELECT                                       2,853.05
BOYER FORD                                                  822.56
BRAAS                                                       668.38
BRAAS COMPANY                                               277.43
BRACH MACHINE                                             3,012.53
BRADLEY GROUP                                               443.93
BUHLER                                                    1,976.58
BUHLER                                                       73.13
BUHLER                                                      262.99
BUHLER                                                      324.26
BUHLER                                                      980.45
CADD/ENGINEERING                                             91.59
CARBON PRODUCT                                              752.76
CASTOOL                                                   1,295.00
CENTERPOINT ENERGY                                       54,235.37
CENTRAL CONTAINER                                        10,713.64
CENTRAL CONTAINER                                        10,477.80
CENTRAL CONTAINER                                        11,676.60
CENTRAL CONTAINER                                         3,947.28
CENTRAL CONTAINER                                        12,722.91
CENTURY SUN METAL                                           137.22
CERTIFIED POWER                                              51.58
CERTIFIED POWER                                             725.30
CHECKER MACHINE                                           6,680.00
CHECKER MACHINE                                          13,360.00
CHEM TREND                                                6,712.75

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
CHEM TREND                                               5,456.00
CHEM TREND                                               5,456.00
CHEM TREND                                              14,956.00
CHEM TREND                                               2,795.69
CITY OF NEW HOPE                                         5,489.07
CMW                                                      9,660.49
CMW                                                        949.99
COLLIN MILLER                                               86.25
CONCEPT MACHINE                                            140.30
CONCEPT MACHINE                                             50.97
CROWLEY & ASSOCIAT                                       3,739.87
CRYSTAL DIE & MOLD                                       7,940.00
CRYSTAL DIE & MOLD                                       7,940.00
DADANT & SONS                                              358.90
DADANT & SONS                                              179.44
DALCO ENTERPRISES                                          408.10
DALCO ENTERPRISES                                          122.33
DAVID OLSON SALES                                          283.90
DECO TOOL                                                3,266.68
DECO TOOL                                                  209.64
DECO TOOL SUPPLY                                         1,157.68
DECO TOOL SUPPLY                                         1,672.76
DECO TOOL SUPPLY                                           786.73
DEEP ROCK WATER                                            140.58
DEPT OF SOC SERV                                            37.61
DEPT OF SOC SERV                                            37.61
DEPT OF SOC SERV                                            37.61
DEPT OF SOC SERV                                            37.61
DEPT OF SOCIAL SERV                                         37.61
DIEMER ASSOCIATES                                       17,169.37
DME                                                         36.16
DME                                                      1,941.88
DME                                                        238.34
DOMS                                                       276.51
DOODY MECHANICAL                                         1,095.00
DOUGHERTY'S LAWN                                         1,377.85
DOUGHERTY'S LAWN                                            89.56
DUNCAN                                                     136.64
DUNCAN CO.                                                 147.88
DUNCAN COMPANY                                             517.08
DUNCAN COMPANY                                              56.43
DUNCAN COMPANY                                             204.25
DWAYNE VOSS                                                199.71
DWAYNE VOSS                                                315.48
DWAYNE VOSS                                                934.05
DWAYNE VOSS                                                108.39
DYNAMEX                                                    133.60
DYNAMEX                                                    134.85
DYNAMEX                                                    133.60
DYNAMEX                                                    133.60
DYNAMEX                                                    133.60
EDM SALES & SUP                                            259.25
EDM SALES & SUP                                             45.11
EDM SALES & SUPPLY                                       4,654.32
EDP ENGINEERING                                          5,983.82
EDP ENGINEERING                                          2,497.04
EDP ENGINEERING                                          2,129.75
EDP ENGINEERING                                          3,584.87
EDP ENGINEERING                                          2,231.22
EDP ENGINEERING                                           1,812.4
EDP ENGINEERING                                          8,335.09
EDP ENGINEERING                                          2,354.14
EDP ENGINEERING                                          2,574.24
EDP ENGINEERING                                          2,348.02
EDP ENGINEERING                                          3,267.28
EDP ENGINEERING                                          1,720.62

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
EDP ENGINEERING                                          1,240.38
EDP ENGINEERING                                          2,006.64
EDP ENGINEERING                                          2,104.93
EDP ENGINEERING                                           6,01.02
EDP ENGINEERING                                            887.04
EDP ENGINEERING                                           4,360.5
ELVIN SAFETY SUPPLY                                        127.82
EMPLOYERS ASSOC.                                           782.58
EMPLOYERS ASSOC.                                           782.58
ENGINEERED PROD                                         37,862.83
ENTEGEE                                                  2,915.00
ENTEGEE                                                  2,811.65
ENTEGEE                                                  3,180.00
ENTEGEE                                                  2,093.50
ENTEGEE                                                  2,175.65
ESI NORTH AMERICA                                        9,850.00
EXCEL                                                      414.82
FAM SUP PAY CENT                                            50.54
FAM SUP PAY CENT                                            50.54
FAM SUP PAY CTR                                             50.54
FAM SUP PAY CTR                                             50.54
FAM SUP PAY CTR                                             50.54
FASTENAL                                                 2,307.45
FASTENAL                                                   747.46
FASTENAL                                                 6,386.54
FASTENAL                                                 1,499.24
FERRELLGAS                                               1,252.28
FERRELLGAS                                                 326.21
FERRELLGAS                                                 392.59
FERRELLGAS                                                 335.50
FERRELLGAS                                                 270.46
FIFTH THIRD LEASING                                    188,576.76
FILTRA TECH SYSTEMS                                         34.73
FIREBRICK ENG                                            2,951.50
FIREBRICK ENGINEER                                         735.00
FIREBRICK ENGINEER                                         510.00
FIREBRICK ENGINEER                                       2,609.00
FLAME METALS                                                75.00
FOCUS DIE MOLD                                           1,500.00
FOUR SEASONS                                               299.99
FOUR SEASONS FLOR                                           88.02
FRANCI AMES                                                121.38
FRANCIS COMPANY                                            325.09
FREEDOM FINISHING                                          302.40
FRISBY                                                     258.00
FRISBY                                                   5,488.65
GE CAPITAL                                               1,517.55
GENERAL ELECTRIC                                           530.64
GENERAL ELECTRIC                                        30,275.91
GENERAL ELECTRIC                                           530.64
GERARD DUNNE                                                30.00
GERARD DUNNE                                                49.00
GERARD DUNNE                                                46.80
GLOBAL EXCHANGE                                            125.25
GRAINGER                                                   861.60
GRAINGER                                                 1,498.24
GRAINGER                                                   754.29
GRAINGER                                                 1,072.10
GRAINGER                                                   142.98
H.R. PETERSON                                              447.35
HADLEY MACH                                              2,045.31
HALES MACHINE                                            2,463.73
HARTFIEL COMPANY                                           755.68
HARTFIEL COMPANY                                            90.90
HEGMAN MACHINE                                             353.68
HEX GRAPHICS                                               289.08

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
HIGH CALIBER                                            2,632.50
HIGH CALIBER                                            2,182.50
HIGH CALIBER SERV                                       3,768.76
HIGH CALIBER SERV                                       4,348.13
HILL INDUSTRIAL TOOLS                                     491.87
HILL INDUSTRIAL TOOLS                                   1,587.59
HILL INDUSTRIAL TOOLS                                      25.09
HOLIDAY CREDIT                                          1,685.72
HOSE/CONVEYORS                                            798.93
IDRAPRINCE                                              1,190.00
IKON FINANCIAL                                            283.45
IKON FINANCIAL                                          2,875.49
IMPRINT ENTERPRISES                                       237.13
INDUSTRIAL FLOOR                                        2,276.97
INDUSTRIAL HYD SERV                                     5,198.38
INDUSTRIAL HYD SRV                                        256.40
INDUSTRIAL HYDRAULIC                                    2,686.99
INDUSTRIAL HYDRUALIC                                      217.47
INDUSTRIAL SUPPLY                                         698.14
INFORMATION HANDLING                                      763.77
INTEGRA                                                 1,459.12
INTERCIM                                                1,936.17
INT'L SURFACE PREP                                        142.99
INT'L SURFACE PREP                                         75.65
IRON AGE PROTECTIVE                                       283.35
ITW VORTEC                                                218.05
J & W INSTRUMENT                                        1,362.00
J & W INSTRUMENT                                        1,730.39
J & W INSTRUMENTS                                         140.63
JAMES TROUT MACH                                        1,656.00
JEFF BRANDT                                               103.15
JEFF JOHNSON                                              199.31
JESCO INDUSTRIAL                                          213.64
JESCO INDUSTRIAL                                          186.91
JESCO INDUSTRIAL                                          239.94
JESKA TECHNICAL                                           600.00
JESKA TECHNICAL                                           425.00
JOHN HENRY FOSTER                                         107.51
JOHN HENRY FOSTER                                          38.15
JON STAEBLER                                               96.29
KAYLA ROSS                                                594.75
KENNAMETAL                                                891.32
KENNAMETAL                                                474.30
KILLMER ELECTRIC                                        7,762.00
KILLMER ELECTRIC                                        1,777.18
KIRSTEN MULARKY                                           400.00
KOLLY B. BOAYUE                                           314.16
L & S ELECTRIC                                            742.59
LAKELAND                                                   36.78
LAKEVIEW POLISHING                                      1,162.40
LBP MECHANICAL                                          2,479.28
LEEF BROS                                               1,873.39
LEEF BROS                                               1,820.20
LEEF BROS                                               1,849.01
LEEF BROS.                                              1,596.13
LEEF BROS.                                              2,140.28
LEHIGH SAFETY SHOE                                        415.85
LEON MATUSHAK                                             177.87
LOFTON LABEL                                              428.50
LOFTON LABEL                                              428.50
LUBE TECH                                                 836.50
LUBE TECH                                                 632.08
LUBE TECH                                               2,658.60
LUBE TECH                                                 248.00
LYN HELLAND                                               818.31
MACHINE TOOL                                              290.16

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
MACHINE TOOL                                              199.75
MACHINE TOOL SUP                                          197.85
MACHINE TOOL SUP                                          213.01
MAGNATAG                                                   22.44
MAGNA-TECH                                                948.78
MAGNA-TECH                                                703.32
MAGNA-TECH                                                677.28
MAGNA-TECH                                                531.96
MAGNA-TECH                                                329.52
MARK FOWLKES                                              280.60
MARODI                                                    770.53
MARS                                                      108.82
MATT HANKEN                                               199.38
MATT HANKEN                                               232.12
MAZAK                                                   1,338.38
MCMASTER CARR                                             735.81
MCMASTER CARR                                           1,897.67
MCMASTER CARR                                           1,139.62
MCMASTER CARR SUP                                        1144.90
METAL MACHANICS                                           146.97
METAL TREATERS                                             83.45
METAL TREATERS                                            770.25
METAL TREATERS                                          2,279.50
METALMATIC                                             27,907.89
METALMATIC                                              9,333.08
METALMATIC                                             12,932.00
METRO COUNCIL ENV                                         675.00
MICHAEL DAHLEN                                             85.00
MICRO-WELD                                                408.00
MICRO-WELD                                                190.00
MICRO-WELD                                                110.00
MIDWEST MACHINE                                         1,026.61
MIDWEST MACHINE                                           745.27
MIDWEST MACHINE                                            85.20
MIDWEST MACHINE                                           334.21
MIDWEST MACHINE                                           850.85
MINNESOTA EQUIPT                                          640.45
MINNESOTA GLOVE                                            96.46
MINNESOTA GLOVE                                            97.02
MN BEARING                                                109.74
MN CHILD SUP PAY                                        1,963.21
MN CHILD SUP PAY                                        2,017.81
MN CHILD SUP PAY                                        3,230.96
MN CHILD SUPPORT                                        1,963.21
MN CHILD SUPPORT                                        3,230.96
MN DEPT OF REV                                            199.47
MN DEPT OF REV                                            126.38
MN DEPT OF REV                                            444.79
MN DEPT OF REV                                            254.29
MN REVENUE                                                126.38
MOBILE LOCK & SAFE                                        166.07
MOTOROLA                                                  500.00
NANCY MICKELSON                                            73.87
NETWORK DESIGN                                          3,400.00
NEW DIMENSION                                             748.80
NEW DIMENSION                                             994.80
NEW DIMENSION                                           1,093.20
NEW DIMENSION                                           1,563.60
NORANDA                                               148,940.83
NORMAN EQUIPMENT                                          156.46
NORTH SECOND                                              231.72
NORTH STAR IMAGING                                        920.00
NORTH STAR IMAGING                                         50.00
NORTHERN SANITARY                                         593.95
NORTHERN SANITARY                                          62.30
NORTHERN SANITARY                                         278.18

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
NOTT COMPANY                                              212.67
NOTT COMPANY                                              454.18
NOTT COMPANY                                              278.59
OCCUPATIONAL MED                                          255.00
OCCUPATIONAL MED                                          127.50
OLSON GENERAL CON                                       3,163.00
OSI ENVIRONMENTAL                                       7,182.09
OSI ENVIRONMENTAL                                       5,645.46
PAM'S POLISHING                                         3,240.00
PAM'S POLISHING                                           960.00
PAM'S POLISHING                                         2,160.00
PAUL KARNOWSKI                                             35.00
PAYROLL (INCLUDES CORP DISBURSEMENTS)               1,084,850.88
PERSONNEL RES.                                            144.00
PERSONNEL RESEARCH                                        110.00
PETTY CASH - VOID                                              -
PFC                                                       165.20
PHYGEN                                                  2,067.91
PIONEER METAL                                          14,360.94
PIONEER METAL                                           8,581.29
PIONEER METAL FIN                                       1,453.44
PIONEER METAL FIN                                       1,198.80
PIRTEK PLYMOUTH                                           141.92
PIRTEK PLYMOUTH                                           301.77
POWDER TECH                                               912.30
POWDER TECH                                               423.36
POWDER TECH                                             1,734.46
POWDER TECH                                               691.34
POWDER TECH                                               610.04
POWER/MATION                                              110.85
PRECISION POLISHING                                     4,004.00
PRECISION POLISHING                                     1,456.00
PRECISION POLISHING                                     2,080.00
PRECISION POLISHING                                       988.00
PRECISION POLISHING                                       780.00
PRECISION SAW                                           1,506.39
PRECISION TOOL                                          1,320.00
PRECISION TOOL                                            354.35
PRO STAFF                                                 918.00
PRO STAFF                                               2,616.30
PRO STAFF                                                 918.00
PRO STAFF                                                 918.00
PRODUCTIVITY                                              646.46
PRODUCTIVITY                                              609.40
PRODUCTIVITY QUALITY                                      791.77
PROGRESSIVE COMP                                          119.76
PROGRESSIVE COMP                                          583.70
PROGRESSIVE COMP                                           43.15
PROLIFT SERVICES                                          298.52
PROLIFT SERVICES                                          580.77
PROLIFT SERVICES                                        1,134.16
PROLIFT SERVICES                                          657.99
PROVIDENT LIFE                                             73.53
PYROTEK                                                   491.24
PYROTEK                                                   657.31
QUAD STEEL                                                199.50
QUAD STEEL                                              1,299.50
QUEST ENG                                               1,761.00
QUEST ENGINEERING                                         303.22
QUEST ENGINEERING                                         444.33
QUEST ENGINEERING                                         692.71
QUICKWAY RIGGING                                        2,323.68
QUICKWAY RIGGING                                          340.20
QUICKWAY RIGGING                                        6,985.94
QUICKWAY RIGGING                                        5,983.27
RAMCO PRODUCTS                                          1,464.38

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

              VENDOR                            TOTAL DISBURSEMENTS
--------------------------------                -------------------
RAY DAY                                               1,286.72
RAY DAY                                                  62.40
REID TOOL SUPPLY                                         11.04
REID TOOL SUPPLY                                         17.52
RELIASTAR BANKERS                                     1,300.76
RELIASTAR LIFE                                        5,260.80
RELIZON                                                  93.90
REPLENEX                                                353.47
REPLENEX                                                 50.09
RICE INDUSTRIES                                         307.98
RICE INDUSTRIES                                       1,338.25
RICE INDUSTRIES                                       1,521.99
RICE INDUSTRIES                                       1,566.53
RICHARD DAMMAR                                           52.16
RICK KRAMBER                                             70.92
RIMROCK                                               1,625.35
RIMROCK                                                 462.94
RIMROCK                                               2,969.17
RIMROCK                                               1,220.38
RIMROCK                                              72,725.15
RIVER CITY PACKAGING                                  1,888.80
ROCHESTER TOOL                                          789.50
ROLAND CHRISTENSEN                                    2,890.00
ROSSO & SEIERSTAD                                       332.00
S & T OFFICE                                            755.19
S & T OFFICE PROD                                        27.68
S&T OFFICE                                              634.09
S&T OFFICE PRODUCTS                                     683.45
SAVOIE SUPPLY                                         2,533.95
SBC PAGING                                               44.76
SHAD NELSON                                             467.83
SIR SPEEDY                                               78.87
SKARNES                                                 761.74
SOUTHCO                                               7,926.00
SPARTAN PROMOTION                                        80.14
SPECTRO                                             636,073.65
SPECTRUM FINISHING                                      266.56
SPECTRUM FINISHING                                      638.93
SPECTRUM FINISHING                                      180.34
SPECTRUM FINISHING                                       60.84
SPECTRUM INDUST                                       3,544.18
SPECTRUM INDUSTRIES                                   7,606.14
SPECTRUM INDUSTRIES                                   2,427.89
SPECTRUM INDUSTRIES                                   5,850.48
SPECTRUM INDUSTRIES                                   2,490.05
SPHERION                                             34,972.25
SPHERION                                             16,029.67
SPHERION                                             30,465.86
SPHERION                                             32,311.10
SPIROL INTERNATIONAL                                    334.10
SPRAYRITE                                            39,917.11
STAR TRIBUNE                                            783.56
STAR TRIBUNE                                          1,504.64
STATE MACHINE                                         6,619.89
STERLING                                                136.00
STORK-TWIN                                              586.04
STREET FLEET                                             24.71
STREET FLEET                                             14.57
STRIKO                                                  940.78
STRIKO DYNARD                                        29,730.82
STRIKO DYNARD                                            26.47
STROM ENGINEERING                                     1,039.13
STROM ENGINEERING                                     1,048.69
STROM ENGINEERING                                     1,020.00
STROM ENGINEERING                                     1,220.81
STROM ENGINEERING                                     1,354.69

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

                      VENDOR                               TOTAL DISBURSEMENTS
                      ------                               -------------------
SUB-MEX                                                          14,909.80
SUB-MEX                                                          29,788.85
SUB-MEX                                                           3,221.32
SUB-MEX                                                          13,160.99
SUNSOURCE                                                            59.19
SUNSOURCE                                                            96.79
TEMPLE-INLAND                                                     9,056.88
TEXTRON FASTENING                                                   122.13
THOMAS ZAGAR                                                         60.47
THOMAS ZAGER                                                        158.69
TILSNER CARTON                                                    4,422.85
TILSNER CARTON                                                    3,895.00
TILSNER CARTON                                                    1,346.25
TOLL COMPANY                                                      1,030.04
TOLL COMPANY                                                        496.73
TOLL COMPANY                                                        560.42
TOLL COMPANY                                                        343.40
TOOL FABRICATION                                                    231.35
TOOLING ASSOCIATES                                                  777.12
TOOLING ASSOCIATES                                                  130.52
TOOLING SCIENCE                                                     560.00
TOSHIBA MACHINE                                                     715.68
TOSHIBA MACHINE                                                   1,413.35
TOSHIBA MACHINE                                                     365.30
TOYOTA-LIFT                                                         310.33
TRANSMAN                                                         59,598.81
TREASURY MANAGE                                                     226.65
TULL BEARING                                                         38.57
TULL BEARING                                                        221.04
TULL BEARINGS                                                       386.45
TULL BEARINGS                                                        60.73
TULL BEARINGS                                                     1,187.73
TWIN CITY OPTICAL                                                   155.53
TWIN PINES METROLOGY                                                422.75
TYCO                                                                112.83
UNITED ELECTRIC                                                   1,695.41
UNITED ELECTRIC                                                   3,072.61
UNITED ELECTRIC                                                     562.83
UNITED ELECTRIC                                                   1,543.45
UNITED ELECTRIC                                                   1,175.96
UNUM LIFE                                                         8,927.41
UNUM LIFE                                                         1,248.80
US TREASURY                                                          75.00
US TREASURY                                                          75.00
US TREASURY                                                          25.00
US TREASURY                                                          75.00
US TREASURY                                                          25.00
US TREASURY                                                          75.00
US TREASURY                                                          25.00
US TREASURY                                                         175.00
US TREASURY                                                          25.00
VERIZON WIRELESS                                                    388.19
VIKING AUTOMATIC                                                    356.00
VOICE & DATA                                                        247.50
WALTER HAMMOND                                                      427.70
WALTER HAMMOND                                                      124.74
WALTER HAMMOND                                                        6.79
WESTMAN SERVICE                                                     880.00
WESTMAN SERVICE                                                     880.00
WEYERHAUSER                                                          40.00
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WI SCTF                                                              50.50
WIRE WORX                                                         3,180.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)                             CASE NO. 04-67610
CASH DISBURSEMENTS
JUNE 2005

                           VENDOR                         TOTAL DISBURSEMENTS
                           ------                         -------------------
WIRE WORX                                                              400.00
WIRE WORX                                                            3,110.00
WIRE WORX                                                            1,320.00
XCEL ENERGY                                                         63,266.61
XCEL ENERGY                                                         62,292.04
XTREME MACHINE                                                      37,200.00
                                                          -------------------
                                                          $      3,562,619.85

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 6/30/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                                     -

Actual Outstanding Checks                             $ 287,501.51
Miscellaneous Reconciling Items
Adjusted in July                                            573.71
                                                      ------------
                                                        288,075.22

Unadjusted GL Balance                                   288,075.22
                                                      ------------
Difference                                            $          -
                                                      ============

TOOL PRODUCTS, INC.
CASE NO.04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

  DATE          CHECK       OUTSTANDING     DATE       CHECK     OUTSTANDING     DATE      CHECK      OUTSTANDING
5/26/2005       500923       $ 192.32    6/30/2005     501524       88.02      6/30/2005   501593           60.47
5/26/2005       500945         174.08    6/30/2005     501525      530.64
5/31/2005       501025         671.63    6/30/2005     501526      142.98                             $287,501.51
 6/3/2005       501082         428.50    6/30/2005     501527    2,463.73
 6/3/2005       501090         467.83    6/30/2005     501528       90.90
 6/3/2005       501115          96.29    6/30/2005     501529    2,632.50
6/15/2005       501245         192.60    6/30/2005     501530       25.09
6/15/2005       501251         427.70    6/30/2005     501531      256.40
6/16/2005       501276         276.51    6/30/2005     501532    1,459.12
6/16/2005       501290         754.29    6/30/2005     501533       75.65
6/16/2005       501310         500.00    6/30/2005     501534      425.00
6/20/2005       501360         400.00    6/30/2005     501535       38.15
6/22/2005       501369       7,940.00    6/30/2005     501536       70.92
6/23/2005       501384         103.15    6/30/2005     501537      742.59
6/23/2005       501391          52.16    6/30/2005     501538    2,479.28
6/23/2005       501410         335.50    6/30/2005     501539    2,140.28
6/23/2005       501413         325.09    6/30/2005     501540      428.50
6/23/2005       501419       5,198.38    6/30/2005     501541      248.00
6/23/2005       501431          22.44    6/30/2005     501542      199.75
6/23/2005       501437         190.00    6/30/2005     501543      329.52
6/23/2005       501443         454.18    6/30/2005     501544    1,897.67
6/23/2005       501456         332.00    6/30/2005     501545      146.97
6/23/2005       501459          60.84    6/30/2005     501546      110.00
6/23/2005       501464       1,220.81    6/30/2005     501547      850.85
6/23/2005       501469         130.52    6/30/2005     501548    3,230.96
6/23/2005       501472          75.00    6/30/2005     501549       97.02
6/23/2005       501473          25.00    6/30/2005     501550      254.29
6/23/2005       501476         108.39    6/30/2005     501551    3,400.00
6/23/2005       501479         158.69    6/30/2005     501552    1,563.60
6/23/2005       501480         725.30    6/30/2005     501553      231.72
6/23/2005       501481         601.02    6/30/2005     501554       50.00
6/23/2005       501483         310.33    6/30/2005     501555      127.50
6/28/2005       501484         825.00    6/30/2005     501556    5,645.46
 8/6/1900       501485          11.07    6/30/2005     501557    2,160.00
6/28/2005       501486       1,295.00    6/30/2005     501558      110.00
6/28/2005       501487         179.44    6/30/2005     501559    1,198.80
6/28/2005       501488         887.04    6/30/2005     501560      610.04
6/28/2005       501489         142.99    6/30/2005     501561      110.85
6/28/2005       501490       1,338.38    6/30/2005     501562      780.00
6/28/2005       501491      12,932.00    6/30/2005     501563      354.35
6/28/2005       501492           6.79    6/30/2005     501564       43.15
6/29/2005       501493       4,360.50    6/30/2005     501565      657.99
6/29/2005       501494         278.59    6/30/2005     501566      657.31
6/30/2005       501495         342.93    6/30/2005     501567    1,299.50
6/30/2005       501496         274.84    6/30/2005     501568      692.71
6/30/2005       501497         380.00    6/30/2005     501569    5,983.27
6/30/2005       501501      19,016.11    6/30/2005     501570    1,566.53
6/30/2005       501502          40.00    6/30/2005     501571   72,725.15
6/30/2005       501503         165.77    6/30/2005     501572       27.68
6/30/2005       501504       3,012.53    6/30/2005     501573       78.87
6/30/2005       501505         324.26    6/30/2005     501574      761.74
6/30/2005       501506      12,722.91    6/30/2005     501575    3,544.18
6/30/2005       501507       2,795.69    6/30/2005     501576   32,311.10
6/30/2005       501508       7,940.00    6/30/2005     501577    1,504.64
6/30/2005       501509         209.64    6/30/2005     501578    6,619.89
6/30/2005       501510          37.61    6/30/2005     501579      586.04
6/30/2005       501511       1,095.00    6/30/2005     501580       26.47
6/30/2005       501512         204.25    6/30/2005     501581    1,354.69
6/30/2005       501513          46.80    6/30/2005     501582   13,160.99
6/30/2005       501514         133.60    6/30/2005     501583      122.13
6/30/2005       501515          45.11    6/30/2005     501584    1,346.25
6/30/2005       501516         127.82    6/30/2005     501585      343.40
6/30/2005       501517         782.58    6/30/2005     501586      560.00
6/30/2005       501518       2,175.65    6/30/2005     501587      221.04
6/30/2005       501519          50.54    6/30/2005     501588    1,175.96
6/30/2005       501520         270.46    6/30/2005     501589      175.00
6/30/2005       501521          34.73    6/30/2005     501590       25.00
6/30/2005       501522       2,951.50    6/30/2005     501591      135.08
6/30/2005       501523       1,500.00    6/30/2005     501592       50.50

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: TOOL PRODUCTS, INC.        Capacity:       ___    Shareholder
      Case Number: 04-67610                      ___    Officer
                                                 ___    Director
                                                 ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                 Weekly      or       Monthly

                                           _______              _______

CURRENT BENEFITS PAID:                     Weekly      or       Monthly

                  Health Insurance         _______              _______

                  Life Insurance           _______              _______

                  Retirement               _______              _______

                  Company Vehicle          _______              _______

                  Entertainment            _______              _______

                  Travel                   _______              _______

                  Other Benefits           _______              _______

                  Total Benefits           _______              _______

CURRENT OTHER BENEFITS PAID:               Weekly       or      Monthly

                  Rent Paid                _______              _______

                  Loans                    _______              _______

                  Other (Describe)         _______              _______

                  Other (Describe)         _______              _______

                  Other (Describe)         _______              _______

                  Total Other Payments     _______              _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly      or      Monthly

                                           _______              $0

Dated: JULY 20, 2005                ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                           Tool Products, Inc.
                                                         Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                            CARRIER                       POLICY PERIOD
--------------                            -------                       -------------
Property                                  Lloyds                       11/1/04-11/1/05
Boiler/Machine                            Hartford                     11/1/04-11/1/05
Cargo                                     Fireman's Fund               11/1/04-11/1/05
Truck Cargo                               Fireman's Fund               11/1/04-11/1/05

Aviation                                  USAIG                        11/1/04-11/1/05

Fiduciary                                 St. Paul                     11/1/04-11/1/05

Primary D&O                               St. Paul                     11/1/04-11/1/05
Excess D&O                                Chubb                        11/1/04-11/1/05
Excess D&O                                Platte River                 11/1/04-11/1/05

Crime                                     AIG                          12/1/04-12/1/05

General Liability                         ACE                          12/22/04-12/22/05
Umbrella                                  National Union               12/22/04-12/22/05

Workers' Comp                             ACE                          12/22/04-6/22/05
Excess Workers' Comp                      ACE                          12/22/04-12/22/05

Auto                                      ACE                          12/22/04-12/22/05

Foreign (DIC)                             ACE                          12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67614
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
WAGNER CASTINGS CO.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

    [X] Operating Statement                 (Form 2)

    [X] Balance Sheet                       (Form 3)

    [X] Summary of Operations               (Form 4)

    [X] Monthly Cash Statement              (Form 5)

    [X] Statement of Compensation           (Form 6)

    [X] Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JULY 20, 2005                     /s/  Robert E. Belts
                                         --------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)

                                               CASE #04-67614
                                                   WAGNER
                                                  CASTINGS
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
Net Sales                                  4,420             47,607

Cost of Goods Sold
Materials and Freight                        619             10,141
Wages - Hourly                               743              6,711
Wages-Salary                                 306              3,207
Employee Benefits and Pension                939             10,797
 Repairs & Maintenance                       190              2,194
Supplies                                     321              2,562
Utilities                                    337              3,609
Purchased Components/Services                873              7,218
Income(loss) from Pattern Sales               (2)               (85)
Fixed Asset - (gain/loss)                      -                (83)
MIS Expense                                   48                397
Travel & Entertainment                         2                 27
Other Variable Costs                        (262)               466
Depreciation & Amortization                  175              2,021
Other Allocated Fixed Costs                    -                 (5)
Other Fixed Costs                            179              1,485
                                          ------            -------
Cost of Goods Sold                         4,468             50,662

Gross Profit                                 (48)            (3,055)

Plant SG&A Expense                            10                160
SG&A Expense - Allocation (Sched 1)          191              1,677
Other Operating Expenses                   3,045              3,986
                                          ------            -------
Total Operating Expenses                   3,246              5,823

Operating Profit                          (3,294)            (8,878)

Outside Interest Income                        -                  -
Outside Interest (Expense)                     -                  -
Intercompany Interest Income                   -                  -
Intercompany Interest (Expense)             (134)              (839)
Charges (From) Affiliates                      -                  -
Charges To Affiliates                          -                  -
Income/Loss From European Operations           -                  -
Other Income/(Expense)                         -                 (2)
                                          ------            -------
Total Non-Operating Expenses                (134)              (841)

Income Before Income Taxes                (3,428)            (9,719)

Income Tax Expense                             -                  -

                                          ------            -------
Net Income                                (3,428)            (9,719)
                                          ======            =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                   June
                                                  -------
Officer Compensation                              $   189
Salary Expense other Employees                        892
Employee Benefits and Pension                         107
Payroll Taxes                                          53
Other Taxes                                             0
Rent and Lease Expense                                212
Interest Expense
Insurance                                              63
Automobile and Truck Expense                           11
Utilities(Gas Electric,Phone)                          43
Depreciation                                           86
Travel and Entertainment                              114
Repairs and Maintenance                                98
Advertising/Promotion                                  10
Supplies, Office Expense                               42

OTHER:
Contributions                                           0
Professional Fees - Audit/Tax                         350
Bank Fees                                              28
Public Reporting Fees                                  15
Employee Relocation/Training                           17
Data Processing                                        27
Dues and Subscriptions                                 15
Outside Services                                       92
Project Development Costs net of Billings             (32)
Director Fees                                          25
Miscellaneous                                           5
Legal Fees                                             10
Cost Allocation - Europe                              (78)
Cost Allocation - Out                                (254)
                                                  -------
                                                  $ 2,143
                                                  =======

Allocation:
Wagner Castings                                       191
Northern Castings                                      51
Ironton Iron                                            0
Lynchburg Foundry                                     193
Columbus Foundry                                      313
Wagner Havana                                           0
Intermet U.S. Holdings                                261
Cast-Matic Corp.                                       82
Diversified Diemakers                                 257
Ganton Technologies                                   168
Tool Products                                         137
Corporate                                             490
                                                  -------
Total                                             $ 2,143
                                                  =======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                              CASE #04-67614
                                              --------------
                                                  WAGNER
                                                 CASTINGS
                                              --------------
Cash And Equivalents                            $      -
Accounts Receivable                                8,249
Short-Term Intercompany Receivables                   15
Inventories                                        6,009
Other Current Assets                                  75
                                                --------
   TOTAL CURRENT ASSETS                           14,348

Land and Buildings                                 2,412
 Machinery & Equipment                            57,427
 Construction In Progress                            782
                                                --------
 Total Fixed Assets                               60,621
 Accumulated Depreciation                        (52,868)
                                                --------
   NET FIXED ASSETS                                7,753

 Investment In Subsidiaries                            -
Investment In European Operations                      -
 Long-Term Intercompany Receivables                    -
 Deferred Taxes, Long-Term Asset                       -
 Other Assets                                        130
                                                --------

   TOTAL ASSETS                                 $ 22,231
                                                ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                               $  1,206
 Wages and Salaries (See schedule)                   498
 Taxes Payable - (See schedule)                       63
                                                --------
   TOTAL POST PETITION LIABILITIES                 1,767

SECURED LIABILITIES:
SECURED DEBT                                           -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                  -
 Accrued Tax - State                                   -
 Accrued Property Taxes                               35
 Accrued Workers Comp.                             1,154
 Accrued Payroll                                      13
 Accrued Payroll Taxes                                 -
                                                --------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,202

UNSECURED LIABILITIES
Accounts Payable                                   6,291
Senior & IDR Bonds                                     -
                                                --------
TOTAL UNSECURED LIABILITIES                        6,291

OTHER LIABILITIES
Accrued Liabilities                                1,459
Short-Term Intercompany Payables                      11

 Retirement Benefits                                 630
 Deferred Taxes - Long-Term Liability                  -
 Other Long-Term Liabilities                           -
 Long-Term Intercompany Payables                   3,845
 Minority Interest                                     -
                                                --------
 TOTAL LIABILITIES                                15,205

 Common Stock                                          -
 Capital In Excess Of Par Value                   17,027
Retained Earnings - Prepetition                     (282)
Retained Earnings - Post Petition                 (9,719)
Equity In European Operations
 Accumulated Translation Adjustment                    -
 Minimum Pension Liability Adjustment                  -
 Unearned Restricted Stock                             -
                                                --------
TOTAL SHAREHOLDER EQUITY                           7,026
                                                --------
 TOTAL LIABILITIES AND EQUITY                   $ 22,231
                                                ========

PERIOD ENDED: 06-30-05     WAGNER CASTINGS COMPANY (DECATUR)      CASE #04-67614

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                      Balance
                                        as of        Accrued /      Payments /       as of
                                      05-30-05       Withheld       Deposits        06-30-05
                                     -----------    -----------    -----------    -----------
Income tax withheld: Federal         ($   37,229)   ($  284,866)   $   322,095     $        0
Income tax withheld: State                (8,698)       (52,855)        61,554              0
Income tax withheld: Local                     0              0              0              0
FICA Withheld                            (36,287)      (290,649)       326,369           (567)
Employers FICA                           (14,004)             0              0        (14,004)
Unemployment Tax: Federal                    (45)          (368)           331            (82)
Unemployment Tax: State                   (2,338)       (14,273)        14,363         (2,248)
All Other Payroll W/H                    (25,064)       (83,614)       101,111         (7,568)

State Taxes: Inc./Sales/Use/Excise            (0)             0             (4)            (4)
Property Taxes                           (47,829)        (6,000)        22,371        (31,458)

Workers Compensation                      44,805        (52,479)           527         (7,147)
                                     -----------    -----------    -----------    -----------

Total                                ($  126,689)   ($  785,105)   $   848,716    ($   63,078)

Wages and Salaries                      (616,812)    (1,308,425)     1,427,614       (497,624)
                                     -----------    -----------    -----------    -----------

Grand Total                          ($  743,501)   ($2,093,530)   $ 2,276,330    ($  560,701)
                                     ===========    ===========    ===========    ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                            Total         0-30 Days      30-60 Days    Over 60 Days
Accounts Payable - Post Petition     $1,206,038      1,125,899          80,138
Accounts Receivable -Pre & Post      $9,893,798      7,396,852       1,026,712      1,470,233

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 6/30/2005

                             MONTHLY CASH STATEMENT

                                                                        CASE # 04-67614
                                                                   WAGNER CASTINGS (DECATUR)
                                                                   -------------------------
     ACCOUNT TYPE                        LOCKBOX 771149   DEPOSIT         AP        CHECKING   PR (HOURLY)  PR (SALARY)
       ACCOUNT #                             256543      5401086433    2770716518   35223301   2770716500   2770716666
         BANK                               Bank One     Stan. Fed.    Stan. Fed.  First Bank  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                          -                 -             -      30,489           -            -
RECEIPTS                                        -         5,542,458             -           -           -            -
TRANSFERS IN (CORPORATE)                        -                 -     1,825,141           -     774,370        6,390
DIP INFLOW                                      -                 -             -           -           -            -
DISBURSEMENTS                                   -                 -    (1,825,141)          -    (774,370)      (6,390)
TRANSFERS OUT (CORPORATE)                       -        (5,542,458)            -     (30,489)          -            -
DIP REPAYMENT                                   -                 -             -           -           -            -
                                              ---        ----------   -----------  ----------  ----------   ----------
ENDING BANK BALANCE                             -                 -             -           -           -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                   1,370,398
CHECKS ISSUED                                                           1,779,020
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                  2,142,361
CORPORATE DEBIT MEMOS                                                       1,070
                                                                      -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)          $ 5,292,849
                                                                      ===========

OUTSTANDING CHECKS AS OF MAY 31                                           352,032
VOIDED CHECKS OUTSTANDING AS OF MAY 31                                    (16,066)
CHECKS ISSUED DURING JUNE                                               1,779,020
CHECK CLEARED DURING JUNE                                              (1,825,141)
                                                                      -----------
OUTSTANDING CHECKS AS OF JUNE 30 (SEE OUTSTANDING CHECKLIST)          $   289,845
                                                                      ===========

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JUNE 2005

          VENDOR                       TOTAL DISBURSEMENTS
-------------------------              -------------------
300 BELOW                                 $        75.00
A D BROOKS                                        440.00
ABB INC                                         4,825.25
ACCU-SORT INC                                     270.00
ADA JACKSON                                       440.00
ADECCO                                          2,718.00
AETNA US HEALTHCARE                            18,215.06
AIR LIQUIED INDUSTRIAL US LP                    5,386.80
AIRWELD INC                                       216.00
ALLIED ELECTRONICS INC                            221.45
AMERENIP                                      247,638.60
AMERICASH LOANS LLC                               444.91
ARAMARK UNIFORM SERVICES INC                    4,655.80
ARCH WIRELESS                                     866.34
ARCHIE JOHNSON                                    440.00
ARTHUR G BYRNE CO INC                           3,460.67
AT&T                                               52.42
AT&T                                            2,552.84
BARBARA LEE                                       440.00
BARR & BARR                                        68.00
BEARING DISTRIBUTORS INC                       22,102.03
BEAU BLAKEMAN                                      81.31
BENTONITE PERFORMANCE MINERALS                117,917.80
BENTONITE PERFORMANCE MINERALS                 (5,917.80)
BETTY HAMILTON                                    440.00
BILL BRUMETT                                      636.38
BKD LLP                                         8,500.00
BLACK & CO #11                                  5,955.43
BOB WATSON                                         67.88
BODINE ELECTRIC OF DECATUR                        420.00
BODINE ENVIRONMENTAL SERVICE                    2,900.90
BODINE SERVICES INC                               426.16
BOULEVARD PROPERTIES LLC                          856.25
BOWMAN HEINTZ BOSCIA & VICIAN                      32.90
BUEL COLE                                         440.00
BURDICK PLUMBING INC                              581.61
BUSCHE ENTERPRISE DIVN INC                    280,331.31
C C FIRE EQUIPMENT CO INC                       1,631.60
CANFIELD & JOSEPH INC                           4,395.47
CAPITAL CITY PAPER CO                             469.63
CARCO INC                                         320.00
CARLIN AUTOMATION INC                             732.00
CC METALS AND ALLOYS INC                       21,584.04
CENTRAL STEEL & WIRE CO                           393.12
CHAMPION CHISEL WORKS INC                       2,640.12
CHARLES BEDFORD OD/DEC EYECARE                    344.16
CHARLES GRAVES                                  5,750.00
CHRIS INCORPORATED                              1,000.00
CITY OF DECATUR                                12,105.06
CLIMATE CONTROL                                75,521.12
COMPUWARE                                         165.00
CONNOR CO                                       2,195.78
CONTINENTAL CARBONIC PROD INC                     512.34
CORN BELT FS INC                               12,253.82
CREDITORS SERVICE BUREAU                          431.35
CRI RECYCLING                                     759.00
CULLIGAN WATER SYSTEMS                             65.00
D WAYNE COLLINS                                   280.00
DAMON LEE                                         440.00
DAUBER COMPANY                                 44,150.40
DAVID RIGHTNOWAR                                  440.00
DCD TRANSPORTATION INC                            590.20
DE LAGE LANDEN FIN SERVICES                     1,965.00
DECATUR AWARD & SCREEN PRNTNG                      60.00
DECATUR EMERG MEDICAL SERV                        266.00
DECATUR MEMORIAL HOSPITAL                       1,054.00
DHL EXPRESS                                        41.06
DISA GOFF INC                                   1,301.50
DISA INDUSTRIES INC                            14,731.80
DOLLARS TODAY                                     615.46
DONNELLY AUTOMOTIVE MACH INC                    1,055.58
DORSEY PIRTLE                                     440.00
ELECTRO-NITE CO                                10,660.00
ELKEM METALS INC                               22,155.00
ELKEM METALS INC                               45,892.50
ELLIOTT CANTEEN SERVICES                          500.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JUNE 2005

          VENDOR                       TOTAL DISBURSEMENTS
-------------------------              -------------------
ENBRIDGE GAS SERVICES                          (5,448.38)
ENBRIDGE GAS SERVICES                          37,673.04
ENPRO INC                                       1,677.00
ENTERPRISE GROUP                                1,317.06
FACTUAL PHOTO                                     600.00
FAIRMONT MINERALS                                (559.90)
FAIRMONT MINERALS                               6,301.15
FAMILY SUPPORT PAYMENT CENTER                     297.08
FIVE MORRS                                        338.06
FOSECO INC                                      5,028.48
FRANK REED                                        440.00
FRISBY PMC                                    211,981.50
G E CAPITAL                                     2,017.49
G G BARNETT TRANSPORT INC                       3,275.78
GE CAPITAL                                        642.02
GENERAL KINEMATICS CORP                           450.00
GERDAU AMERISTEEL                               9,625.99
GLENN ZILLS                                       640.00
GRAINGER INC                                    1,057.28
GULLY TRANSPORTATION                            8,009.41
HA INTERNATIONAL LLC                          (10,018.80)
HA INTERNATIONAL LLC                           20,037.60
HAGERTY BROTHERS CO                             6,942.02
HARBOR FREIGHT TOOLS                              580.55
HARRY BOND                                        440.00
HARRY E HILLS & ASSOC                           4,334.00
HAWTHORN IND/JAMES J MAY                          194.19
HILLS SPORTS MEDICINE                           1,212.00
HI-TEMP INC                                    17,756.19
HOLTGRIEVE & CO                                 8,263.26
HTE TECH                                          573.32
ILL STUDENT ASSISTANCE COMM                       169.21
ILLINOIS DEPT OF REVENUE                            8.00
ILLINOIS ENVIRONMENTAL                            500.00
INDUSTRIAL PROCESS EQUIPMENT                      357.09
INFORMATION HANDLING                              763.77
INTERMEC TECHNOLOGIES CORP                      2,964.48
INTERNAL REVENUE SERVICE                          470.00
IVORY CURRY                                       440.00
J C JELKS                                         440.00
J W ASSOCIATES INC                                309.55
J.D. FINLEY                                       440.00
JAMES GAVIN                                       440.00
JAMES GREEN                                       440.00
JAMES JONES                                       836.45
JAMES REED                                        440.00
JERRY SHERWOOD                                    440.00
JMS HAND ASSOCIATES S.C.                          570.00
JOHN C KEFALAS MDSC                               513.90
JOHN H GERMERAAD - TRUSTEE                      2,188.50
JOHN HENRY FOSTER CO                              379.71
JOHN MULLINS AND                                6,338.56
JOHN SHAW                                         285.90
KANSAS PAYMENT CENTER                             276.92
KELLY CONSTRUCTION                             30,144.00
KENNETH E PRATT AND                            10,000.00
KENT RUDBECK                                      313.83
KFA CAL/KURT & KATHY FINNIE                     1,200.00
KING-LAR CO                                     5,176.57
KIRBY RISK CORP                                 3,364.91
L & N INDUSTRIES INC                            7,314.45
LAKELAND ENGINEERING EQUIP                        149.21
LAND OF LINCOLN CREDIT UNION                   60,573.10
LARPEN METALLURGICAL SERVICE                   68,656.00
LARRY BONNELL                                     440.00
LARRY HAYES                                       440.00
LARRY TURPIN AND                                5,000.00
LEVOY REED                                        440.00
LINCO REFRACTORY SUPPLY INC                    12,145.20
LOCAL #6-728 PACE                               6,175.40
LOUIS THOMAS                                      440.00
LYNN ZASADA                                       440.00
M H EQUIPMENT                                     223.42
M H EQUIPMENT CORP                                 95.53
MAC EQUIPMENT INC                               9,600.00
MACIOROWSKI SACKMANN & ULRICH                   9,989.82
MACON COUNTY COLLECTOR                         22,370.62

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JUNE 2005

          VENDOR                       TOTAL DISBURSEMENTS
-------------------------              -------------------
MARTIN BROS CONTAINER &                        15,393.60
MARTIN BRUMETT                                  2,035.48
MARVIN BRANDT                                     440.00
MARVIN KELLER TRUCKING                            400.00
MCMASTER-CARR SUPPLY CO                           348.53
METOKOTE CORP                                  17,871.31
MICRO TEK PATTERN INC                           7,150.00
MIDSTATE CORE CO                                1,073.77
MIDWEST CREDIT & COLLECTION                       914.20
MORGAN DISTRIBUTING INC                        12,773.31
MORGAN EXPRESS INC                             56,276.55
MOTION INDUSTRIES INC                             616.46
NATIONAL CITY                                      78.15
NATIONAL CITY BANK                             19,229.92
NATIONAL CITY BANK OF MI/IL                     1,556.25
NOBLE SALES INC                                 3,548.29
OMNISOURCE FT WAYNE FERR DIV                  883,300.49
OMNISOURCE FT WAYNE FERR DIV                   20,433.36
ONYX WASTE SERVICES MIDWEST                    41,101.79
PAUL ALTHOFF                                      280.91
PAYROLL (INCLUDES CORP DISBURSEMENTS)       2,142,360.69
PEERLESS METAL POWDERS                         22,220.00
PERFECT WINDOW CLEANERS                           670.68
PETTY CASH                                        700.00
PHILLIP DANNEWITZ                                 440.00
PRAIRIE IDEALEASE                               1,448.60
PRAIRIE INTL TRUCKS INC                            58.25
PRIMETRADE                                    166,787.82
PRIMETRADE                                      4,273.90
PROCESS EQUIPMENT & CONTROLS                    1,908.52
PROVIDENT LIFE                                     88.54
QUALITY TEAM 1                                    400.20
R D MCMILLEN ENTERPRISES                          556.46
RADIOLOGICAL ASN OF DECATUR                        34.00
RDN LLC                                         1,200.00
REFRACTORY SALES & SRV CO INC                  10,642.00
REGIONS MORGAN KEEGAN TRUST                     5,300.00
RENEE HADDEN                                      250.00
RENTAL SERVICE CORP                             3,065.65
RICHARD COLE                                      440.00
RICK WALLACE                                      876.39
ROBERT LOWRY                                      440.00
ROBERTS SINTO CORP                                629.15
ROLAND MABRY                                      440.00
RYAN EQUIPMENT & SUPPLY                            96.61
S J SMITH WELDING SUPPLY                        8,923.28
SAFETY SHOE DISTRIBUTORS                          291.57
SAFETY-KLEEN CORP                               3,533.37
SAFEWORKS                                         638.86
SAFEWORKS-COLES COUNTY                            254.15
SAFEWORKS-IL OF COLES COUNTY                    1,824.30
SBC                                             1,467.89
SBC GLOBAL SERVICES INC                         3,996.40
SECURITAS SEC SVCS USA INC                      8,277.92
SETH WISEMAN                                      301.20
SHAWS CATERING SERVICE                            582.89
SHERMAN BAINE                                     440.00
SHERRI GRIMES                                   3,000.00
SIMPSON TECHNOLOGIES                            5,783.00
SLIGO STEEL                                       380.50
SOURCE ONE SUPPLY CORP                            117.67
SPRINGFIELD ELECTRIC                            2,573.73
ST MARY'S HOSPITAL                                405.60
STERICYCLE INC                                    115.28
STONE CONTAINER CORP                           20,925.64
STRIGLOS OFFICE EQUIPMENT                       1,226.75
STUART BAKER MD                                 2,691.00
SUNBELT RENTALS                                 4,231.50
THOMAS H BOWDRE                                   440.00
TORUS MACHINING                                47,813.56
TRACY CAUSEY                                       71.68
TRANSMAN                                       45,969.21
TYDUS GREEN                                       440.00
U S DEPARTMENT OF EDUCATION                       350.19
U S HARDWOOD PRODUCTS                          25,787.04
UNITED WAY OF DEC & MID-IL                      1,344.00
UNITHERM FURNACE CORP                             891.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
JUNE 2005

          VENDOR                       TOTAL DISBURSEMENTS
-------------------------              -------------------
VERIZON WIRELESS                                  961.37
WALLENDER-DEDMAN PRINTING                         453.00
WALZ EQUIPMENT                                  2,324.92
WASTE MANAGEMENT OF DECATUR                     1,137.00
WATTS COPY SYSTEMS INC                            515.12
WESTPORT CORP                                     571.26
WHEELABRATOR                                    5,076.32
WI SCTF                                           384.00
WILLIAM A KIBBE & ASSOC INC                     1,845.00
WILLIAM O BEATTY                                1,200.00
WILLIAM WALKER                                    440.00
WILLIE LEE GREEN                                  440.00
WORLD FINANCE CORP                                130.00
X-R-I TESTING DIV                               2,643.75
                                          --------------
                                          $ 5,292,848.65

DECATUR
CASE # 04-67614
AT 6/30/05

DECATUR - BANK RECONCILIATION

Bank Balance                              $            -

Actual Outstanding Checks                     289,844.78
Actual Outstanding Payroll Checks              89,294.99
                                          --------------
                                              379,139.77

Unadjusted GL Balance                         379,139.77
                                          --------------
Difference                                $            -
                                          ==============

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

   DATE              CHECK         OUTSTANDING
---------           ------         -----------
12/2/2004           116677          $ 6,798.97
 2/3/2005           118066              187.28
1/31/2005           119539            3,128.97
6/29/2005           119621              732.00
6/30/2005           119622               97.19
5/18/2005           121070            5,000.00
 6/3/2005           121363               41.06
 6/3/2005           121386           13,587.20
 6/3/2005           121387            5,642.72
 6/6/2005           121431              453.00
 6/8/2005           121506              440.00
6/15/2005           121595              756.02
6/15/2005           121600            4,395.47
6/15/2005           121607              290.24
6/15/2005           121618            5,000.00
6/15/2005           121624            2,004.68
6/16/2005           121650            1,096.48
6/16/2005           121664               97.19
6/20/2005           121684           13,501.82
6/20/2005           121688            2,000.00
6/22/2005           121711            1,776.00
6/22/2005           121714              477.00
6/22/2005           121715              136.50
6/22/2005           121720              590.20
6/22/2005           121728               28.98
6/22/2005           121738               37.84
6/22/2005           121741              461.28
6/22/2005           121749              399.50
6/22/2005           121754            1,200.00
6/24/2005           121765              568.80
6/24/2005           121768            5,447.23
6/24/2005           121771              443.20
6/24/2005           121772              500.00
6/24/2005           121773            9,484.01
6/24/2005           121780              646.51
6/24/2005           121799            5,231.41
6/27/2005           121810              221.45
6/27/2005           121812              156.00
6/27/2005           121813              244.20
6/27/2005           121814            1,750.00
6/27/2005           121815            4,107.26
6/27/2005           121816              102.57
6/27/2005           121819            2,968.40
6/27/2005           121820               82.50
6/27/2005           121825            8,668.00
6/27/2005           121826              111.64
6/27/2005           121828           11,110.00
6/27/2005           121831            2,033.34
6/27/2005           121833              570.00
6/27/2005           121835            1,194.48
6/27/2005           121836            3,971.88
6/27/2005           121837           25,967.60
6/29/2005           121845              600.35
6/29/2005           121846            1,267.09
6/29/2005           121848              976.32
6/29/2005           121849              393.12
6/29/2005           121850           12,105.06
6/29/2005           121851            8,141.41
6/29/2005           121852            1,097.25
6/29/2005           121853           12,253.82
6/29/2005           121854              345.00
6/29/2005           121856              498.07
6/29/2005           121858              450.00
6/29/2005           121859            1,632.63
6/29/2005           121860              688.00
6/29/2005           121861               62.00
6/29/2005           121862              105.16
6/29/2005           121863              167.29
6/29/2005           121864              235.00
6/29/2005           121865               72.90
6/29/2005           121866              181.86
6/29/2005           121867            2,116.70
6/29/2005           121868           11,348.74
6/29/2005           121869            8,668.00
6/29/2005           121870              150.00
6/29/2005           121871              127.51
6/29/2005           121874            6,045.21
6/29/2005           121875              123.09
6/29/2005           121876              236.89
6/29/2005           121877              630.80
6/29/2005           121878            1,073.77
6/29/2005           121879            3,139.22
6/29/2005           121880              400.20
6/29/2005           121881               50.00
6/29/2005           121882              163.60
6/29/2005           121883              195.60
6/29/2005           121884              411.16
6/29/2005           121885              166.54
6/29/2005           121887              596.24
6/29/2005           121888            1,828.44
6/29/2005           121891           26,960.45
6/29/2005           121893           28,202.22

                                  $ 289,844.78

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    WAGNER CASTINGS CO.           Capacity:         ___      Shareholder
         Case Number:  04-67614                          ___      Officer
                                                         ___      Director
                                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly      or    Monthly

                                            _______           _______

CURRENT BENEFITS PAID:                      Weekly      or    Monthly

                  Health Insurance          _______           _______

                  Life Insurance            _______           _______

                  Retirement                _______           _______

                  Company Vehicle           _______            _______

                  Entertainment             _______           _______

                  Travel                    _______           _______

                  Other Benefits            _______           _______

                  Total Benefits            _______           _______

CURRENT OTHER BENEFITS PAID:                Weekly      or    Monthly

                  Rent Paid                 _______           _______

                  Loans                     _______           _______

                  Other (Describe)          _______           _______

                  Other (Describe)          _______           _______

                  Other (Describe)          _______           _______


                  Total Other Payments      _______           _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly      or    Monthly

                                            _______           $0

Dated: JULY 20, 2005                        _____________________________
                                            PRINCIPAL, OFFICER, DIRECTOR,
                                            OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                   CARRIER                    POLICY PERIOD
--------------                   -------                    -------------
Property                         Lloyds                     11/1/04-11/1/05
Boiler/Machine                   Hartford                   11/1/04-11/1/05
Cargo                            Fireman's Fund             11/1/04-11/1/05
Truck Cargo                      Fireman's Fund             11/1/04-11/1/05

Aviation                         USAIG                      11/1/04-11/1/05

Fiduciary                        St. Paul                   11/1/04-11/1/05

Primary D&O                      St. Paul                   11/1/04-11/1/05
Excess D&O                       Chubb                      11/1/04-11/1/05
Excess D&O                       Platte River               11/1/04-11/1/05

Crime                            AIG                        12/1/04-12/1/05

General Liability                ACE                        12/22/04-12/22/05
Umbrella                         National Union             12/22/04-12/22/05

Workers' Comp                    ACE                        12/22/04-6/22/05
Excess Workers' Comp             ACE                        12/22/04-12/22/05

Auto                             ACE                        12/22/04-12/22/05

Foreign (DIC)                    ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED JUNE 30, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67611
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
WAGNER HAVANA, INC.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

     [X]       Operating Statement                         (Form 2)

     [X]       Balance Sheet                               (Form 3)

     [X]       Summary of Operations                       (Form 4)

     [X]       Monthly Cash Statement                      (Form 5)

     [X]       Statement of Compensation                   (Form 6)

     [X]       Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                               YES [X]     NO___

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                               YES [X]     NO___

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                               YES [X]     NO___

5. All United States Trustee Quarterly fees have been paid and are current

                                                               YES [X]     NO___

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                               YES [X]     NO___

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JULY 20, 2005
                               /s/ Robert E. Belts
                               -----------------------
                               Debtor In Possession

                               Chief Financial Officer    (248) 952-2500
                               -----------------------    --------------
                               Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 6-30-05
($000's)


                                                                        CASE #04-67611
                                                                             WAGNER
                                                                             HAVANA
                                                          ------------------------------------------------

                                                          Current Month                 Total Since Filing
                                                          --------------                ------------------
Net Sales                                                            -                             -

Cost of Goods Sold
Materials and Freight                                                -                             -
Wages - Hourly                                                       -                             -
Wages-Salary                                                         -                             -
Employee Benefits and Pension                                       40                           454
 Repairs & Maintenance                                               -                             -
Supplies                                                             -                            50
Utilities                                                            8                            45
Purchased Components/Services                                        -                            (1)
Income(loss) from Pattern Sales                                      -                             -
 Fixed Asset - (gain/loss)                                           -                             -
 MIS Expense                                                         -                             1
 Travel & Entertainment                                              -                             -
 Other Variable Costs                                               35                            83
 Depreciation & Amortization                                         -                             -
 Other Allocated Fixed Costs                                         -                             -
 Other Fixed Costs                                                  17                           191
                                                                ------                        ------
Cost of Goods Sold                                                 100                           823

Gross Profit                                                      (100)                         (823)

Plant SG&A Expense                                                   -                             -
SG&A Expense - Allocation (Sched 1)                                  -                             -
 Other Operating Expenses                                            -                         4,895
                                                                ------                        ------
 Total Operating Expenses                                            -                         4,895

 Operating Profit                                                 (100)                       (5,718)

 Outside Interest Income                                             -                             -
 Outside Interest (Expense)                                          -                             -
 Intercompany Interest Income                                        -                             -
 Intercompany Interest (Expense)                                     -                            (5)
 Charges (From) Affiliates                                           -                             -
 Charges To Affiliates                                               -                             -
Income/Loss From European Operations                                 -                             -
 Other Income/(Expense)                                             96                           232
                                                                ------                        ------
 Total Non-Operating Expenses                                       96                           227

 Income Before Income Taxes                                         (4)                       (5,491)

 Income Tax Expense                                                  -                             -
                                                                                                   -
                                                                ------                        ------
 Net Income                                                         (4)                       (5,491)
                                                                ======                        ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                         June
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                              June
                                                             ------
Officer Compensation                                         $  189
Salary Expense other Employees                                  892
Employee Benefits and Pension                                   107
Payroll Taxes                                                    53
Other Taxes                                                       0
Rent and Lease Expense                                          212
Interest Expense
Insurance                                                        63
Automobile and Truck Expense                                     11
Utilities(Gas Electric, Phone)                                   43
Depreciation                                                     86
Travel and Entertainment                                        114
Repairs and Maintenance                                          98
Advertising/Promotion                                            10
Supplies, Office Expense                                         42

OTHER:
Contributions                                                     0
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        28
Public Reporting Fees                                            15
Employee Relocation/Training                                     17
Data Processing                                                  27
Dues and Subscriptions                                           15
Outside Services                                                 92
Project Development Costs net of Billings                       (32)
Director Fees                                                    25
Miscellaneous                                                     5
Legal Fees                                                       10
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (254)
                                                             ------
                                                             $2,143
                                                             ======

Allocation:

Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       490
                                                             ------
Total                                                        $2,143
                                                             ======

Intermet Corp and Subsidiaries
Balance Sheet as of 06-30-05
($000's)

                                                       CASE #04-67611
                                                       --------------
                                                           WAGNER
                                                           HAVANA
                                                       --------------
 Cash And Equivalents                                     $      -
 Accounts Receivable                                             -
 Short-Term Intercompany Receivables                           177
 Inventories                                                   188
 Other Current Assets                                            -
                                                          --------
    TOTAL CURRENT ASSETS                                       365

 Land and Buildings                                          1,633
  Machinery & Equipment                                     12,998
  Construction In Progress                                       -
                                                          --------
  Total Fixed Assets                                        14,631
  Accumulated Depreciation                                 (12,206)
                                                          --------
     NET FIXED ASSETS                                        2,425

  Investment In Subsidiaries                                     -
 Investment In European Operations                               -
  Long-Term Intercompany Receivables                             -
  Deferred Taxes, Long-Term Asset                                -
  Other Assets                                                   -
                                                          --------

     TOTAL ASSETS                                         $  2,790
                                                          ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
 Accounts Payable                                         $      5
 Wages and Salaries  (See schedule)                              -
 Taxes Payable - (See schedule)                                 83
                                                          --------
   TOTAL POST PETITION LIABILITIES                              88

 SECURED LIABILITIES:
 SECURED DEBT                                                    -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                           -
  Accrued Tax - State                                            -
  Accrued Property Taxes                                         -
  Accrued Workers Comp.                                        421
  Accrued Payroll                                                -
 Accrued Payroll Taxes                                           -
                                                          --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                    421

 UNSECURED LIABILITIES
 Accounts Payable                                              179
 Senior  & IDR Bonds                                             -
                                                          --------
 TOTAL UNSECURED LIABILITIES                                   179

 OTHER LIABILITIES
 Accrued Liabilities                                             3
 Short-Term Intercompany Payables                                -

  Retirement Benefits                                            -
  Deferred Taxes - Long-Term Liability                           -
  Other Long-Term Liabilities                                    -
  Long-Term Intercompany Payables                            8,022
  Minority Interest                                              -
                                                          --------
  TOTAL LIABILITIES                                          8,713

  Common Stock                                                   -
  Capital In Excess Of Par Value                             9,349
 Retained Earnings - Prepetition                            (9,781)
 Retained Earnings - Post Petition                          (5,491)
 Equity In European Operations
  Accumulated Translation Adjustment                             -
  Minimum Pension Liability Adjustment                           -
  Unearned Restricted Stock                                      -
                                                          --------
 TOTAL SHAREHOLDER EQUITY                                   (5,923)
                                                          --------
  TOTAL LIABILITIES AND EQUITY                            $  2,790
                                                          ========

PERIOD ENDED: 06-30-05                WAGNER HAVANA               CASE #04-67611

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                         Balance
                                          as of          Accrued /       Payments /       as of
                                        5/31/2005        Withheld        Deposits       6/30/2005
                                        ---------        --------        ---------      ---------
Income tax withheld: Federal             $      0        $      0        $       0       $      0
Income tax withheld: State                      0               0                0              0
Income tax withheld: Local                      0               0                0              0
FICA Withheld                                   0               0                0              0
Employers FICA                                  0               0                0              0
Unemployment Tax: Federal                       0               0                0              0
Unemployment Tax: State                         0               0                0              0
All Other Payroll W/H                           0               0                0              0

State Taxes: Inc./Sales/Use/Excise              0               0                0              0
Property Taxes                            (56,120)        (26,709)               0        (82,829)

Workers Compensation                            0               0                0              0
                                        ---------        --------        ---------      ---------

Total                                    ($56,120)       ($26,709)       $       0       ($82,829)

Wages and Salaries                              0               0                0              0
                                        ---------        --------        ---------      ---------

Grand Total                              ($56,120)       ($26,709)       $       0       ($82,829)
                                        =========        ========        =========      =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                       Total              0-30 Days        30-60 Days         Over 60 Days
Accounts Payable                                   $5,131               $5,131           $     0            $       0
Accounts Receivable                                $    0               $    0           $     0            $       0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 6/30/2005

                                                                                CASE # 04-67611
                                                                                 WAGNER HAVANA
                                                                                ---------------
TOTAL DISBURSEMENTS (CORPORATE DEBIT MEMOS)                                        $ 61,953

NOTES

Havana's payroll is consolidated with the Corporate payroll due to immateriality.

Havana's disbursements are paid and allocated by Corporate.

Havana had no active bank accounts during the current month.

WAGNER HAVANA, INC.                                            CASE NO. 04-67611
CASH DISBURSEMENTS
JUNE 2005

        VENDOR                    TOTAL DISBURSEMENTS
        ------                    -------------------
AMERENCIPS                           $    545.83
AMERENCIPS                                 96.01
AMERENCIPS                               7251.46
CITY OF HAVANA                             17.72
MASON COUNTY COLLECTOR                  43441.59
SECURITAS                                2090.34
SECURITAS                                2238.66
SECURITAS                                2090.34
SECURITAS                                2090.34
SECURITAS                                2090.34
                                     -----------
                                     $ 61,952.63

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                          Period Ending: JUNE 30, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    WAGNER HAVANA, INC.            Capacity:         ___      Shareholder
         Case Number: 04-67611                            ___      Officer
                                                          ___      Director
                                                          ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:         Weekly    or    Monthly

                                   _______         _______

CURRENT BENEFITS PAID:             Weekly    or    Monthly

            Health Insurance       _______         _______

            Life Insurance         _______         _______

            Retirement             _______         _______

            Company Vehicle        _______         _______

            Entertainment          _______         _______

            Travel                 _______         _______

            Other Benefits         _______         _______

            Total Benefits         _______         _______

CURRENT OTHER BENEFITS PAID:       Weekly    or    Monthly

            Rent Paid              _______         _______

            Loans                  _______         _______

            Other (Describe)       _______         _______

            Other (Describe)       _______         _______

            Other (Describe)       _______         _______

            Total Other Payments   _______         _______

CURRENT TOTAL OF ALL PAYMENTS:     Weekly    or    Monthly

                                   _______         $ 0

Dated: JULY 20, 2005                   _________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                              CARRIER                             POLICY PERIOD
--------------                              -------                             -------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.